SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

——————

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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FIBERSTARS, INC.

(Name of Registrant as Specified in Its Charter)

__________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

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May 1, 2006

Dear Shareholder:

This year’s annual meeting of shareholders will be held on June 15, 2006 at 1:00 P.M., local time, at the principal executive offices of Fiberstars, Inc., 32000 Aurora Road, Solon, Ohio 44139. You are cordially invited to attend.

The Notice of Annual Meeting of Shareholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, have been made a part of this invitation.

After reading the Proxy Statement, please promptly mark, date, sign and return the enclosed proxy in the pre-paid envelope to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU DATE, SIGN AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our shareholders are important.

The Proxy Statement and related proxy form, as well as a copy of the Company’s 2005 Annual Report to Share-holders, are being sent on or about May 11, 2006.

The Board of Directors and management look forward to seeing you at the annual meeting.

Very truly yours,

/s/ John M. Davenport
John M. Davenport
President and Chief Executive Officer

FIBERSTARS, INC.
32000 AURORA ROAD
SOLON, OHIO 44139

_____________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 15, 2006

_____________________________

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Fiberstars, Inc. (the “Company”) will be held on June 15, 2006, at 1:00 P.M., local time, at the principal corporate offices of Fiberstars, Inc., 32000 Aurora Road, Solon, Ohio, for the following purposes:

1.

To elect eight directors to serve for the ensuing year or until their successors are elected and qualified, the nominees for which are as follows: John M. Davenport, John B. Stuppin, Jeffrey H. Brite, Ronald A. Casentini, Michael Kasper, Paul von Paumgartten, David N. Ruckert and Philip E. Wolfson.

2.

To consider and vote upon a proposal to increase the number of shares of the Company’s common stock reserved for issuance under the Company’s 2004 Stock Incentive Plan by 500,000 shares;

3.

To consider and vote upon a proposal to increase the number of shares of the Company’s common stock reserved for issuance under the Company’s 1994 Employee Stock Purchase Plan by 50,000 shares;

4.

To consider and vote upon a proposal to reincorporate the Company from California to Delaware;

5.

To ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2006; and

6.

To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on May 11, 2006 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ John M. Davenport
John M. Davenport President and Chief Executive Officer
Solon, Ohio
May 1, 2006

IMPORTANT: Please mark, date, sign and promptly mail the enclosed proxy card at your earliest convenience in the accompanying postage-paid envelope to ensure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

FIBERSTARS, INC.
32000 AURORA ROAD
SOLON, OHIO 44139

INFORMATION CONCERNING SOLICITATION AND VOTING OF PROXIES

General

The enclosed proxy is solicited on behalf of the Board of Directors of Fiberstars, Inc., a California corporation (“Fiberstars” or the “Company”), for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on June 15, 2006 at 1:00 P.M., local time, or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the principal executive offices of Fiberstars, Inc., 32000 Aurora Road, Solon, Ohio.

This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about May 11, 2006. The cost of soliciting these proxies will be borne by the Company. Regular employees and directors of the Company may solicit proxies in person, by telephone, or by mail. No additional compensation will be given to employees or directors for such solicitation. The Company will request brokers and nominees who hold stock in their names to furnish proxy material to beneficial owners of the shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use either by delivering to the Company (32000 Aurora Road, Solon, Ohio, Attention: John M. Davenport) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. If a proxy is properly signed and not revoked, the shares it represents will be voted in accordance with the instructions of the shareholder.

Record Date and Share Ownership

Only shareholders of record at the close of business on May 11, 2006 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. The Company has 11,316,110 shares of Common Stock, par value $.0001 per share (“Common Stock”), issued and outstanding.

Voting

Generally, each share of Common Stock held as of the Record Date entitles its holder to one vote on matters to be acted upon at the Annual Meeting, including the election of directors. However, if, prior to the voting to elect directors, any shareholder gives notice at the Annual Meeting of his or her intention to cumulate his or her votes, and if the names of the candidate or candidates for whom that shareholder intends to vote have been placed in nomination prior to the voting, then all shareholders may cumulate their votes for candidates in nomination. This means that each shareholder may give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares he or she holds, or such shareholder may distribute that total number of votes among as many candidates as he or she thinks fit. The person authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of directors is not withheld) will have full discretion and authority to vote cumulatively and to allocate votes among any or all of the nominees as he may determine or, if authority to vote for a specified candidate or candidates has been withheld, among those candidates for whom authority to vote has not been withheld. On all matters except the election of directors, each share carries one vote.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Company’s transfer agent, which will act as Inspector of Elections. The Inspector of Elections will also determine whether or not a quorum is present. Except with respect to the election of directors and except in certain other specific circumstances including reincorporation in Delaware, the affirmative vote of a majority of shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is required under California law for approval of proposals presented to shareholders. In general, California law also provides that a quorum consists of a majority of the shares entitled to vote, represented either in person or by proxy. The reincorporation from California to Delaware must be approved by the affirmative votes of a majority of the outstanding shares entitled to vote. The Inspector of Elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as not voting for purposes of determining the approval of any matter submitted to the shareholders for a vote.

The shares represented by the proxies received, properly marked, dated, signed and not revoked will be voted at the Annual Meeting. Where such proxies specify a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications made. Any proxy in the enclosed form which is returned but is not marked will be voted FOR the election of the eight nominees for director listed in this Proxy Statement, FOR the approval of the amendment to 2004 Stock Incentive Plan, FOR the approval of the amendment to 1994 Employee Stock Purchase Plan, FOR the approval of the reincorporation of the Company to Delaware, FOR the ratification of the appointment of Grant Thornton, LLP as the Company’s independent auditors and as the proxy holders deem advisable on other matters that may properly come before the meeting. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter (“broker non-votes”), those shares will not be considered as voting with respect to that matter. While there is no definitive statutory or case law authority in California concerning the proper treatment of abstentions and broker non-votes, the Company believes that the tabulation procedures to be followed by the Inspector of Elections are consistent with the general statutory requirements in California concerning voting of shares and determination of a quorum.

PROPOSAL NO.1: ELECTION OF DIRECTORS

Nominees

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below, regardless of whether any other names are placed in nomination by anyone other than one of the proxy holders. If the candidacy of any one or more of such nominees should, for any reason, be withdrawn, the proxy holders will vote in favor of the remainder of those nominated and for such substituted nominees, if any, as shall be designated by the Board of Directors, taking into account any recommendations of the Nominating and Corporate Governance Committee, or the number of directors to be elected at this time may be reduced by the Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve as a nominee or as a director if elected.

If a quorum is present and voting, the nominees receiving the highest number of votes will be elected as directors at the Annual Meeting to serve until the next annual meeting or until their respective successors are duly elected or appointed.

The Company’s Bylaws provide that the number of directors of the Company shall be no less than five and no more than nine, with the exact number within such range to be fixed by amendment of the Bylaws adopted by the shareholders or by the Board of Directors. The number of directors is currently fixed at eight. The Nominating and Corporate Governance Committee has recommended, and the Board of Directors has designated, the eight nominees listed below. Biographical information concerning each nominee is set forth below:

Name	Age	Director Since	Background

John M. Davenport	60	2005

Mr. Davenport was appointed Chief Executive Officer and a director in July 2005. Mr. Davenport joined us in November 1999 as Vice President, Chief Technology Officer and was appointed Chief Operating Officer in July 2003. Prior to joining Fiberstars, Mr. Davenport served as President of Unison Fiber Optic Lighting Systems, LLC, from 1998 to 1999. Mr. Davenport began his career at GE Lighting in 1972 as a research physicist and thereafter served 25 years in various capacities including GE Lighting’s research and development manager and as development manager for high performance LED projects. He is a recognized expert in light sources, lighting systems and lighting applications, with special emphasis in low wattage discharge lamps, electronic ballast technology and distributed lighting systems using fiber optics.

John B. Stuppin	72	1993

Mr. Stuppin was elected Chairman of the Board in May 1995. Since September 1987, Mr. Stuppin has served in various executive capacities with Neurobiological Technologies, Inc. (“NTI”), a biomedical development company he co-founded, and he currently serves as a director of NTI. Mr. Stuppin also has been an investment banker and a venture capitalist, with over 25 years of experience in the founding and management of companies active in emerging technologies.

Jeffrey H. Brite	58	2003

Mr. Brite joined the Board of Fiberstars in July 2003. From January 2002 to the present he has served as Director of Product Development for Gensler, a leading global design, planning and strategic consulting firm. From 1996 to 2002, prior to joining Gensler, Mr. Brite was partner and Chief Executive Officer of NeoRay, a lighting company which was sold to Cooper Lighting. Prior to joining NeoRay, Mr. Brite founded a lighting distribution business and a real estate firm.

Name	Age	Director Since	Background

Ronald A. Casentini	67	2005

Mr. Casentini joined the board in September 2005. Since 1980 he has served as treasurer, secretary and a director of Xidak, Inc., a software company he co-founded. He has also served as president and a director of The Anorcase Foundation, a private operating foundation since November 2000. Mr. Casentini has more than 30 years experience working with entrepreneurial companies, particularly in the emerging technology sector, and venture capital investment firms. He has served in various executive capacities for a number of companies with which he was associated, principally as Chief Financial Officer and financial advisor to their boards of directors.

Michael Kasper	56	2004

Mr. Kasper joined the Board in November 2004. From March 2003 to the present he has served as President and CEO of United Way of Sonoma-Mendecino-Lake counties in California. From January 1997 to March 2003, he served as a director for United Way of Sonoma-Mendecino-Lake counties in California. Prior to that, from February 1996 to June 2001, Mr. Kasper was Vice President, Human Resources at JDS Uniphase Corporation, a telecommunications firm. At JDS Uniphase he was operations general manager at their OCLI subsidiary. From June 1972 to September 1995, Mr. Kasper was an executive, holding various positions, at Procter & Gamble Company, a consumer products company.

Paul von Paumgartten	59	2004

Mr. von Paumgartten joined the Board in October 2004. From 1982 up to the present he as held various positions at Johnson Controls, Inc., most recently serving as Director, Energy & Environment since October 1999. Prior to that he was Director of Performance Contracts at Johnson Controls, Inc. Mr. von Paumgartten also was instrumental in the formation of LEED™ (Leadership in Energy and Environmental Design), the energy efficiency qualification program of the U.S. Green Building Council. This is a qualification program for sustainable design developed by an industry coalition representing many segments of the building industry. Mr. von Paumgartten serves as treasurer for LEED™.

David N. Ruckert	68	1987

Mr. Ruckert joined the Company in November 1987 as President, Chief Operating Officer and a director. He served as Chief Executive Officer of the Company from October 1988 to July 2005 and served as Secretary of the Company from February 1990 to February 1994. From June 1985 to October 1987, he was Executive Vice President of Greybridge, a toy company which he co-founded that was later acquired by Worlds of Wonder in 1987. Prior to that time, he was Executive Vice President of Atari from October 1982 to June 1984 and was a Manager/ Vice President of Bristol-Myers Company in New York from October 1966 to October 1982.

Philip E. Wolfson	61	1987

Dr. Wolfson joined the Board in January 1986. Since 1998, Dr. Wolfson has served as Chief Executive Officer of Phytos, Inc., an herbal medicine development company. He has been Assistant Clinical Professor at the University of California School of Medicine in San Francisco since 1986 and has maintained a private practice in psychiatric medicine since 1982. Dr. Wolfson also served as a director and a consultant to NTI from 1989 to 1992.

Board Meetings and Committees

The Board of Directors held a total of seven meetings during the fiscal year ended December 31, 2005. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors serve. Mr. Davenport, who joined the Board in July 2005, and Mr. Casentini, who joined the Board in September of 2005, attended at least 75% of the meetings of the Board of Directors and of the committees on which they serve since their respective appointments. In 2005, Mr. Ruckert represented the Board at the annual meeting. The Board of Directors has appointed a Compensation Committee, an Audit and Finance Committee and a Nominating and Corporate Governance Committee. The Board has determined that each director who serves on these committees is “independent,” as that term is defined by applicable listing standards of The NASDAQ Stock Market and SEC rules. The Board has approved a charter for each of these committees which can be obtained by writing the Company at Fiberstars, Inc., 32000 Aurora Road, Solon, Ohio 44139.

The Compensation Committee of the Board of Directors, which currently consists of Messrs. Wolfson (Chairman), Cassentini and Kasper, held two meetings in 2005. The Compensation Committee’s primary functions are to discharge the responsibilities of the Board of Directors relating to compensation of the Company’s executive officers and to produce an annual report on executive compensation for inclusion in the Company’s annual proxy statement. Other specific duties and responsibilities of the Compensation Committee are to: review and recommend to the Board corporate goals and objectives relevant to compensation of the chief executive officer, evaluate his performance in light of such goals and objectives and set his compensation level based on this evaluation; develop and monitor compensation arrangements for executive officers of the Company, including review and approval of individual compensation; recommend to the Board guidelines for the review of the performance and establishment of compensation and benefit policies for all other employees; make recommendations regarding compensation plans and policies; administer the Company’s stock option plans and other compensation plans; and make recommendations to the Board regarding compensation of the Board of Directors.

The Audit and Finance Committee of the Board of Directors, which currently consists of Messrs. Cassentini (Chairman), Stuppin and Kasper, held five meetings in 2005. The Audit and Finance Committee’s primary functions are to assist the Board of Directors in its oversight of the integrity of the Company’s financial statements and other financial information, the Company’s compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company’s independent auditors and the performance of the Company’s internal audit function. Other specific duties and responsibilities of the Audit and Finance Committee are to: appoint, compensate, evaluate and, when appropriate, replace the Company’s independent auditors; review and pre-approve audit and permissible non-audit services; review the scope of the annual audit; monitor the independent auditors’ relationship with the Company; and meet with the independent auditors and management to discuss and review the Company’s financial statements, internal controls, and auditing, accounting and financial reporting processes. The Board of Directors has determined that Messrs. Cassentini and Stuppin is an “audit committee financial expert” as defined by SEC rules.

Nominating and Corporate Governance Committee of the Board of Directors, which currently consists of Messrs. Kasper (Chairman), Wolfson and vonPaumgartten held two meetings in 2005. The Nominating and Corporate Governance Committee’s primary functions are to seek, evaluate and recommend nominees for election to the Board of Directors and to oversee matters of corporate governance. Other specific duties and responsibilities of the Nominating and Corporate Governance Committee are to: determine the composition of the committees of the Board; make recommendations regarding candidates for director proposed by shareholders; consider and plan for executive officer succession as well as review management development and succession programs; review on an annual basis the performance of the Board and of management; and consider and make recommendations on matters related to the practices, policies and procedures of the Board.

Director Nominations

The Board of Directors nominates directors for election at each annual meeting of shareholders and elects new directors to fill vacancies when they arise. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board of Directors for nomination or election.

The Board of Directors has as an objective that its membership be composed of experienced and dedicated individuals with diversity of backgrounds, perspectives and skills. The Nominating and Corporate Governance

Committee will select candidates for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all shareholders. The Nominating and Corporate Governance Committee believes that nominees for director should have experience, such as experience in management or accounting and finance, or industry and technology knowledge, that may be useful to the Company and the Board, high personal and professional ethics, and the willingness and ability to devote sufficient time to effectively carry out his or her duties as a director. The Nominating and Corporate Governance Committee believes it appropriate for at least one, and, preferably, multiple, members of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and for a majority of the members of the Board to meet the definition of “independent director” under the rules of The NASDAQ Stock Market. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of the Company’s management to participate as members of the Board.

Prior to each annual meeting of shareholders, the Nominating and Corporate Governance Committee identifies nominees first by evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the Board with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to re-nominate the Director, or a vacancy is created on the Board as a result of a resignation, an increase in the size of the board or other event, the Committee will consider various candidates for Board membership, including those suggested by the Committee members, by other Board members, by any executive search firm engaged by the Committee and by shareholders. A shareholder who wishes to suggest a prospective nominee for the Board should notify the Secretary of the Company or any member of the Committee in writing, with any supporting material the shareholder considers appropriate, at the following address: Fiberstars, Inc., 32000 Aurora Road, Solon, Ohio 44139.

Shareholder Communications with the Board of Directors

If you wish to communicate with the Board of Directors, you may send your communication in writing to: Secretary, Fiberstars, Inc., 32000 Aurora Road, Solon, Ohio 44139. You must include your name and address in the written communication and indicate whether you are a shareholder of the Company. The Secretary will review any communication received from a shareholder, and all material communications from shareholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

Director Compensation

During 2005, each non-employee director received $10,000 per year and the Chairman of the Board and the Chairman of the Audit Committee received an additional $2,500 per year. Commencing in 2006, the Chairman of the Board will receive $40,000 per year, and the Chairmen of the Audit Committee and the Governance Committee will receive $20,000 per year, the Chairman of the Compensation Committee will receive $15,000 per year and each other non-employee director will receive $12,000 per year.

Under the terms of the Company’s 2004 Stock Incentive Plan, each newly appointed non-employee director receives an option to purchase 10,000 shares of Common Stock at an exercise price of 100% of the fair market value of the stock on the date of grant, which option vests in twelve equal monthly installments following the date of grant. In addition, following each annual meeting of the Company’s shareholders, each non-employee director who will continue to serve as a member of the Board of Directors automatically receives an option to purchase 7,000 shares of Common Stock at an exercise price of 100% of the fair market value of the stock on the date of grant, which option vests in twelve equal monthly installments following the date of grant, and each of the Chairman of the Board and the Chairman of the Audit Committee are to receive an additional option to purchase 3,000 shares under the same terms.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board of Directors currently consists of John B. Stuppin, Michael Kasper and Philip Wolfson. No director serving on the Compensation Committee is or has been an officer or employee of the Company or any of the Company’s subsidiaries. No interlocking relationships exist between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other entity, nor has any interlocking relationship existed in the past.

Required Vote

The eight nominees receiving the highest number of votes at the Annual Meeting will be elected as directors of the Company.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of the Company’s Common Stock as of April 15, 2006 as to (i) each person known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each of the Company’s directors, (iii) the Company’s Chief Executive Officer and each of the Company’s executive officers (“Named Executive Officers”), and (iv) all executive officers and directors of the Company as a group. Unless otherwise specified, the address for each officer and director is 32000 Aurora Road, Solon, OH  44139.

The table should be read with the understanding that more than one person may be the beneficial owner or possess certain attributes of beneficial ownership with respect to the same securities. Therefore, special attention should be given to the footnotes.

	Shares Beneficially Owned(1)
Name and Address	Number	Percent of Outstanding Common Stock(2)

5% Shareholders:
Welch & Forbes LLC
45 School St.
Boston, MA 02108(3)	936,923	8.3%
Wall Street Associates
12000 Prospect St., Ste. 100
La Jolla, CA 920347(4)	571,800	5.1%
Directors and Named Executive Officers:
John M. Davenport(5)	184,957	1.6
John B. Stuppin(6)	214,942	1.9
Jeffrey H. Brite(7)	63,417	*
Ronald A. Casentini(8)	7,500	*
Michael Kasper (9)	19,167	*
Paul von Paumgartten(10)	16,417	*
David N. Ruckert	253,073	2.2
Philip Wolfson(11)	74,708	*
Roger Buelow(12)	46,102	*
Robert Connors(13)	62,500	*
Ted des Enfants(14)	12,500	*
Barry R. Greenwald(15)	50,202	*
All executive officers and directors as a group (12) persons)(16)	1,005,483	8.5%

——————

*

Less than one percent

(1)

To Fiberstars’ knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table.

(2)

Based on 11,330,276 shares outstanding as of April 15, 2006. In addition, shares issuable pursuant to options and warrants which may be exercised within 60 days of April 15, 2006 are deemed to be issued and outstanding and have been treated as outstanding in calculating the percentage ownership of those individuals possessing such interest, but not for any other individuals. Thus, the number of shares considered to be outstanding for the purposes of this table may vary depending on the individuals’ particular circumstances.

(3)

Based solely on information provided by Welch & Forbes LLC. in its Form 13F filed with the Securities and Exchange Commission on January 12, 2006, Welch & Forbes LLC has sole voting power with respect to 791,223 shares and sole disposition power as to all shares.

(4)

Based solely on information to an amended Schedule 13G, filed by Wall Street Associates with the Securities and Exchange Commission on February 13, 2006, Wall Street Associates has sole voting power with respect to 196,3000 of these shares and sole dispositive power with respect to all of these shares.

(5)

Includes 130,000 shares subject to warrants that are exercisable within 60 days of April 15, 2006.

(6)

Includes 64,167 shares subject to options that are exercisable within 60 days of April 15, 2006 and 8,060 shares subject to warrants that are exercisable within 60 days of April 15, 2006.

(7)

Consists of 63,417 shares subject to options exercisable within 60 days of April 15, 2006.

(8)

Consists of 7,500 shares subject to options that are exercisable within 60 days of April 15, 2006.

(9)

Consists of 19,167 shares subject to options that are exercisable within 60 days of April 15, 2006.

(10)

Consists of 16,417 shares subject to options exercisable within 60 days of April 15, 2006.

(11)

Consists of 74,708 shares subject to options exercisable within 60 days of April 15, 2006.

(12)

Includes 13,125 shares subject to options exercisable within 60 days of April 15, 2006.

(13)

Consists of 62,500 shares subject to options exercisable within 60 days of April 15, 2006.

(14)

Consists of 12,500 shares subject to options exercisable within 60 days of April 15, 2006.

(15)

Consists of 50,202 shares subject to options exercisable within 60 days of April 15, 2006.

(16)

Includes 479,018 shares subject to options and warrants that are exercisable within 60 days of April 15, 2006.

REPORT OF THE AUDIT AND FINANCE COMMITTEE

The Audit and Finance Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit and Finance Committee Charter may be obtained from the Company. The members of the Audit and Finance Committee are John B. Stuppin, Michael Kasper and Philip Wolfson, each of whom meets the independence standards established by The Nasdaq Stock Market.

The Audit and Finance Committee oversees the Company’s financial reporting process on behalf of the Board of Directors and is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. It is not the duty of the Audit and Finance Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible in their report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit and Finance Committee reviewed and has discussed the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 with the Company’s management and its independent auditors. The Audit and Finance Committee met privately with the independent auditors and discussed issues deemed significant by the auditors, including those required by the Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as amended. In addition, the Audit and Finance Committee has received the written disclosures from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with the Audit Committee) and discussed with the independent auditors their independence from the Company.

Based upon the reviews and discussions outlined above, the Audit and Finance Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

The foregoing report has been furnished by the Audit and Finance Committee of the Board of Directors of Fiberstars, Inc.

AUDIT AND FINANCE COMMITTEE

John B. Stuppin
Michael Kasper
Philip E. Wolfson

EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary Compensation Table

The following table sets forth all compensation for services rendered in all capacities to the Company for the three fiscal years ended December 31, 2005 for our Chief Executive Officer and our four other most highly compensated executive officers as of December 31, 2005.

Summary Compensation Table

Name and Principal Position	Annual Compensation			Compensation Awards	All Other Compensation(1)
	Fiscal Year	Salary($)	Bonus($)	Securities Underlying Options(#)

John Davenport(2)	2005	225,000	$—	200,000	$773
President/CEO	2004	200,000	—	20,000	773
	2003	187,500	—	20,000	773

David N. Ruckert(3)	2005	201,161	—	—	345,131	(4)
CEO/President	2004	221,384	—	—	10,555
	2003	207,923	—	25,000	11,125

Barry R. Greenwald	2005	189,500	—	—	1,113
Senior Vice President, Pool	2004	176,000	—	15,000	1,113
& Spa Division	2003	185,823	—	—	1,603

Ted des Enfants	2005	175,000		15,000	258
Vice President,	2004	175,000	—	25,000	258
U.S. Commercial Sales	2003	—	—	—	679

Robert A. Connors	2005	166,000	—	—	807
Vice President, Finance	2004	166,000	—	—	807
Chief Financial Officer	2003	156,000	—	15,000	715

Roger Buelow	2005	111,600	—	—	[ ]
Chief Technology Officer/Vice President

——————

(1)

Except as noted, represents premiums paid on life insurance policies for the officer’s benefit.

(2)

Mr. Davenport became Chief Executive Officer effective July 1, 2005 prior to which he was President and Chief Technology Officer of the Company.

(3)

Mr. Ruckert stepped down as Chief Executive Officer on July 1, 2005 and served as President until
September 30, 2006. Reported Compensation includes amounts paid for the entire fiscal year.

(4)

Includes $2,500 in Directors’ Fees, $10,555 in life insurance and $332,076 in severance payments.

Stock Options Granted in Fiscal 2005

The following table sets forth certain information for the year ended December 31, 2005 with respect to stock options granted to the individuals named in the Summary Compensation Table above.

Option Grants in Fiscal Year 2005

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)(1)	% of Total Options Granted to Employees in Fiscal Year(2)	Exercise or Base Price ($/Share)(3)	Expiration Date(4)	Grant Date Value(5)

John Davenport	200,000	53%	$9.60	6/27/2010	$863,027
David N. Ruckert(6)	—	—	—	—	—
Barry Greenwald	—	—	—	—	—
Ted des Enfants	15,000	4%	$9.23	12/8/2010	74,920
Robert Connors	—	—	—	—	—
Roger Buelow	25,000	7%	$10.64	6/30/2010	119,565

——————

(1)

Such stock options vest as to 25% of the shares covered by the respective options on each anniversary of the grant date, becoming fully vested on the fourth anniversary of the date of grant. Under the terms of the Company’s 2004 Stock Incentive Plan, the Board of Directors or a duly appointed committee of the Board retains the discretion, subject to certain limitations within the Option Plan, to modify, extend, or renew outstanding options and to reprice outstanding options, and to accelerate the vesting of options in the event of any merger, consolidation, or reorganization in which the Company is not the surviving corporation. Options may be repriced by canceling outstanding options and reissuing new options with an exercise price equal to the fair market value on the date of reissue which may be lower than the original exercise price of such canceled options.

(2)

Based on 375,000 options granted to employees in Fiscal 2005.

(3)

The exercise price on the date of grant was equal to 100% of the fair market value on the date of grant.

(4)

Subject to earlier termination upon certain events related to termination of employment.

(5)

The grant date present value is based on a Black-Scholes calculation using the following assumptions: time of exercise: 5.02 years; risk-free interest rate: 3.58%; volatility: 49%; dividend yield: none.

(6)

Excludes option grants after Mr. Ruckert ceased being an officer. See “Certain Transactions”.

Option Exercises and Fiscal 2005 Year End-Value

The following table provides certain information concerning exercises of options to purchase the Company’s Common Stock in the fiscal year ended December 31, 2005, and unexercised options held as of December 31, 2005, by the individuals named in the Summary Compensation Table.

Aggregate Options Exercises in Last Fiscal Year and Fiscal Year-End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year End (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(1) Exercisable/Unexercisable

John Davenport	50,000	$118,750	125,000/260,000	$94,800	$188,250
David N. Ruckert	210,000	640,625	—	—	—
Barry R. Greenwald	—	—	38,750/21,250	$116,313	$57,938
Ted des Enfants	—	—	6,250/33,750	$12,813	$38,438
Robert A. Connors	29,000	68,875	57,500/17,500	$237,400	$50,400
Roger Buelow	—	—	13,125/35,625	$66,563	$54,688

——————

(1)

Based upon the closing price of the Company’s Common Stock on the Nasdaq National Market on the last trading day of fiscal 2005, which was $8.55.

(2)

Excludes option grants after Mr. Ruckert ceased being an officer. See “Certain Transactions”.

Employment Agreements and Change in Control Agreements

The Company has entered into agreements with Barry R. Greenwald, John Davenport and Robert A. Connors. Under these agreements, Messrs. Greenwald, Davenport and Connors are each entitled to receive severance payments in the event their employment with the Company is terminated without cause at any time within six months after a change in control in the Company as that term is defined their agreements. The amount of the severance payments would be equal to the total cash compensation the respective officer was receiving prior to the change in control for a period of months equal to the total number of years of the respective officer’s employment with the Company.

The Company has issued offers of employment to Messrs. Greenwald, Davenport and Connors. These offer letters described the initial conditions of their employment including salary, car allowance, benefits, incentives and option grants as appropriate to each at the time of their employment.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation Committee is responsible for setting and monitoring policies governing the compensation of Fiberstars’ executive officers. The Compensation Committee reviews the performance and compensation levels for executive officers, sets salary and incentive levels and grants options under Fiberstars’ option plan. The Compensation Committee is currently comprised of three non-employee directors who meet the independence standards established by The Nasdaq Stock Market.

Compensation Philosophy and Objectives

The objectives of the Compensation Committee are to correlate executive compensation with Fiberstars’ business objectives and performance and to enable Fiberstars to attract, retain and reward executive officers who con-tribute to the long-term success of Fiberstars. The Compensation Committee also seeks to establish compensation policies that allow Fiberstars flexibility to respond to changes in its business environment.

Executive Compensation Components

Fiberstars’ executive compensation policies are recommended and administered by the Compensation Committee of your Board of Directors. The Compensation Committee has established an executive compensation program consisting of base salary, annual cash bonuses and stock options. Each component is discussed in greater detail below.

Base Salary. Base salaries for executive officers are based on a review of salaries for similar positions requiring similar qualifications in similar industries. In determining executive officer salaries, the Compensation Committee has approved the use by management of information from salary surveys.

The President and Chief Executive Officer annually assesses the performance of all other executive officers and recommends salary increases to the Compensation Committee based on a number of factors such as performance evaluations, comparative data and other relevant factors. The Compensation Committee then reviews and approves the increases for any person with total annual compensation over $100,000.

In addition to reviewing performance evaluations, the Compensation Committee also reviews the financial condition of Fiberstars in setting salaries.

Bonus Incentive Plan. The Compensation Committee administers an incentive plan to provide additional compensation to executives who meet established performance goals. In consultation with the President and Chief Executive Officer, the Compensation Committee annually determines the total amount of cash bonuses available for executive officers and certain other management employees. For fiscal 2005, awards under this bonus plan were contingent upon Fiberstars’ attainment of operating profit targets set by the Compensation Committee in consultation with the President and Chief Executive Officer. The target amount of bonuses for senior executive officers was set by the Compensation Committee. Awards are weighted so that higher awards are received when Fiberstars’ performance reaches maximum targets, smaller awards are received when Fiberstars’ performance reaches mini-mum targets and no awards are made when Fiberstars does not meet minimum performance targets. After the total eligible bonus pool is determined, annual incentives are paid to executive officers, based on their individual performance as determined by Fiberstars’ President and Chief Executive Officer. Fiberstars’ performance in fiscal 2005 was not on target, and no bonuses were paid under this bonus incentive plan. Consistent with Fiberstars’ objective of aligning compensation with performance, the Compensation Committee anticipates that future bonus payments will be based on specific targets and performance.

Stock Options. The Compensation Committee believes that employee equity ownership provides significant motivation to executive officers to maximize value for Fiberstars’ shareholders and, therefore, periodically grants stock options under Fiberstars’ 2004 Stock Incentive Plan at the then current market price. The Compensation Committee administers the Company’s 2004 Stock Incentive Plan. Stock options will only have value if Fiberstars’ stock price increases over the exercise price.

The Compensation Committee grants options to executive officers after consideration of recommendations from the President and Chief Executive Officer. Recommendations for options are based upon the relative position, responsibilities of each executive officer, previous and expected contributions of each officer to Fiberstars, previous option grants to such executive officers and customary levels of option grants for the respective position in other comparable companies. Options generally vest over a four-year period at a rate of 25% per year. In 2001, executive officers were granted options under a Time Accelerated Restricted Stock Award Plan (“TARSAP”) within the 1994 Stock Option Plan with a seven year vesting period. The vesting of these options can be accelerated upon achievement of Fiberstars and individual objectives during the fiscal year 2005. As a result of not achieving these objectives in 2005, the TARSAP options have not qualified for accelerated vesting, but roll forward to a future year whereupon the vesting may be accelerated if the objectives for that future year are met. Consistent with the Company’s objective of aligning compensation with performance, the Company anticipates that future grants to incumbent executive officers will be based on specific targets and performance.

Section 162(m). Section 162(m) of the Internal Revenue Code and related Treasury Department regulations limits Fiberstars’ ability to deduct certain compensation in excess of $1,000,000 paid to Fiberstars’ chief executive officer and each of the four other most highly compensated executive officers. Fiberstars’ 1994 Stock Option Plan and 2004 Stock Incentive Plan are structured to permit awards under the plan to qualify as performance-based compensation and to maximize the tax deductibility of the awards so long as the options are granted by a committee whose members are non-employee directors. Fiberstars expects that the Compensation Committee will be comprised of non-employee directors, and that, to the extent the Compensation Committee is not so constituted for any period of time, the options granted during such period will not be likely to result in compensation exceeding $1,000,000 in any year. The Compensation Committee does not believe that other components of Fiberstars’ compensation will be likely to exceed $1,000,000 for any executive officer in the foreseeable future and therefore concluded that no further action with respect to qualifying such compensation for deductibility was necessary at this time. In the future, the Compensation Committee will continue to evaluate the advisability of qualifying its executive compensation for deductibility of such compensation. The Compensation Committee’s policy is to qualify its executive compensation for deductibility under applicable tax laws as practicable.

Compensation of President and Chief Executive Officer

The Compensation Committee annually assesses the performance and recommends to the Board of Directors the salary and overall compensation for Fiberstars’ President and Chief Executive Officer, Mr. John N. Davenport. The compensation for Mr. Davenport is based on a package of salary, bonus and options which is established by the Compensation Committee each year, prior to the start of the year.

Pursuant to the recommendation of the Compensation Committee, Mr. Davenport’s annual base salary was set at $250,000 when he became Chief Executive Officer in July 2005. Mr. Davenport was also eligible to receive a bonus under Fiberstars’ bonus incentive plan described above. During fiscal 2005, Mr. Davenport was eligible and this bonus incentive plan to receive a bonus of 25% to 50% of his then current base salary dependent upon achievement of between 90% and 125% of plan. Fiberstars’ performance in fiscal 2005 was not on target, and as a result Mr. Davenport did not receive a bonus under the incentive bonus plan. On July 1, 2005, Mr. Davenport received an option to purchase 200,000 shares of Fiberstars; Common stock at an exercise price of $. This option vests as to 25% of the shares on each anniversary of the grant date, becoming fully vested on the fourth anniversary.

Pursuant to the recommendation of the Compensation Committee, Mr. Ruckert received base salary at an annualized rate of $21,384 for fiscal 2005. Mr. Ruckert was also eligible to receive a bonus under Fiberstars’ bonus incentive plan described above. The target amount of bonuses for Mr. Ruckert was set by the Compensation Committee. During fiscal 2005, Mr. Ruckert was eligible under this bonus incentive plan to receive a bonus of between 25% and 50% of his base salary dependent upon achievement of between 90% and 125% of plan. As discussed above, Fiberstars’ performance in fiscal 2005 was not on target, and as a result Mr. Ruckert did not receive a bonus under the bonus incentive plan.

During fiscal 2005, no additional option awards issued to Mr. Ruckert, other than the 25,000 share grant he received under a consulting arrangement (See “Certain Transactions”).

The foregoing report has been furnished by the Compensation Committee of the Board of Directors of Fiberstars, Inc.

COMPENSATION COMMITTEE

Philip Wolfson

Ronald A. Cassentini

Michael Kasper

STOCK PRICE PERFORMANCE GRAPH

Set forth below is a line graph comparing the cumulative total shareholder return of the Company’s Common Stock against the cumulative total return of the Wilshire Smallcap Index and a self-determined Peer Group for the period of five fiscal years commencing December 31, 2000 and ending December 31, 2005. The graph and table assume that $100 was invested on December 31, 2000 in each of Fiberstars Common Stock, the Wilshire Smallcap Index and the self-determined Peer Group, and that all dividends were reinvested. The six companies in the self-determined Peer Group are: Pentair, Inc., Cooper Industries Inc., Genlyte Group Inc., Hubbell Inc., LSI Industries Inc. and SLI Inc. Cumulative total shareholder return for Fiberstars Common Stock and the Wilshire Smallcap Index and the self-determined Peer Group are based on Fiberstars fiscal year. The comparisons in the table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company’s Common Stock.

	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004	12/31/2005

Fiberstars, Inc.	100.00	41.68	47.46	91.43	134.99	114.96
Russell 2000 (yahoo: ^rut)	100.00	101.03	79.23	115.18	134.84	155.34
Peer Group	100.00	104.99	100.15	146.00	182.01	184.62

CERTAIN TRANSACTIONS

The Company entered into a consulting agreement with Jeffrey H. Brite, a member of its Board of Directors, effective date of November 1, 2004. As a consultant under this agreement, Mr. Brite is to assist the Company’s President and Vice President of Sales in identifying, contacting and making introductions to key building project personnel in a position to facilitate the purchase of Company products. Under this agreement the Company (i) granted Mr. Brite fully vested options to purchase 40,000 shares of its Common Stock at a per share exercise price of $7.23, (ii) agreed to pay Mr. Brite an annual cash payment of $50,000 to be paid in equal quarterly payments during each of the calendar years 2005, 2006 and 2007.

The Company entered into a consulting agreement with Gensler Architecture, Design & Planning, P.C., a New York Professional Corporation, or Gensler, effective November 1, 2004 through December 15, 2007. Mr. Jeffrey H. Brite, a member of our Board of Directors, is an employee of Genlser. Under this consulting agreement Gensler provides contract services to the Company in the areas of fixture design and marketing targeted at expanding the market for our EFO™ products. Gensler has agreed to assist Fiberstars’ marketing group with matters of structure, procedure and practices as they relate to the design, real estate and procurement communities, and to advise Fiber-stars on strategies to enhance its visibility and image within the design and construction community as a manufacturer of preferred technology. Fiberstars has agreed to compensate Gensler with a one-time cash payment of $60,750 for services delivered in advance of the completion of the negotiation of the consulting agreement, $50,000 annual cash payments to be paid in quarterly installments of $12,500 in arrears for each of the calendar years 2005, 2006 and 2007, and an option to purchase 75,000 shares of Common Stock at a per share exercise price of $6.57, vesting over 3 years. For the fiscal year ended December 31, 2004, the Company paid Gensler $60,750 for services performed.

On June 28, 2005, the Compensation Committee approved the severance package to be paid to David Ruckert upon his resignation as the Company’s Chief Executive Officer, effective July 1, 2005. Mr. Ruckert remained President of the Company until September 30, 2005, at his then current salary. After leaving the Company on September 30, 2005, Mr. Ruckert was entitled to severance payments equal to 18 months of his annual base salary, which were required be paid over 3 years beginning in October 2005. However, should the Company undertake a financing transaction, under certain circumstances, any unpaid severance amount would be immediately payable in a lump sum. In addition, Mr. Ruckert’s outstanding unvested options vested on October 1, 2005. Mr. Ruckert was permitted to sell 110,000 shares in the Company’s 2005 public offering.

In addition, on December 9, 2005, the Company entered into a consulting arrangement with Mr. Ruckert, one of the Company’s directors. Pursuant to this arrangement, Mr. Ruckert will provide the Company with consulting services related to the marketing of its EFO system for a period of 6 months, which began January 1, 2006. In exchange for these services, the Company agreed to (i) pay Mr. Ruckert an aggregate of $60,000 and (ii) grant him options to purchase an aggregate of 50,000 shares of the Company common stock, of which 25,000 shares were granted in December 2005 with the remaining 25,000 to be granted prior to July 1, 2006.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities to file certain reports regarding ownership of, and transactions in, the Company’s securities with the Securities and Exchange Commission (the “SEC”). Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely on its review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that, except as provided below, all filing requirements applicable to the Company’s executive officers, directors and more than 10% stockholders were complied with for 2005. Ronald Casentini was appointed as a director of the Company in September, 2005 and timely filed a Form 3, however, Mr. Casentini was also granted a stock option in connection with his appointment and the Form 4, filed the same day as the Form 3, may not be considered timely filed. Two directors failed to file a timely a Form 4 in connection with the grant of options: John Davenport and Ted des Enfants. One director, David Ruckert, also an officer, failed to file a timely Form 4 upon the acquisition of Company common stock by exercise of a stock option.

PROPOSAL NO. 2: APPROVAL OF AMENDMENT TO 2004 STOCK INCENTIVE PLAN

General

In anticipation of the August 2004 expiration of the Company’s 1994 Stock Option Plan (the “1994 Plan”) and 1994 Directors’ Stock Option Plan, the Board of Directors approved the adoption of the 2004 Stock Incentive Plan (the “2004 Plan”) on February 26, 2004, and the 2004 Plan was approved by the shareholders on May 19, 2004. The 2004 Plan became effective on February 26, 2004.

The purpose of the 2004 Plan is to enable Fiberstars to attract and retain top quality employees, officers, directors and consultants and to provide employees, officers, directors and consultants with an incentive to enhance shareholder returns. The Board of Directors believes that options and other equity-based incentives are an important part of the compensation package Fiberstars offers to its employees and directors. There are no shares initially reserved for grants under the 1994 Plan and the Directors’ Plan are available for grant under the 2004 Plan.

The shareholders are being asked to approve an amendment to increase the number of shares of Common Stock reserved for issuance under the 2004 Plan by 500,000 shares from 500,000 to 1,000,000. The Board of Directors believes that the availability of an adequate stock option program is an important factor in attracting and retaining qualified officers, employees and consultants essential to the success of the Company and in aligning their long-term interests with those of the shareholders.

Set forth below is a summary of the 2004 Plan, which is qualified in its entirety by the specific language of the 2004 Plan, a copy of which is available to any shareholder upon request.

Description of the 2004 Plan

The 2004 Plan provides for the grant of restricted share awards, options, stock units and stock appreciation rights with respect to shares of Fiberstars’ Common Stock to directors, officers, employees and consultants of Fiberstars and its subsidiaries. The 2004 Plan is administered by the Compensation Committee. In addition, the composition of the committee shall satisfy the requirement set forth in Section 3 of the 2004 Plan (referred to in this Proposal as the “Committee”), which has complete discretion to select the participants and to establish the terms and conditions of each restricted share award and option, subject to the provisions of the 2004 Plan and to required grants to Outside Directors. Options granted under the 2004 Plan may be “incentive stock options” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified options. As of
March 31, 2006, 95 employees were eligible to be considered for the grant of options under the 1994 Plan, and are also eligible under the 2004 Plan.

The Board of Directors believes that the granting of equity compensation awards is necessary to attract the highest quality personnel as well as to reward and thereby retain existing key personnel. Moreover, the attraction and retention of such personnel is essential to Fiberstars’ continued progress, which ultimately is in the interests of its shareholders.

Shares Subject to the 2004 Plan

The shareholders have previously authorized the reservation of an aggregate of 500,000 shares of Common Stock for issuance under the 2004 Plan. If any option granted under the 2004 Plan expires or terminates for any reason without having been exercised in full, then the unpurchased shares subject to that option will once again be available for additional awards. Since the 2004 Plan was approved, no additional option grants have been made under either the 1994 Plan or the Directors’ Plan, and the shares remaining available for future grant under both the 1994 Plan and the Directors’ Plan were added to the share reserve available for issuance under the 2004 Plan. Options outstanding under the 1994 Plan and the Directors’ Plan will remain outstanding until exercised or until they terminate or expire by their terms. If any outstanding option under either the 1994 Plan or the Directors’ Plan expires or terminates for any reason without having been exercised in full, then the unpurchased shares subject to that option will be available for additional awards under the 2004 Plan. In addition, 13,785 shares originally reserved for issuers under the 1994 Plan and the Director’s Plan are currently available for grants under the 2004 Plan.

Administration

The 2004 Plan is administered by the Compensation Committee. Subject to the provisions of the 2004 Plan, the Committee determines the persons to whom options are to be granted, the number of shares to be covered by each option, whether an option is to be an incentive stock option or a nonstatutory stock option, the timing and terms of exercisability of each option or the vesting of shares acquired upon the exercise of an option, including the effect thereon of an optionee’s termination of service, the exercise price of and the type of consideration to be paid to the Company upon the exercise of each option, the duration of each option, and all other terms and conditions of the options.  The Committee will interpret the 2004 Plan and options granted thereunder, and all determinations of the Committee will be final and binding on all persons having an interest in the 2004 Plan or any option.

Eligibility

Options may only be granted under the 2004 Plan to employees, consultants and Outside Directors (terms not otherwise defined herein shall have the meaning as defined in the 2004 Plan) of the Company, a parent, or a subsidiary of the Company. As of March 31, 2006, the Company had approximately 95 total employees, including five (5) executive officers. While any person eligible under the 2004 Plan may be granted a nonstatutory option, only employees may be granted incentive stock options.

Non-Employee Director Options

Under the 2004 Plan, each non-employee director who first serves on the Board of Directors automatically receive an option to purchase 10,000 shares of Common Stock. The 2004 Plan also provides for the annual automatic grant of an additional option to purchase 7,000 shares of Common Stock on the first business day following each regular annual shareholders’ meeting to each non-employee director who will continue serving on the Board of Directors, provided that he or she has served as a director for at least three months. These options become exercisable in 12 equal monthly installments. In addition to the option to purchase 7,000 shares of Common Stock, the Chairman of the Board and the Chairperson of Audit and Finance Committee of the Board of Directors will receive an additional option to purchase 3,000 shares of Common Stock on the first business day following each regular annual shareholders’ meeting, provided that he or she has served as a director for at least three months. These options become exercisable in 12 equal monthly installments.

Restricted Share Awards

The terms of any restricted share award under the 2004 Plan will be set forth in a restricted share agreement to be entered into between Fiberstars and each grantee. The Committee will determine the terms and conditions of any restricted share agreements, which need not be identical. Shares may be awarded under the 2004 Plan in consideration of services rendered prior to the award, without a cash payment by the grantee.

Terms and Conditions of Options

Options granted under the 2004 Plan may not be exercised more than 10 years after the date of grant (five years after the date of grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of Fiberstars’ capital stock). Under the 2004 Plan, shares subject to cancelled or terminated options are reserved for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends. The 2004 Plan is effective for 10 years, unless sooner terminated or suspended.

Each option granted under the 2004 Plan is evidenced by a written agreement between the Company and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the plan. The exercise price of each incentive stock option granted under the 2004 Plan must equal at least the fair market value of a Share on the date of grant, except as otherwise provided in Section 4(c) of the 2004 Plan, and the exercise price of any nonstatutory option must equal at least 85% of the fair market value of a Share on the date of grant. The exercise price of any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company (a “Ten Percent Shareholder”) must be at least 110% of the fair market value of a share of the Company’s Common Stock on the date of grant. On April 17, 2006, the closing price of a share of the Company’s Common Stock was $7.33 as reported on the Nasdaq National Market.

Amendments to the 2004 Plan

The Board of Directors may at any time amend, alter, suspend or terminate the 2004 Plan. No amendment, alteration, suspension or termination of the Plan will impair the rights of any optionee, unless mutually agreed otherwise between the optionee and the Committee, which agreement must be in writing and signed by Fiberstars and the optionee. Termination of the 2004 Plan will not affect the Committee’s ability to exercise the powers granted to it under the 2004 Plan with respect to options granted under the 2004 Plan prior to the date of such termination.

Certain Federal Income Tax Consequences

Incentive stock options granted under the 2004 Plan will be afforded favorable federal income tax treatment under the Code. If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee’s sale of the shares (assuming that the sale occurs more than two years after grant of the option and more than one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of either of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain.

All other options granted under the 2004 Plan will be nonstatutory stock options and will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon exercise of the nonstatutory stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of each share over its exercise price. Upon an optionee’s resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will generally qualify for long term capital gain or loss treatment if the shares have been held for more than one year. The Code provides for reduced tax rates for long term capital gains based on the taxpayer’s income and the length of the taxpayer’s holding period.

The recipient of a restricted share award will generally recognize ordinary compensation income when such shares are no longer subject to a substantial risk of forfeiture, based on the excess of the value of the shares at that time over the price, if any, paid for such shares. However, if the recipient makes a timely election under the Code to be subject to tax upon the receipt of the shares, the recipient will recognize ordinary compensation income at that time equal to the fair market value of the shares over the price paid, if any, and no further ordinary compensation income will be recognized when the shares vest.

In the case of an exercise of a stock appreciation right or an award of stock units, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery.

Fiberstars is generally entitled to a deduction for Federal income tax purposes equal to the amount of ordinary compensation income recognized by the recipient of an award at the time such income is recognized.

The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or restricted shares, or to Fiberstars. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences of an optionee’s death.

Transfer of Control, Reorganizations, Dissolution or Liquidation

The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for: (i) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation; (ii) the assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary; (iii) the substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards; (iv) full exercisability or vesting and accelerated expiration of the outstanding Awards; or (v) settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

The 2004 Plan provides that in the event of the proposed dissolution or liquidation of the Company, to the extent not previously exercised or settled, options granted pursuant to the 2004 Plan will terminate immediately prior to the consummation of the proposed action.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the votes cast at the Annual Meeting of Shareholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the same effect as a negative vote. Broker non-votes, on the other hand, will have no effect on the outcome of the vote.

The Board of Directors believes that the increase in the share reserve of the 2004 Plan is in the best interests of the Company and the shareholders. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE INCREASE IN THE SHARE RESERVE OF THE 2004 PLAN.

PROPOSAL NO. 3: APPROVAL OF AMENDMENT TO 1994 EMPLOYEE STOCK PURCHASE PLAN

General

The Company’s 1994 Employee Stock Purchase Plan was adopted by the Board in April 1994, approved by the Company’s shareholders in May 1994 (the “Purchase Plan”). The Purchase Plan provides a means by which employees may purchase Common Stock of the Company through payroll deductions. In 1999, the shareholders approved an amendment to the Purchase Plan to increase the number of shares authorized for issuance under the Purchase Plan from 50,000 to 100,000, and the Purchase Plan was amended to reflect such increase on December 7, 2000. As of April 17, 2006 approximately 9,694 shares remained available for future issuance under the Purchase Plan. On March 9, 2006, subject to shareholder approval, the Board increased the number of shares authorized for issuance under the Purchase Plan by 50,000, to a total of 150,000 shares.

Description of Plan

The following summary of the Purchase Plan is qualified in its entirety by the specific language of the Purchase Plan, a copy of which is available to any shareholder upon request.

General. The Purchase Plan is intended to qualify as an “employee stock purchase plan” under section 423 of the Code. Each participant in the Purchase Plan is granted at the beginning of each offering under the plan (an “Offering”) the right to purchase through accumulated payroll deductions up to a number of shares of the Common Stock of the Company (a “Purchase Right”) determined on the last day of the Offering. The Purchase Right is automatically exercised on the last day of the Offering unless the participant has withdrawn from participation in the Offering or in the Purchase Plan prior to such date.

Shares Subject to Plan. Currently, a maximum of 100,000 shares of the Company’s Common Stock may be issued under the Purchase Plan, subject to appropriate adjustment in the event of a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the Company’s capital structure or in the event of any merger, sale of assets or other reorganization of the Company. On March 9, 2006, the Board, subject to shareholder approval, amended the Purchase Plan to increase its share reserve by 50,000 to an aggregate of 150,000 shares. The shareholders are now being requested to approve the increase in the Purchase Plan reserve at the Annual Meeting.

Administration. The Purchase Plan is administered by the Board or a duly appointed committee of the Board. Subject to the provisions of the Purchase Plan, the Board determines the terms and conditions of Purchase Rights granted under the plan. The Board will interpret the Purchase Plan and Purchase Rights granted thereunder, and all determinations of the Board will be final and binding on all persons having an interest in the Purchase Plan or any Purchase Rights.

Eligibility. Any employee of the Company or of any present or future subsidiary corporation of the Company designated by the Board for inclusion in the Purchase Plan as of the first day of the Offering is eligible to participate in an Offering under the plan, so long as the employee is employed for more than 20 hours per week and more than five (5) months in a calendar year. However, no employee shall be granted an option who owns or holds options to purchase, or as a result of participation in the Purchase Plan would own or hold options to purchase, five percent or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary corporation of the Company is entitled to participate in the Purchase Plan. As of March 31, 2006, the Company had 95 employees that would be eligible to participate in the Purchase Plan.

Offerings. Generally, each Offering of Common Stock under the Purchase Plan is for a period of six months (an “Offering Period”) commencing on or about January 1 and July 1 of each year (an “Offering Date”). The Board may establish a different term for one or more Offerings or different commencement or ending dates for any Offering Period, so long as such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering to be affected. Generally, shares are purchased on the last day of the Offering Period (a “Purchase Date”). The Board may establish Offering Periods of different lengths and commencement dates.

Participation and Purchase of Shares. Participation in an Offering under the Purchase Plan is limited to eligible employees who authorize payroll deductions prior to the Offering Date. Payroll deductions may not exceed 5% (or such other rate as the Board determines) of an employee’s compensation on any payday during the Offering Period. Once an employee becomes a participant in the Purchase Plan, that employee will automatically participate in each successive Offering Period until such time as the employee withdraws from the Purchase Plan, becomes ineligible to participate, or terminates employment. Subject to certain limitations, each participant in an Offering has a Purchase Right equal to the number of whole shares determined by dividing $12,500 by the fair market value of a share of Common Stock on the Offering Date. However, no participant may purchase under the Purchase Plan shares of Common Stock having a fair market value exceeding $25,000 in any calendar year (measured by the fair market value of the Company’s Common Stock on the first day of the Offering Period in which the shares are purchased).

On each Purchase Date, the Company issues to each participant in the Offering the number of shares of the Company’s Common Stock determined by dividing the amount of payroll deductions accumulated for the participant during the Offering Period by the purchase price, limited in any case by the number of shares subject to the participant’s Purchase Right for that Offering. The price at which shares are sold under the Purchase Plan is equal to 85% of the lesser of the fair market value per share of the Company’s Common Stock on the Offering Date or on the Purchase Date. The fair market value of the Common Stock on any relevant date is established by the Board based on the closing price per share on such date as reported on the Nasdaq National Market. Any payroll deductions under the Purchase Plan not applied to the purchase of shares will be returned to the participant, unless the amount remaining is less than the amount necessary to purchase a whole share of Common Stock, in which case the remaining amount may be applied to the next Offering Period.

A participant may withdraw from an Offering at any time without affecting his or her eligibility to participate in future Offerings. However, once a participant withdraws from an Offering, that participant may not again participate in the same Offering.

Transfer of Control. The Purchase Plan provides that, in the event of (i) a proposed sale of all or substantially all of the assets of the Company, or (ii) a merger of the Company with or into another corporation (a “Transfer of Control”), the acquiring or successor corporation will assume the Company’s rights and obligations under the Purchase Plan or substitute equivalent Purchase Rights for such corporation’s stock, unless the Board in its sole discretion adjusts the next Purchase Date to a date on or before the date of the Transfer of Control. In the event of a proposed dissolution or liquidation of the Company, the Offering Period will terminate unless otherwise provided by the Board.

Termination or Amendment. The Purchase Plan will continue in effect for a term of 20 years unless it is terminated by the Board prior to such date. The Board may at any time amend or terminate the Purchase Plan, except that the approval of the Company’s shareholders is required within twelve months of the adoption of any amendment increasing the number of shares authorized for issuance under the Purchase Plan, or changing the definition of the corporations which may be designated by the Board as corporations the employees of which may participate in the Purchase Plan.

Summary of United States Federal Income Tax Consequences

The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Purchase Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Generally, there are no tax consequences to an employee of either becoming a participant in the Purchase Plan or purchasing shares under the Purchase Plan. The tax consequences of a disposition of shares vary depending on the period such stock is held before its disposition. If a participant disposes of shares within two years after the Offering Date or within one year after the Purchase Date on which the shares are acquired (a “disqualifying disposition”), the participant recognizes ordinary income in the year of disposition in an amount equal to the difference between the fair market value of the shares on the Purchase Date and the purchase price. Such income may be subject to withholding of tax. Any additional gain or resulting loss recognized by the participant from the disposition of the shares is a capital gain or loss. If the participant disposes of shares at least two years after the Offering Date and at least one year after the Purchase Date on which the shares are acquired, the participant recognizes ordinary income in the year of disposition in an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of disposition and the purchase price or (ii) 15% of the fair market value of the shares on the Offering Date. Any additional gain recognized by the participant on the disposition of the shares is a capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there is no ordinary income, and the loss recognized is a capital loss. If the participant owns the shares at the time of the participant’s death, the lesser of (i) the difference between the fair market value of the shares on the date of death and the purchase price or (ii) 15% of the fair market value of the shares on the Offering Date is recognized as ordinary income in the year of the participant’s death.

If the exercise of a Purchase Right does not constitute an exercise pursuant to an “employee stock purchase plan” under section 423 of the Code, the exercise of the Purchase Right will be treated as the exercise of a nonstatutory stock option. The participant would therefore recognize ordinary income on the Purchase Date equal to the excess of the fair market value of the shares acquired over the purchase price. Such income is subject to withholding of income and employment taxes. Any gain or loss recognized on a subsequent sale of the shares, as measured by the difference between the sale proceeds and the sum of (i) the purchase price for such shares and (ii) the amount of ordinary income recognized on the exercise of the Purchase Right, will be treated as a capital gain or loss, as the case may be.

A capital gain or loss will be long-term if the participant holds the shares for more than 12 months and short-term if the participant holds the shares for 12 months or less. Long-term capital gains are currently subject to a maximum tax rate of 20%. Short-term capital gains are generally subject to the same tax rates as ordinary income.

If the participant disposes of the shares in a disqualifying disposition the Company should be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the disposition, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. In all other cases, no deduction is allowed the Company.

Changed Plan Benefits

Because benefits under the Purchase Plan will depend on employees’ elections to participate and the fair market value of the Company’s Common Stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the Purchase Plan is approved by the stockholders. Nonemployee directors are not eligible to participate in the Purchase Plan. As a point of reference, the numbers of shares of Common Stock purchased under the Purchase Plan by certain persons in the last fiscal year are as follows: Mr. Greenwald purchased 612 shares. All current employees, including officers who are not executive officers, as a group purchased 3,924 shares. No shares were purchased under the 1994 Purchase Plan by any directors who are not executive officers, any other nominees for election as directors or any associates of such directors or nominees or of any executive officers, and no person has purchased five percent or more of the total number of shares issued under the Purchase Plan.

Vote Required and Board’s Recommendation

The affirmative vote of a majority of the votes present or represented by proxy and entitled to a vote at the Annual Meeting, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, is required for approval of this proposal. Abstentions and broker nonvotes will each be counted present for purposes of determining the presence of a quorum, but will have no effect on the outcome of the vote.

The Board believes that the availability of an opportunity to purchase shares under the Purchase Plan at a discount from market price is important to attracting and retaining qualified officers and employees essential to the success of the Company, and that stock ownership is important to providing such persons with incentive to perform in the best interest of the Company.

THEREFORE, THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE 1994 EMPLOYEE STOCK PURCHASE PLAN TO 150,000 SHARES.

PROPOSAL NO. 4: APPROVAL OF REINCORPORATION IN DELAWARE

For the reasons set forth below, the Board of Directors believes that the best interests of Fiberstars and its shareholders will be served by changing the state of incorporation of Fiberstars from California to Delaware, referred to in this proxy statement as the “Reincorporation Proposal.” In proposing the reincorporation, the Board has purposefully set the proposed certificate of incorporation and bylaws to include provisions commonly maintained by companies incorporated in Delaware and friendly to shareholders to maximize management efficiency, maximize value for Fiberstars and preserve shareholder rights.

Shareholders are urged to read carefully the following sections of this Proxy Statement, including the related appendices, before voting on the Reincorporation Proposal. Throughout this Proxy Statement, the term “Fiberstars California” refers to the existing California corporation and the term “Fiberstars Delaware” refers to a wholly-owned Delaware subsidiary of Fiberstars California and the proposed successor to Fiberstars California.

Principal Reasons for Reincorporation

The Board of Directors believes that any direct benefit that Delaware law provides to a corporation indirectly benefits the shareholders, who are the owners of the corporation. The Board believes that there are several reasons why a reincorporation to Delaware is in the best interests of Fiberstars and its shareholders. As explained in more detail below, these reasons can be summarized as follows:

Prominence, Predictability, and Flexibility of Delaware Law. For many years Delaware has followed a policy of encouraging incorporation in its state and, in furtherance of that policy, has been a leader in adopting, construing, and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware’s prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated the ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

Well Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and to the conduct of a corporation’s board of directors, such as under the business judgment rule and other standards. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

Increased Ability to Attract and Retain Qualified Directors. Both California and Delaware law permit a corporation to include a provision in the charter to reduce or eliminate the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The frequency of claims and litigation pursued against directors and officers has greatly expanded the risks facing directors and officers of corporations in carrying out their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. We believe that, in general, Delaware law regarding a corporation’s ability to limit director liability is more developed and provides more guidance than California law. As a result, we believe that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies in attracting and retaining new directors.

Prominence, Predictability, and Flexibility of Delaware Law

In June of 2005, Fiberstars announced the 2005 reorganization and restructuring of Fiberstars and the plan to relocate Fiberstars’ headquarters to its existing facility in Solon, Ohio. The Board of Directors’ continued focus on enhanced corporate governance prompted Fiberstars to explore reincorporating in the state of Delaware due to Delaware’s reputation for progressive principles of corporate governance. In comparing the corporate laws of California and Delaware, Fiberstars noted that Delaware offers more comprehensive, flexible corporate laws that are responsive to the legal and business needs of corporations. Additionally, while Fiberstars is currently unaware of any hostile attempts to acquire control of Fiberstars, it believes that Delaware law is better suited than California law to protect shareholders’ interests in the event of an unsolicited takeover attempt. As Fiberstars plans for the future, the Board and management believe that it is essential to be able to draw upon comprehensive, flexible corporate laws responsive to the current and future legal and business needs of Fiberstars.

The Board of Directors and management also considered the following benefits of Delaware’s corporate legal framework in deciding to propose reincorporating in Delaware:

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the Delaware General Corporation Law, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

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the Delaware General Assembly, which annually considers and adopts statutory amendments that the Corporation Law Section of the Delaware State Bar Association proposes in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses;

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the Delaware Court of Chancery, which handles complex corporate issues with a level of experience and a degree of sophistication and understanding unmatched by any other court in the country, and the highly regarded Delaware Supreme Court;

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the well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater predictability than most, if not all, other jurisdictions provide; and

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the responsiveness and efficiency of the Division of Corporations of the Secretary of State of Delaware.

Increased Ability to Attract and Retain Qualified Directors

Fiberstars has a relatively small market capitalization compared to many other publicly-traded companies, including companies in the industries in which Fiberstars competes. In the view of the Board and the management, this results in Fiberstars facing significant competition for qualified and experienced independent directors. The current corporate governance environment and the additional requirements under the Sarbanes-Oxley Act of 2002, SEC rules and NASDAQ rules place a premium on publicly-traded corporations having experienced independent directors. Accordingly, there is an increased demand for highly qualified independent directors. At the same time, the current environment has increased the scrutiny on director actions and the perception of increased liability of independent directors. As a result, the Board of Directors believes that fewer qualified persons are willing to serve as independent directors, particularly on boards of smaller public companies, and qualified directors are choosing to serve on fewer boards.

Although Fiberstars has not yet experienced insurmountable difficulty in attracting and retaining experienced, qualified directors, as competition for qualified independent directors increases, it is reasonable to expect that directors will choose to join or remain with boards of directors of corporations with the most favorable corporate environment. The Board of Directors believes that reincorporation in Delaware will enhance Fiberstars’ ability to attract and retain directors. The vast majority of public corporations are domiciled in Delaware. Not only is Delaware law most familiar to directors, Delaware law provides, as noted above, greater flexibility, predictability, and responsiveness to corporate needs and, as noted below, more certainty regarding indemnification and limitation of liability of directors, all of which will enable the directors to act in the best interest of Fiberstars. As a result, the Board of Directors believes that the more favorable corporate environment afforded by Delaware will enable Fiberstars to compete more effectively with other public companies, most of whom are already incorporated in Delaware, to retain Fiberstars’ current directors and attract and retain new directors.

More Certainty Regarding Indemnification and Limitation of Liability for Directors

In general, both California and Delaware permit a corporation to include a provision in its charter which reduces or limits the monetary liability of directors for breaches of fiduciary duties with certain exceptions further discussed in “Limitation of Liability Compare and Contrast” below. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial and distracting to the directors and officers. The reduction of these risks to its directors and officers and corresponding limitation on situations in which monetary damages can be recovered against directors may be important in allowing Fiberstars to continue to attract and retain qualified directors. In addition, enhanced protection of directors is expected to reduce the extent to which directors, due to the threat of personal liability, are inhibited from making business decisions which, though entailing some degree of risk, are in the best interests of Fiberstars and its shareholders. Fiberstars believes that, in general, Delaware law provides greater protection to directors than California law, and that Delaware case law regarding a corporation’s ability to limit director liability is more developed and provides more guidance than California law. However, the shareholders should be aware that such protection and limitation of liability inure to the benefit of the directors, and the interest of the Board in recommending the reincorporation may therefore be in conflict with the interests of the shareholders. See “Indemnification and Limitation of Liability.”

Implementation of Reincorporation

The discussion contained in this Reincorporation Proposal is qualified in its entirety by reference to the form of Certificate of Incorporation of Fiberstars Delaware, form of Bylaws of Fiberstars Delaware, form of Agreement and Plan of Merger (referred to as the Merger Agreement), and form of Shareholder Rights Plan of Fiberstars Delaware (referred to as the Rights Plan,) copies of which are attached to this proxy statement as Appendices A, B, C and D, respectively.

Fiberstars California’s capital stock consists of 30,000,000 authorized shares of common stock, $0.0001 par value, of which [11,310,910] shares were issued and outstanding as of April 15, 2006, and 2,000,000 authorized shares of preferred stock, $0.0001 par value, none of which were outstanding as of April 15, 2006. On the effective date of the reincorporation, Fiberstars Delaware will have the same number of outstanding shares of common stock that Fiberstars California had outstanding immediately prior to the effective date of the reincorporation.

If the Reincorporation Proposal is approved and the reincorporation is completed, Fiberstars Delaware’s capital stock will consist of 30,000,000 authorized shares of common stock, $0.0001 par value per share, and 2,000,000 shares of preferred stock, $0.0001 par value per share, which will be consistent with maintaining adequate capitalization for the current needs of Fiberstars.

The Reincorporation Proposal will be effected by merging Fiberstars California into Fiberstars Delaware (referred to as the Merger). Upon completion of the Merger, Fiberstars California will cease to exist and Fiberstars Delaware will continue the business of Fiberstars under the name “Fiberstars, Inc.” Pursuant to the Merger Agreement, upon the effective date of the Merger, (1) each outstanding share of Fiberstars California common stock, $0.0001 par value, will automatically be converted into one share of Fiberstars Delaware common stock, $0.0001 par value; (2) each Series A Participating Purchase Right will automatically be converted into a Series A Participating Preferred Purchase Right for the same number of shares of Series A Participating Preferred Stock of Fiberstars Delaware; and (3) each outstanding option to purchase Fiberstars California common stock, including options previously granted under the 1994 Stock Option Plan, as amended, and the 1994 Directors Stock Option Plan, as amended, and options previously granted and to be granted in the future under the 2004 Stock Incentive Plan, as amended (if approved by the shareholders (the “Stock Plans”), will automatically be assumed by Fiberstars Delaware and will represent an option to acquire shares of Fiberstars Delaware common stock on the basis of one share of Fiberstars Delaware common stock for each one share of Fiberstars California common stock and at an exercise price equal to the exercise price of the Fiberstars California option. Each certificate representing issued and outstanding shares of Fiberstars California common stock will represent the same number of shares of common stock of Fiberstars Delaware, respectively, into which such shares are converted by virtue of the Merger. In addition, each Series A Participating Preferred Stock Purchase Right to purchase Series A Participating Preferred Stock of Fiberstars California currently represented by such Certificate, will automatically convert to a Series A Participating Preferred Stock Purchase Right to purchase the same number of shares of Series A Participating Preferred Stock of Fiberstars Delaware represented by such certificate. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF FIBERSTARS CALIFORNIA TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF FIBERSTARS DELAWARE. HOWEVER, SHAREHOLDERS MAY EXCHANGE THEIR CERTIFICATE IF THEY SO CHOOSE. Fiberstars Delaware common stock will be traded on NASDAQ under the same symbol used by Fiberstars California prior to the Merger, namely “FBST.”

Under California law, the affirmative vote of holders of a majority of the outstanding shares of Fiberstars’ common stock is required for approval of the terms of the Reincorporation Proposal. See “Required Vote.” The Reincorporation Proposal has been approved by Fiberstars California’s Board of Directors, which unanimously recommends a vote in favor of such proposal. If approved by the shareholders, it is anticipated that the Reincorporation Proposal will become effective on a date, referred to as the Effective Date, as soon as practicable after the annual meeting. However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date if, in the opinion of the Board of Directors of either Fiberstars California or Fiberstars Delaware, circumstances arise which make it inadvisable to proceed otherwise.

Shareholders of Fiberstars California will not have dissenters’ appraisal rights if the Reincorporation Proposal is approved by such shareholders. For a discussion of California’s appraisal rights generally, see “Significant Differences between the Corporation Laws of California and Delaware — Appraisal Rights.”

APPROVAL BY THE SHAREHOLDERS OF THE REINCORPORATION PROPOSAL WILL CONSTITUTE APPROVAL OF THE CERTIFICATE OF INCORPORATION AND BYLAWS OF FIBERSTARS DELAWARE AND OF THE MERGER AGREEMENT IN SUBSTANTIALLY THE FORMS ATTACHED HERETO AS APPENDICES A, B, AND C, RESPECTIVELY. APPROVAL BY THE SHAREHOLDERS OF THE REINCORPORATION PROPOSAL WILL ALSO CONSTITUTE APPROVAL OF THE ASSUMPTION BY FIBERSTARS DELAWARE OF FIBERSTARS CALIFORNIA’S EMPLOYEE BENEFIT PLANS AND STOCK PLANS AND THE RIGHTS PLAN.

Series A Participating Preferred Purchase Rights

The Series A Participating Preferred Purchase Rights to purchase Series A Participating Preferred shares of Fiberstars California will be automatically converted into Series A Participating Preferred Purchase Rights of Fiberstars Delaware. The terms of the Series A Participating Preferred stock of Fiberstars California and Fiberstars Delaware are essentially identical. The Purchase Rights for the Fiberstars Delaware Series A Participating Preferred stock are governed by a Rights Agreement between Fiberstars Delaware and Mellon Investor Services LLC, which is essentially identical to the Rights Agreement governing the Fiberstars California Series A Participating Preferred Purchase Rights.

The differences in the texts of the Certificate of Designation and the Rights Plan reflect:

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The fact that the rights under Fiberstars Delaware Rights Plan arose from the Merger, and not from a dividend to shareholders.

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Certain specific exceptions regarding ownership of Fiberstars California common stock by Advanced Lighting Technologies, Inc. have expired in accordance with their terms and have been omitted from the Fiberstars Delaware Rights Plan.

The following is a summary of the rights under the Fiberstars Delaware Rights Plan.

On September 12, 2001, the Board of Directors of Fiberstars a California corporation, declared a dividend distribution of one “Right” for each outstanding share of common stock of Fiberstars California to shareholders of record at the close of business on September 26, 2001). Upon the merger of Fiberstars California into Fiberstars Delaware each outstanding right will be automatically converted into a Right of like tenor of Fiberstars Delaware. Except as set forth below, each Right, when exercisable, entitles the registered holder to purchase from Fiberstars Delaware one one-thousandth of a share of a new series of preferred stock, designated as Series A Participating Preferred Stock (the “Preferred Stock”), at a price of Thirty Dollars ($30.00) per one one-thousandth of a share (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the “Rights Agreement”) between Fiberstars Delaware and Mellon Investor Services LLC, as “Rights Agent.”

Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights certificates will be distributed. The Rights will separate from the Common Stock and a “Distribution Date” will occur upon the earliest of the following: (i) a public announcement that a person, entity or group of affiliated or associated persons and/or entities (an “Acquiring Person”) has acquired, or obtained the right to acquire, beneficial ownership of fifteen percent (15%) or more of the outstanding shares of Common Stock (other than (A) as a result of repurchases of stock by Fiberstars Delaware or certain inadvertent actions by institutional or certain other shareholders, (B) Fiberstars Delaware, any subsidiary of Fiberstars Delaware or any employee benefit plan of Fiberstars Delaware or any subsidiary, and (C) certain other instances set forth in the Rights Agreement); or (ii) ten (10) business days (unless such date is extended by the Board of Directors) following the commencement of a tender offer or exchange offer which would result in any person, entity or group of affiliated or associated persons and/or entities becoming an Acquiring Person (unless such tender offer or exchange offer is a Permitted Offer (defined below)).

Until the Distribution Date (or earlier redemption or expiration of the Rights, if applicable), (i) the Rights will be evidenced by certificates for Common Stock and will be transferred only with such Common Stock certificates, (ii) new Common Stock certificates issued after the Merger Date upon transfers or new issuances of the Common Stock will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates for outstanding Common Stock will also constitute the transfer of the Rights associated with such Common Stock. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Rights Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date, and the separate Rights Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire on the earliest of (i) September 20, 2011, (ii) consummation of a merger transaction with a person, entity or group who (x) acquired Common Stock pursuant to a Permitted Offer (as defined below) and (y) is offering in the merger the same price per share and form of consideration paid in the Permitted Offer or (iii) redemption or exchange of the Rights by Fiberstars Delaware as described below.

The number of Rights associated with each share of Common Stock shall be proportionately adjusted to prevent dilution in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Stock. The Purchase Price payable, and the number of one one-thousandths of a share of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights, options or warrants to subscribe for Preferred Stock, certain convertible securities or securities having the same or more favorable rights, privileges and preferences as the Preferred Stock at less than the current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends out of earnings or retained earnings) or of subscription rights, options or warrants (other than those referred to above). With certain exceptions, no adjustments in the Purchase Price will be required until cumulative adjustments require an adjustment of at least one percent (1%) in such Purchase Price.

In the event that, after the first date of public announcement by Fiberstars Delaware or an Acquiring Person that an Acquiring Person has become such, Fiberstars Delaware is involved in a merger or other business combination transaction (whether or not Fiberstars Delaware is the surviving corporation) or fifty percent (50%) or more of Fiberstars Delaware’s assets or earning power are sold (in one transaction or a series of transactions), proper provision shall be made so that each holder of a Right (other than an Acquiring Person) shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price, that number of shares of common stock of either Fiberstars Delaware, in the event that it is the surviving corporation of a merger or consolidation, or the acquiring company (or, in the event there is more than one acquiring company, the acquiring company receiving the greatest portion of the assets or earning power transferred) which at the time of such transaction would have a market value of two (2) times the Purchase Price (such right being called the “Merger Right”). In the event that a person, entity or group becomes an Acquiring Person (unless pursuant to a tender offer or exchange offer for all outstanding shares of Common Stock at a price and on terms determined prior to the date of the first acceptance of payment for any of such shares by at least a majority of the members of the Board of Directors who are not officers of Fiberstars Delaware and are not Acquiring Persons (or affiliated or associated persons and/or entities thereof) to be fair to and in the best interests of Fiberstars Delaware and its shareholders (a “Permitted Offer”)), then proper provision shall be made so that each holder of a Right will, for a sixty (60) day period (subject to extension under certain circumstances) thereafter, have the right to receive upon exercise that number of shares of Common Stock (or, at the election of Fiberstars Delaware, which election may be obligatory if sufficient authorized shares of Common Stock are not available, a combination of Common Stock, property, other securities (e.g., Preferred Stock) and/or cash (including by way of a reduction in the Purchase Price)) having a market value of two (2) times the Purchase Price (such right being called the “Subscription Right”). The holder of a Right will continue to have the Merger Right whether or not such holder exercises the Subscription Right. Notwithstanding the foregoing, upon the occurrence of any of the events giving rise to the exercisability of the Merger Right or the Subscription Right, any Rights that are or were at any time after the Distribution Date owned by an Acquiring Person (or affiliated or associated persons and/or entities thereof) shall immediately become null and void.

At any time prior to the earlier to occur of (i) a person, entity or group becoming an Acquiring Person or (ii) the expiration of the Rights, Fiberstars Delaware may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”), which redemption shall be effective upon the action of the Board of Directors. Additionally, Fiberstars Delaware may, following a person, entity or group becoming an Acquiring Person, redeem the then outstanding Rights in whole, but not in part, at the Redemption Price (i) if such redemption is incidental to a merger or other business combination transaction or series of transactions involving Fiberstars Delaware but not involving an Acquiring Person (or certain related persons and/or entities) or (ii) following an event giving rise to, and the expiration of the exercise period for, the Subscription Right if and for as long as the Acquiring Person triggering the Subscription Right beneficially owns securities representing less than fifteen percent (15%) of the outstanding shares of Common Stock and at the time of redemption there are no other Acquiring Persons. The redemption of Rights described in the preceding sentence shall be effective only as of such time when the Subscription Right is not exercisable. Upon the effective date of the redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Subject to applicable law, the Board of Directors, at its option, may at any time after a person, group or entity becomes an Acquiring Person (but not after the acquisition by such Acquiring Person of fifty percent (50%) or more of the outstanding shares of Common Stock), exchange all or part of the then outstanding and exercisable Rights (except for Rights which have become void) for shares of Common Stock at a rate of one share of Common Stock per Right (subject to adjustment) or, alternatively, for substitute consideration consisting of cash, securities of Fiberstars Delaware or other assets (or any combination thereof).

The Preferred Stock purchasable upon exercise of the Rights will be nonredeemable and junior to any other series of preferred stock Fiberstars Delaware may issue (unless otherwise provided in the terms of such stock). Each share of Preferred Stock will have a preferential quarterly dividend in an amount equal to 1,000 times the dividend declared on each share of Common Stock, but in no event less than $25.00. In the event of liquidation, the holders of shares of Preferred Stock will receive a preferred liquidation payment equal, per share, to the greater of $1,000.00 or 1,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the shares of Common Stock. In the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount and type of consideration received per share of Common Stock. The rights of the Preferred Stock as to dividends, liquidation and voting, and in the event of mergers and consolidations, are protected by customary antidilution provisions. Fractional shares of Preferred Stock will be issuable; however, Fiberstars Delaware may elect to (i) distribute depositary receipts in lieu of such fractional shares and (ii) make an adjustment in cash, in lieu of fractional shares other than fractions that are multiples of one one-thousandth of a share, based on the market price of the Preferred Stock prior to the date of exercise.

Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of Fiberstars Delaware, including, without limitation, the right to vote or to receive Fiberstars Delaware dividends. Holders of Rights may, depending upon the circumstances, recognize taxable income in the event (i) that the Rights become exercisable for (x) Common Stock or Preferred Stock (or other consideration) or (y) common stock of an acquiring company in the instance of the Merger Right as set forth above or (ii) of any redemption or exchange of the Rights as set forth above.

Fiberstars Delaware and the Rights Agent retain broad authority to amend the Rights Agreement; however, following any Distribution Date any amendment may not adversely affect the interests of holders of Rights.

A copy of the Rights Agreement and the Certificate of Designation of the Series A Participating Preferred Stock of Fiberstars Delaware are attached as appendices D and E to the Proxy Statement regarding the Merger. THIS SUMMARY DESCRIPTION OF THE RIGHTS AND SERIES A PARTICIPATING PREFERRED STOCK DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE RIGHTS AGREEMENT CERTIFICATE OF DESIGNATION, WHICH IS INCORPORATED HEREIN BY REFERENCE.

No Change Will Be Made in the Name, Business or Physical Location of Fiberstars

The Reincorporation Proposal will effect only a change in the legal domicile of Fiberstars California and other changes of a legal nature, certain of which are described in this Proxy Statement. The reincorporation will NOT result in any significant change in the name, business, management, fiscal year, accounting, location of the principal executive offices, assets or liabilities of Fiberstars California. The current directors of Fiberstars California will continue as directors of Fiberstars Delaware. All employee benefit plans of Fiberstars California will be continued by Fiberstars Delaware. Shareholders should note that approval of the Reincorporation Proposal will also constitute approval of the assumption by Fiberstars Delaware of the Stock Plans and the options and other rights to purchase

Fiberstars California capital stock. Fiberstars California’s other employee benefit arrangements will also be continued by Fiberstars Delaware upon the terms and subject to the conditions in effect prior to the Merger.

Prior to the Effective Date of the Merger, Fiberstars will seek to obtain any requisite consents to the Merger from parties with whom it may have material contractual arrangements. Assuming such consents are obtained, Fiberstars California’s rights and obligations under such material contractual arrangements will continue and be assumed by Fiberstars Delaware.

Anti-Takeover Implications

Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of the corporate charter or bylaws or otherwise, which are designed to reduce a corporation’s vulnerability to unsolicited takeover attempts. The Reincorporation Proposal is not being proposed to prevent an unsolicited takeover attempt, and the Board of Directors is not aware of any present hostile attempt by any person to acquire control of Fiberstars, obtain representation on the Board of Directors or take any action that would materially affect the corporate governance of Fiberstars.

Certain effects of the Reincorporation Proposal may be considered to have anti-takeover implications. Section 203 of the Delaware General Corporation Law, from which Fiberstars Delaware does NOT intend to opt out, restricts certain “business combinations” with “interested shareholders” for three years following the date that a person becomes an interested shareholder, unless the Board of Directors approves the business combination. For a detailed discussion of Section 203 of the Delaware General Corporation Law, see “Significant Differences Between the Corporation Laws of California and Delaware — Shareholder Approval of Certain Business Combinations.”

The Certificate of Incorporation and Bylaws of Fiberstars Delaware is substantially similar to the Articles of Incorporation and Bylaws of Fiberstars California. However, Fiberstars Delaware’s Certificate of Incorporation does not include a provision which allows cumulative voting. Under California law, the right to cumulative voting is automatic. Absent such provision in Fiberstars Delaware’s Certificate of Incorporation, cumulative voting would not be permitted under Delaware law. Cumulative voting may allow a minority shareholder or group of shareholders to elect at least one member of the board. The elimination of cumulative voting may impede the efforts of a shareholder or group of shareholders attempting a hostile takeover to gain board representation. For a detailed discussion of cumulative voting, see “Significant Differences in the Charters and Bylaws of Fiberstars California — Cumulative Voting”.

Shareholders should take note that there are certain provisions of the Certificate of Incorporation and Bylaws of Fiberstars Delaware that may have the effect of inhibiting hostile takeovers and that exist in substantially the same form in the Articles of Incorporation and Bylaws of Fiberstars California. For example, both the Certificate of Incorporation of Fiberstars Delaware and the Articles of Incorporation of Fiberstars California provide for blank check preferred stock, which allows the board to issue preferred stock with terms, provisions and rights that make more difficult, and therefore less likely, a hostile takeover. In addition, the Series A Participating Preferred Purchase Rights, and the Rights Plan, adopted in essentially identical form by Fiberstars California and Fiberstars Delaware, provide shareholders with certain rights that make more difficult and expensive, and therefore less likely, a hostile takeover.

After careful evaluation of Fiberstars California’s anti-takeover profile, in light of the fact that Fiberstars does not have a classified board or charter provisions that allow shareholders to act by written consent, but conversely, it does have a Rights Plan and allows for 10% shareholders to call special meetings, the Board concluded that Fiberstars California has adopted moderate anti-takeover mechanisms to protect Fiberstars against undervalue unsolicited bids. Opting out of Section 203 of the Delaware General Corporation Law would further minimize the ability of Fiberstars Delaware’s Board and management to negotiate takeover bids to achieve maximum value for the corporation and its shareholders. If a significant percentage of Fiberstars’ outstanding common stock is held by a small number of shareholders, a small number of shareholders may be able to render the requisite level of shareholder approval with respect to a transaction with terms acceptable to such shareholders that affects all shareholders of Fiberstars. For this reason, maintaining the ability of the Board and management to represent the interests of all shareholders in the negotiation of takeover transactions is particularly important.

The Board of Directors believes that unsolicited takeover attempts can seriously disrupt the business and management of a corporation and may be unfair or disadvantageous to the corporation and its shareholders because:

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a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices;

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a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids; and

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a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation’s stock, without affording all shareholders the opportunity to receive the same economic benefits.

By contrast, board-approved transactions can be carefully planned and undertaken at an opportune time to obtain maximum value for the corporation and its shareholders, with due consideration to matters such as capturing the value from longer term strategies, the recognition or postponement of gain or loss for tax purposes or possible advantages from a tax-free reorganization, the management and business of the acquiring corporation, the underlying and long-term values of assets, the possibilities for alternative transactions on more favorable terms, anticipated favorable developments in the corporation’s business not yet reflected in the stock price and equality of treatment of all shareholders.

Despite the belief of the Board of Directors as to the benefits to its shareholders of the Reincorporation Proposal, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Board of Directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of the Reincorporation Proposal, shareholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that the Reincorporation Proposal enables the Board of Directors to resist a takeover or a change in control of Fiberstars, the proposal could make it more difficult to change the existing Board of Directors and management.

Possible Disadvantages

Despite the unanimous belief of the Board of Directors that the Reincorporation Proposal is in the best interests of Fiberstars California and its shareholders, it should be noted that Delaware law has been criticized by some commentators on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. It should be noted that the interests of the Board of Directors, management and affiliated shareholders in voting on the Reincorporation Proposal may not be the same as those of unaffiliated shareholders. For a comparison of shareholders’ rights and the powers of management under Delaware and California law, see “Significant Difference in the Charters and Bylaws of Fiberstars California and Fiberstars Delaware” and “Significant Differences Between the Corporation Laws of California and Delaware.”

Significant Difference in the Charters and Bylaws of Fiberstars California and Fiberstars Delaware

With certain exceptions, the provisions of the Fiberstars Delaware Certificate of Incorporation and Bylaws are similar to those of the Fiberstars California Articles of Incorporation and Bylaws. The Board of Directors has purposefully set the proposed Fiberstars Delaware Certificate of Incorporation and Bylaw provisions at a modest level, commonly maintained by companies incorporated in Delaware and friendly to shareholders. However, the Reincorporation Proposal includes the implementation of certain provisions in the Fiberstars Delaware Certificate of Incorporation and Bylaws which may alter the rights of shareholders and the powers of management and reduce shareholder participation in certain important corporate decisions. These provisions may have anti-takeover implications and are described in detail above.

Approval by shareholders of the Reincorporation Proposal will constitute an approval of the inclusion in the Fiberstars Delaware Certificate of Incorporation and Bylaws of each of the provisions described below. In addition, certain other changes altering the rights of shareholders and powers of management could be implemented in the future by amendment of the Certificate of Incorporation following shareholder approval and certain such changes could be implemented by amendment of the Bylaws of Fiberstars Delaware without shareholder approval. For a discussion of such changes, see “Significant Differences Between the Corporation Laws of California and Delaware.” This discussion of the Certificate of Incorporation and Bylaws of Fiberstars Delaware is qualified by reference to Appendices A and B attached to this proxy statement, respectively.

Change in Number of Directors

Delaware law permits corporations to provide in their certificate of incorporation that their boards of directors are empowered to change the authorized number of directors by amendment to the bylaws or in the manner provided in the bylaws, unless the number of directors is fixed in the certificate of incorporation, in which case a change in the number of directors may be made only by amendment to the certificate of incorporation. Under California law, the directors can change the authorized number of directors if the shareholders have adopted a provision in the articles of incorporation or bylaws permitting the directors to fix their number, but only within the bounds of stated minimum and maximum numbers which have been approved by the shareholders. The Bylaws of Fiberstars California provide for not less than five or more than nine directors and permit the exact number to be fixed within that range through a bylaw amendment duly adopted by the Board or the shareholders. Pursuant to the Certificate of Amendment of Bylaws dated September 13, 2005, the exact number of directors shall be eight until changed within the limits specified in the Bylaws, by a bylaw amending Section 3.2, duly adopted by the Board or the shareholders. Thus, without shareholder approval, the Board of Fiberstars California can increase the number of directors to nine but not to any higher number. The Bylaws of Fiberstars Delaware also provide for not less than five or more than nine directors. Unlike the Bylaws of Fiberstars California, however, the Bylaws of Fiberstars Delaware provide that the exact number of directors may be fixed from time to time exclusively by resolution of the Board (and on amendment of the Bylaws, a number outside of this range). The Board of Fiberstars Delaware would therefore have the power to increase the number of directors, by resolution, to nine and, by amendment of the Bylaws (as authorized by Fiberstars Delaware’s Certificate of Incorporation), to a number greater than nine, in either case, without shareholder approval. NASDAQ corporate governance rules require that the majority of the Board to be independent. As a practical matter, it would be difficult for the Board to dramatically increase its size beyond the current range and fill it with qualified, independent directors. If the Reincorporation Proposal is approved, all of the directors of Fiberstars California will continue to serve as directors of Fiberstars Delaware following the Merger.

Cumulative Voting

Under California law, any shareholder may cumulate his or her votes in the election of directors upon proper notice of his or her intention to do so, except that corporations listed on the American or New York Stock Exchanges or with securities qualified for trading on the NASDAQ National Market may eliminate cumulative voting with shareholder approval. The Bylaws of Fiberstars California expressly authorize cumulative voting. Under Delaware law, cumulative voting may be authorized in the certificate of incorporation. The Certificate of Incorporation of Fiberstars Delaware does NOT provide for cumulative voting, and shareholders will not be able to call for cumulative voting for directors.

In an election of directors under cumulative voting, each share of voting stock is entitled to vote the number of votes to which such share would normally be entitled, multiplied by the number of directors to be elected. A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. Cumulative voting may enable a minority shareholder or group of shareholders to elect at least one representative to the board. Without cumulative voting, the holders of a majority of the shares present at an annual meeting would have the power to elect all the directors to be elected at that meeting, and no person could be elected without the support of a majority of the shareholders voting. Without cumulative voting, any director or the entire board of directors of a corporation may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors.

The Board of Directors believes that each director elected to the Board should represent the interests of each and every shareholder, including those in the minority. The inclusion of cumulative voting helps ensure that each shareholder’s interest is adequately represented by at least one director. Shareholders should note that the continuation of cumulative voting may have anti-takeover implications. In particular, without cumulative voting, a minority shareholder or group of shareholders attempting a hostile takeover would have decreased capacity to elect a representative to the Board of Directors.

Filling Vacancies on the Board of Directors

Under California law, any vacancy on the board of directors other than one created by removal of a director may be filled by the board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the board only if authorized by a corporation’s articles of incorporation or by a bylaw approved by the corporation’s shareholders. Fiberstars California’s Articles of Incorporation and Bylaws do not authorize directors to fill vacancies created by removal of a director by the shareholders or court order. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the Certificate of Incorporation or Bylaws. The Certificate of Incorporation and Bylaws of Fiberstars Delaware permit any such vacancies, including vacancies created by removal, to be filled by a majority of the Board of Directors, even if less than a quorum, or by a sole remaining director. On the one hand, allowing only shareholders to fill a board vacancy created by director removal limits the ability of an incumbent board to fill the vacancy with candidates who may possess qualities that shareholders find objectionable. On the other hand, the requirement for shareholder action to fill a board vacancy can be costly both in terms of time and resources in practice. The Board believes that it is in the best interest of Fiberstars and the shareholders for the Board to have the ability to fill a board vacancy as soon as possible after a vacancy is created for any reason. In filling any vacancies, the Board selects highly qualified, preferably independent, board members recommended to it by the Nominating and Corporate Governance Committee based on criteria determined by the Board. Furthermore, NASDAQ listing standards require a majority of the Board to be independent. Where shareholder approval is required, delays in shareholder action may jeopardize Fiberstars’ listing qualifications. Possible delays in a shareholder meeting and the resulting prolonged board vacancy may also negatively impact the governance of Fiberstars and the operation of the Board of Directors.

Shareholder Proposal Notice Provisions

There is no specific statutory requirement under California or Delaware law with regard to advance notice of director nominations and shareholder proposals. Absent a bylaw restriction, director nominations and shareholder proposals are subject to federal securities laws, which generally provide that shareholder proposals that the proponent wishes to include in Fiberstars’ proxy materials must be received not less than 120 days in advance of the anniversary of the date on which the proxy statement was released in connection with the previous year’s annual meeting.

Fiberstars California Bylaws are silent regarding notice requirements for director nominations and shareholder proposals. Fiberstars Delaware Bylaws provide that for director nominations or shareholder proposals to be properly brought before an annual meeting, the shareholder must have delivered timely notice to the Secretary of Fiberstars. The provisions of Fiberstars Delaware Bylaws provides for the following timeliness of such notice: To be timely, a shareholder proposal to be presented at an annual meeting shall be delivered to Fiberstars’ principal executive offices not less than 90 days nor more than 120 days prior to the anniversary of the prior year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days prior to or more than 30 days after such anniversary date, notice by the shareholder to be timely must be so delivered not later than the close of business on the 10th day following the day on which public announcement of the date of the meeting was first is made by Fiberstars.

The Fiberstars Delaware Bylaws also contain certain provisions respecting shareholder nominations of directors at special meetings of shareholders. Those Bylaws provide that, at any special meeting at which directors are to be elected pursuant to Fiberstars’ notice of meeting, a stockholder may nominate a person or persons for election as director by timely notice delivered to the Secretary of Fiberstars. To be timely, the notice must be delivered not later than the close of business on the 10th day following the day on which public announcement is first made of the date of the meeting and of the nominees proposed by the Board for election at such meeting. Neither the Fiberstars California Bylaws nor California law contain such provisions respecting shareholder nominations of directors at special meetings.

Shareholder Power to Call Special Shareholders’ Meeting

Under California law and the Bylaws of Fiberstars California, a special meeting of shareholders may be called by the board of directors, the Chairman of the Board, the President, or the holders of shares entitled to cast not less than ten percent (10%) of the votes at such meeting. California law authorizes charter or bylaw provisions identifying additional persons who may call special meetings, though no such additional persons are identified in the Articles of Incorporation or Bylaws of Fiberstars California. Under Delaware law, a special meeting of shareholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. The Bylaws of Fiberstars Delaware do not provide shareholders with a right to call a special meeting. The Fiberstars Delaware Bylaws provide that such a meeting may be called by the Board of Directors, the Chairman of the Board or the Chief Executive Officer. This change is designed to eliminate the need to have special shareholders meetings, in addition to the annual meeting, on proposals that the Board believes do not have significant shareholders interest, and therefore protect against the expense of a shareholders meeting and the distraction to management when there is not significant interest in the matter being proposed.

Significant Differences Between the Corporation Laws of California and Delaware

The General Corporation Laws of California and Delaware differ in many respects. It is not practical to summarize all of such differences in this Proxy Statement, but certain principal differences beyond those discussed in “Significant Differences in the Charters and Bylaws of Fiberstars California and Fiberstars Delaware” that could materially affect the rights of shareholders include the following:

Dividends and Repurchase of Shares

Delaware law permits a corporation, unless otherwise restricted by its certificate of incorporation, to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and including repurchases of its shares) unless either (1) the corporation’s retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution or, (2) immediately after giving effect to such distribution, the corporation’s assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1¼ times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation’s current assets would be at least equal to its current liabilities (or 1 ¼ times its current liabilities if the average pre-tax and pre-interest earnings for the preceding two fiscal years were less than the average interest expenses for such years). Such tests are applied to California corporations on a consolidated basis. Under California law, there are certain exceptions to the foregoing rules for repurchases of shares in connection with certain rescission actions and certain repurchases pursuant to employee stock plans.

While Fiberstars does not pay cash dividends and currently intends to retain all available funds and any future earnings for use in the operation of its business and currently has no intention of initiating a stock repurchase program, Fiberstars could consider, at some point in the future, to engage in a stock repurchase program, depending on market conditions, stock price and other factors. Under California law, repurchase programs are subject to certain restrictions that are not present in Delaware law. Consequently, if Fiberstars were to remain a California corporation, in the future, it may be unable to implement a stock repurchase program, which generally returns value to shareholders that would have been permissible under Delaware law.

Classified Board of Directors

Under California law, directors must generally be elected annually and, therefore, a classified board is not permitted. There is an exception, however, for corporations that are listed on the American or New York Stock Exchanges or that have securities qualified for trading on the NASDAQ National Market. A classified board is one in which the directors are subject to re-election on a rotating basis, not every year. Fiberstars California has not adopted a classified board. Delaware law permits, but does not require, the adoption of a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office and with only one class of directors coming up for election each year. Shareholders should note that Fiberstars is NOT proposing to implement a classified board.

Removal of Directors

Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote. No director, however, may be removed (unless the entire board is removed) if the number of votes cast against the removal would be sufficient to elect the director under cumulative voting. Under Delaware law, a director of a corporation that does not have a classified board of directors or cumulative voting similarly may be removed, with or without cause, by the holders of a majority of the outstanding shares entitled to vote. In the case of a Delaware corporation having cumulative voting, however, if less than the entire board is to be removed, a director may not be removed if the shares voted against such removal would be sufficient to elect the director under cumulative voting. A director of a Delaware corporation with a classified board of directors can be removed only for cause unless the charter documents otherwise provide.

Interested Director Transactions

Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Delaware law. Under California and Delaware law, (1) either the shareholders or the Board of Directors must approve any such contract or transaction after full disclosure of the material facts, and, in the case of Board approval, the contract or transaction must also be “just and reasonable” (in California) or “fair” (in Delaware) to the corporation, or (2) the person asserting the validity of the contract or transaction can prove that such contractor agreement was just and reasonable or fair as to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. Under California law, to shift the burden of proof on the validity of the contract by shareholder approval, the interested director would not be entitled to vote his or her shares at a shareholder meeting with respect to any action regarding such contract or transaction. To shift the burden of proof on the validity of the contract by Board approval, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under Delaware law, if Board approval is sought to shift the burden of proof on the validity of the contract, the contract or transaction must be approved by a majority of the disinterested directors (even though less than a majority of a quorum). Therefore, certain transactions that the Board of Directors of Fiberstars California might not be able to approve because of the number of interested directors could be approved by a majority of the disinterested directors of Fiberstars Delaware, although less than a majority of a quorum. Neither Fiberstars California nor Fiberstars Delaware is aware of any plans to propose any transaction involving directors that could not be so approved under California law but could be so approved under Delaware law.

Shareholder Approval of Certain Business Combinations

Under Section 203 of the Delaware General Corporation Law (“Section 203”), any “business combinations” with “interested shareholders” of Delaware corporations are subject to a three-year moratorium unless specified conditions are met. Section 203 prohibits a Delaware corporation from engaging in a “business combination” with an “interested shareholder” for three years following the date that such person becomes an interested shareholder. With certain exceptions, an interested shareholder is a person or group who or which owns 15% or more of the corporation’s outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years.

For purposes of Section 203, the term “business combination” is defined broadly to include (1) mergers with or caused by the interested shareholder, (2) sales or other dispositions to the interested shareholder (except proportionately with the corporation’s other shareholders) of assets of the corporation or a subsidiary equal to ten percent (10%) or more of the aggregate market value of the corporation’s consolidated assets or its outstanding stock, (3) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested shareholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested shareholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock), or (4) receipt by the interested shareholder (except proportionately as a shareholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

The three-year moratorium imposed on business combinations by Section 203 does not apply if (1) prior to the date on which such shareholder becomes an interested shareholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested shareholder, (2) the interested shareholder owns 85% of the corporation’s voting stock upon consummation of the transaction which made him or her a 15% shareholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans, which do not permit employees to decide confidentially whether to accept a tender or exchange offer), or (3) on or after the date such person becomes an interested shareholder, the board approves the business combination and it is also approved at a shareholder meeting by 66 2/3% of the voting stock not owned by the interested shareholder.

Section 203 only applies to certain publicly held Delaware corporations which have a class of voting stock that is (1) listed on a national securities exchange, (2) authorized for quotation on The NASDAQ Stock Market, or (3) held of record by more than 2,000 shareholders. Since the common stock of Fiberstars Delaware will be listed on the NASDAQ National Market, Section 203 will apply to Fiberstars Delaware. A Delaware corporation to which Section 203 applies may elect not to be governed by Section 203. Fiberstars Delaware does NOT intend to make such an election.

After careful evaluation of Fiberstars’ anti-takeover profile, in light of the fact that Fiberstars does not have a classified board or charter provisions that allow shareholders to act by written consent, but conversely, it does have a Rights Plan and allows for 10% shareholders to call special meetings, the Board concluded that Fiberstars California has adopted moderate anti-takeover mechanisms to protect Fiberstars against undervalue unsolicited bids. Opting out of Section 203 of the Delaware General Corporation Law would further minimize the ability of the Board and the management to negotiate takeover bids to achieve maximum value for the corporation and all of its shareholders. The Board believes that an unsolicited takeover attempt may have a negative effect on Fiberstars and its shareholders. Takeover attempts that have not been negotiated or approved by the Board of a corporation can seriously disrupt the business and management of a corporation and generally present the risk of terms that are less favorable to all the shareholders than would be available in a negotiated, board-approved transaction. By contrast, board-approved transactions can be carefully planned and undertaken at an opportune time to obtain maximum value for the corporation and its shareholders.

Section 203 has been challenged in lawsuits arising out of takeover disputes, and it is not yet clear whether and to what extent its constitutionality will be upheld by the courts. Delaware courts have consistently upheld the constitutionality of Section 203. Fiberstars Delaware believes that so long as the constitutionality of Section 203 is upheld, Section 203 will encourage any potential acquiror to negotiate with the Board of Directors of Fiberstars Delaware. Section 203 also has the effect of limiting the ability of a potential acquiror to make a two-tiered bid for Fiberstars Delaware in which all shareholders would not be treated equally. Shareholders should note that the application of Section 203 to Fiberstars Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for Fiberstars Delaware’s shares over the then current market price. Section 203 should also discourage certain potential acquirors unwilling to comply with its provisions.

Indemnification and Limitation of Liability

California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt a provision in their charters and bylaws eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director’s fiduciary duty of care. Nonetheless, there are certain differences between the laws of the two states respecting indemnification and limitation of liability. In general, Delaware law is somewhat broader in allowing corporations to indemnify and limit the liability of corporate agents, which, among other things, supports Delaware corporations in attracting and retaining outside directors.

Limitation of Liability Compare and Contrast

California law and Delaware law both permit a corporation to adopt a charter provision eliminating or limiting, with exceptions, the monetary liability of a director to the corporation or its shareholders for breach of the director’s duty.

The Certificate of Incorporation of Fiberstars Delaware eliminates the liability of directors to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, directors’ monetary liability may not be eliminated or limited for (1) any breach of the director’s duty of loyalty to the corporation or its shareholders, (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) unlawful payment of dividend or unlawful stock purchase or redemption under Section 174 of the Delaware General Corporation Law, or (4) any transaction from which the director derived an improper personal benefit. In effect, then, a director of Fiberstars Delaware could not be held liable for monetary damages to Fiberstars for gross negligence or lack of due care in carrying out his or her fiduciary duties as a director so long as such gross negligence or lack of due care does not involve bad faith or a breach of his or her duty of loyalty to Fiberstars. Under Delaware law, a limitation of liability provision also may not limit a director’s liability for violation of, or otherwise relieve Fiberstars Delaware or its directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

The Fiberstars California Articles of Incorporation provide for the elimination of the liability of directors to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (1) acts or omissions that involve intentional misconduct or a knowing and culpable violation of law, (2) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director, (3) any transaction from which a director derived an improper personal benefit, (4) acts or omissions that show a reckless disregard for the director’s duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director’s duties, of a risk of serious injury to the corporation or its shareholders, (5) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation or its shareholders, (6) interested transactions between the corporation and a director in which a director has a material financial interest, and (7) liability for improper distributions, loans or guarantees. Therefore, under California law, monetary liability may exist in circumstances where it would be eliminated under Delaware law.

The frequency of claims and litigation directed against directors and officers has expanded the risks facing directors and officers of corporations in exercising their duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. Specifically, the Board has noted that plaintiff attorneys frequently sue directors and executives for personal liability as a legal tactic to pressure them to agree to settlements of lawsuits that are not always in the best interest of Fiberstars or its shareholders. Reducing these risks and limiting situations in which monetary damages can be recovered against directors would allow Fiberstars to 1) continue to attract and retain qualified directors who otherwise might be unwilling to serve and 2) enable directors and management subject to frivolous shareholder suits to make the best decisions for Fiberstars and its shareholders. Fiberstars believes that, in general, Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation’s ability to limit director liability is more developed and provides more guidance than California law. Fiberstars believes that directors are motivated to exercise due care in managing Fiberstars’ affairs primarily by concern for the best interests of Fiberstars and its shareholders rather than by the fear of potential monetary damage awards. As a result, Fiberstars believes that the Reincorporation Proposal should sustain the Board of Directors’ continued high standard of corporate governance without any decrease in accountability by directors and officers to Fiberstars and its shareholders.

Indemnification Compared and Contrasted

Indemnification is permitted by both California and Delaware law, provided the requisite standard of conduct is met. California law requires indemnification when the individual has successfully defended the action on the merits, as opposed to Delaware law, which requires indemnification relating to a successful defense on the merits or otherwise.

Delaware law generally permits indemnification of expenses, including attorneys’ fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by (a) a majority vote of disinterested directors (even though less than a quorum), (b) a committee comprised of and established by such disinterested directors (even though less than a quorum), (c) independent legal counsel in a written opinion if there are no such directors or such directors so direct, or (d) the shareholders that the person seeking indemnification has satisfied the applicable standard of conduct. Without requisite court approval, however, no indemnification may be made in the defense of any derivative action in which the person is found to be liable in the performance of his or her duty to the corporation.

California law generally permits indemnification of expenses, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by (a) majority vote of a quorum of disinterested directors, (b) independent legal counsel in a written opinion if such a quorum of directors is not obtainable, (c) shareholders, with the shares owned by the person to be indemnified, if any, not being entitled to vote thereon, or (d) the court in which the proceeding is or was pending upon application made by the corporation, agent or other person rendering services in connection with the defense, whether or not the application by such person is opposed by the corporation, that the person seeking indemnification has satisfied the applicable standard of conduct.

With respect to derivative actions, however, no indemnification may be provided under California law for amounts paid in settling or otherwise disposing of a pending action or expenses incurred in defending a pending action that is settled or otherwise disposed of, or with respect to the defense of any person adjudged to be liable to the corporation in the performance of his or her duty to the corporation and its shareholders without court approval. In addition, by contrast to Delaware law, California law requires indemnification only when the individual being indemnified was successful on the merits in defending any action, claim, issue or matter.

Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law and California law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation’s purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy. California law permits a California corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation’s Articles of Incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law. Fiberstars California’s Articles of Incorporation permit indemnification of its agents (as defined in Section 317 of the California Corporations Code) and limit director monetary liability to the fullest extent permissible under California law. Fiberstars California’s Bylaws make indemnification of directors mandatory in cases where Fiberstars California is permitted by applicable law to indemnify its directors. Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. By contrast to California law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances. Limitations on indemnification may be imposed by a court, however, based on principles of public policy. Similar to Fiberstars California’s Articles of Incorporation and Bylaws, the Bylaws and Certificate of Incorporation of Fiberstars Delaware require indemnification to the maximum extent permissible under applicable law.

Fiberstars California has entered into indemnification agreements with its directors and officers that provide indemnification to the fullest extent permitted by California law. If the Reincorporation Proposal is approved, in connection with the reincorporation, Fiberstars directors and officers would be covered by a new form of indemnification agreement with Fiberstars Delaware, which provides indemnification to the fullest extent permitted by current Delaware law and future Delaware law that expands the permissible scope of indemnification.

The indemnification and limitation of liability provisions of California law, and not Delaware law, will apply to actions of the directors and officers of Fiberstars California occurring prior to the proposed reincorporation. Nevertheless, the Board has recognized in considering this proposal that the individual directors have a personal interest in obtaining the application of Delaware law to any indemnity and limitation of liability issues affecting them and Fiberstars that may arise from future cases. The Board has recognized further that the application of Delaware law, to the extent that any director or officer is indemnified in circumstances where indemnification would not be available under California law, would result in expense to Fiberstars which Fiberstars would not incur if Fiberstars were not reincorporated. The Board believes, however, that the overall effect of reincorporation is to provide a corporate legal environment that enhances Fiberstars’ ability to attract and retain high quality directors and thus benefits Fiberstars’ interests and those of its shareholders.

California and Delaware corporate law, the Fiberstars California Articles of Incorporation and Bylaws and the Fiberstars Delaware Certificate of Incorporation and Bylaws may permit indemnification for liabilities under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934. The Board of Directors has been advised that, in the opinion of the Securities and Exchange Commission, indemnification for liabilities arising under the Securities Act of 1933 and the Securities Exchange Act of 1934 may be contrary to public policy and, therefore, may be unenforceable, absent a decision to the contrary by a court of appropriate jurisdiction.

Inspection of Shareholders’ List and Books and Records

California law allows any shareholder to inspect the shareholder list, the accounting books and records, and the minutes of board and shareholder proceedings for a purpose reasonably related to such person’s interest as a shareholder. In addition, California law provides for an absolute right to inspect and copy the corporation’s shareholder list by persons who hold an aggregate of five percent or more of a corporation’s voting shares or who hold one percent or more of such shares and have filed a Schedule 14A with the Securities and Exchange Commission.

Delaware law also permits any stockholder of record, upon compliance with certain procedures, to inspect a list of stockholders and the corporation’s other books and records for any proper purpose reasonably related to such person’s interest as a stockholder, upon written demand under oath stating the purpose of such inspection. Delaware law, however, contains no provision comparable to the absolute right of inspection provided by California law to certain shareholders.

Approval of Certain Corporate Transactions

Under both California and Delaware law, with certain exceptions, any merger, consolidation or sale of all or substantially all the assets must be approved by the board of directors and by a majority of the outstanding shares entitled to vote. Under California law, similar board and shareholder approval is also required in connection with certain additional acquisition transactions. See “Appraisal Rights.”

Class Voting in Certain Corporate Transactions

Under California law, with certain exceptions, any merger, certain sales of all or substantially all the assets of a corporation and certain other transactions must be approved by a majority of the outstanding shares of each class of stock (without regard to limitations on voting rights). Delaware law does not generally require class voting, except in connection with certain amendments to the certificate of incorporation that, among other things, adversely affect a class of stock.

Appraisal Rights

Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights, pursuant to which such shareholder may receive cash in the amount of the fair market value of the shares held by such shareholder (as determined by agreement of the corporation and the shareholder or by a court) in lieu of the consideration such shareholder would otherwise receive in the transaction. Under Delaware law, such appraisal rights are not available to (1) shareholders with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such shareholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, or (2) shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger because, among other things, the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and if certain other conditions are met.

The limitations on the availability of appraisal rights under California law are somewhat different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange or the NASDAQ National Market generally do not have such appraisal rights unless the holders of at least 5% of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Further, California law does not provide for appraisal rights if the shareholders of the corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization, equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case in the Reincorporation Merger). Thus, appraisal rights are not available to shareholders of Fiberstars California under California law with respect to the Reincorporation Proposal.

Delaware law does not provide shareholders of a corporation with appraisal rights when the corporation acquires another business through the issuance of its stock (1) in exchange for the assets of the business to be acquired, (2) in exchange for the outstanding stock of the corporation to be acquired, or (3) in a merger of the corporation to be acquired with a subsidiary of the acquiring corporation. California law treats these kinds of acquisitions in the same manner as a direct merger of the acquiring corporation with the corporation to be acquired.

Dissolution

Under California law, shareholders holding 50% or more of the total voting power may authorize a corporation’s dissolution, with or without the approval of the corporation’s board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by shareholders holding 100% of the total voting power of the corporation. Only if the dissolution is initially approved by the board of directors may it be approved by the holders of a simple majority of the corporation’s shares. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority-voting requirement in connection with dissolutions. Fiberstars Delaware’s Certificate of Incorporation contains no such supermajority-voting requirement, however, and the vote of the holders of a majority of the outstanding shares would be sufficient to approve dissolution of Fiberstars Delaware which had previously been approved by its Board of Directors.

Shareholder Derivative Suits

California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a shareholder may bring a derivative action on behalf of the corporation only if the shareholder was a shareholder of the corporation at the time of the transaction in question or if his or her stock thereafter came to be owned by him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bond requirement.

Application of California General Corporation Law to Delaware Corporations

Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e., corporations not organized under California law) are placed in a special category (referred to in this discussion as “pseudo-California” corporations) if they have characteristics of ownership and operation which indicate that they have significant contacts with California. So long as a Delaware or other foreign corporation is in this special category and it does not qualify for one of the statutory exemptions, it is subject to a number of key provisions of the California General Corporation Law applicable to corporations incorporated in California. Among the more important provisions are those relating to the election and removal of directors, cumulative voting, prohibition of classified boards of directors unless certain requirements are met, standard of liability and indemnification of directors, distributions, dividends and repurchases of shares, shareholder meetings, approval of certain corporate transactions, dissenters’ appraisal rights and inspection of corporate records. See “Significant Differences between the Corporation Laws of California and Delaware.”

However, an exemption from Section 2115 is provided for corporations whose shares are listed on the New York Stock Exchange or the American Stock Exchange or whose shares are traded on the NASDAQ National Market. Following reincorporation, the common stock of Fiberstars Delaware would continue to be traded on the NASDAQ National Market and, accordingly, would be exempt from Section 2115.

Federal Income Tax Considerations

This discussion summarizes certain federal income tax considerations with respect to the Merger that are generally applicable to holders of Fiberstars California capital stock who receive Fiberstars Delaware capital stock in exchange for their Fiberstars California capital stock in the Merger. This summary is for general information purposes only and does not purport to address all the federal income tax considerations that may be relevant to particular Fiberstars California shareholders in light of their particular circumstances or who are subject to special treatment under the federal income tax laws (such as shareholders that are dealers in securities, foreign persons, or shareholders that acquired their shares in connection with a stock option plan or other compensatory transaction). Furthermore, no foreign, state or local tax considerations are addressed herein. This summary is based on current federal income tax law, which is subject to change at any time, possibly with retroactive effect. Accordingly, ALL FIBERSTARS CALIFORNIA SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF THE MERGER.

Subject to the limitations, qualifications and exceptions described herein, and assuming the Merger qualifies as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), the following tax consequences generally should result:

(a) No gain or loss should be recognized by an Fiberstars California shareholder who exchanges all of such shareholder’s Fiberstars California capital stock and purchase rights for Fiberstars Delaware capital stock in the Merger;

(b) The aggregate tax basis of the Fiberstars Delaware capital stock and purchase rights received by a Fiberstars California shareholder in the Merger should be equal to the aggregate tax basis of Fiberstars California capital stock and purchase rights surrendered in exchange therefor; and

(c) The holding period of the Fiberstars Delaware capital stock and purchase rights received in the Merger should include the period for which the Fiberstars California capital stock surrendered in exchange therefor was held, provided that the Fiberstars California capital stock is held as a capital asset at the time of the Merger.

State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above.

Fiberstars should not recognize gain or loss for federal income tax purposes as a result of the Reincorporation Proposal, and Fiberstars Delaware should succeed, without adjustment, to the federal income tax attributes of Fiberstars California.

Vote Required

Approval of the Reincorporation Proposal will require the affirmative vote of holders of a majority of the outstanding common stock of Fiberstars California. Approval of the Reincorporation Proposal will also constitute approval of (1) the Certificate of Incorporation of Fiberstars Delaware, the Bylaws of Fiberstars Delaware and the Merger Agreement in substantially the forms attached as Appendices A, B and C, respectively, and (2) the assumption of Fiberstars California’s Stock Plans and outstanding stock options by Fiberstars Delaware.

General

The Board believes that reincorporating Fiberstars from California to Delaware will enhance Fiberstars’ ability to attract and retain qualified independent directors and ensure sound corporate governance. As Fiberstars plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance, such as those offered by Delaware law, in making legal and business decisions. Further, Fiberstars believes that Delaware offers more predictable, flexible corporate laws that are responsive to the legal and business needs of corporations. In proposing the reincorporation, the Board of Directors has carefully evaluated Fiberstars’ anti-takeover profile and balanced the relative rights of its shareholders and management in order to maximize management efficiency and maximize value for Fiberstars and its shareholders. For the reasons set forth above, the Board of Directors believes that the best interests of Fiberstars and its shareholders will be served by changing the state of incorporation of Fiberstars from California to Delaware. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE REINCORPORATION PROPOSAL.

PROPOSAL NO. 5: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit and Finance Committee of the Board of Directors has appointed the firm of Grant Thornton LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2006, and recommends that shareholders vote for ratification of this appointment. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be able to respond to appropriate questions from the shareholders. Although shareholder ratification of the Company’s independent auditors is not required by the Company’s Bylaws or otherwise, the Company is submitting the selection of Grant Thornton LLP to the shareholders for ratification to permit shareholders to participate in this important corporate decision.

Principal Accountant Fees and Services

The following table presents fees for professional audit services rendered by Grant Thornton LLP for the audit of Fiberstars’ annual financial statements for 2003 and 2004, and fees billed for other services rendered by Grant Thornton LLP in 2004 and 2005.

	Year Ended December 31,
	2005	2004

Audit Fees	$295,084	$105,993
Audit-Related Fees(1)	—	12,776
All Other Fees(2)	120,606	47,264
Total	$415,680	$166,033

——————

(1)

Audit-Related Fees paid to Grant Thornton in 2004 consisted of audit fees for audit services for (a) the National Institute of Standards and Technology, or NIST, award under which the Company received $2,000,000 for research and development work during the years 2000-2004 and (b) audit services provided for the Company’s 401k Plan.

(2)

All Other Fees paid to Grant Thornton consisted of review of the Company’s S-1 and S-3 filed in 2004 and the Company’s S-3 filed in 2005.

Pre-Approval Policies and Procedures

It is the Company’s policy that all audit and non-audit services to be performed by Fiberstars’ principal auditors be approved in advance by the Audit and Finance Committee.

Required Vote

The ratification of the appointment of Grant Thornton LLP as the Company’s independent auditors requires the affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting in person or by proxy and entitled to vote, together with a majority of the required quorum. In the event ratification is not obtained, the Audit and Finance Committee will review its future selection of the Company’s independent auditors but will not be required to select different independent auditors.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
FOR THE 2007 ANNUAL MEETING

Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company’s 2007 Annual Meeting of Shareholders must be received by the Company no later than January 12, 2007 to be considered for inclusion in the proxy statement and form of proxy relating to such meeting.

Pursuant to Rule 14a-4(c)(1) of the Exchange Act, the Company’s proxy for the 2007 Annual Meeting of Share-holders may confer discretionary authority to vote on any proposal submitted by a shareholder submitted by a share-holder if written notice of such proposal is not received by the Company at its offices at 32000 Aurora Road, Solon, Ohio 44139, on or before March 16, 2007, or, if the 2007 Annual Meeting of Shareholders is held more than 30 days before or after June 15, 2007, within a reasonable time before the mailing of the Company’s proxy materials for the 2007 Annual Meeting of Shareholders.

OTHER MATTERS

The Board of Directors knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, then the persons named in the enclosed form of proxy will vote the shares they represent in such manner as the Board may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ John M. Davenport
John M. Davenport
President and Chief Executive Officer

Dated: May 1, 2006

The Company’s 2005 Annual Report on Form 10-K has been mailed with this Proxy Statement. The Company will provide copies of exhibits to the Annual Report on Form 10-K, but will charge a reasonable fee per page to any requesting shareholder. Shareholders may make such request in writing to the Company at 32000 Aurora Road, Solon, Ohio 44139, Attention: John M. Davenport. The request must include a representation by the shareholder that as of May 11, 2006, the shareholder was entitled to vote at the Annual Meeting. The exhibits are available in electronic form in the EDGAR database at www.sec.gov.

Appendix A

FORM OF

CERTIFICATE OF INCORPORATION

OF

FIBERSTARS, INC.

ARTICLE I

The name of this corporation is Fiberstars, Inc. (the “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

(A) The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is Thirty-Two Million (32,000,000) shares, each with a par value of $0.0001 per share. Thirty Million (30,000,000) shares shall be Common Stock and Two Million (2,000,000) shares shall be Preferred Stock.

(B) The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate pursuant to the applicable law of the State of Delaware and within the limitations and restrictions stated in this Certificate of Incorporation, to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE V

The number of directors of the Corporation shall be fixed from time to time pursuant to the Bylaws.

ARTICLE VI

In the election of directors, each holder of shares of any class or series of capital stock of the Corporation shall be entitled to one vote for each share held. The candidates receiving the highest number of affirmative votes, up to the number of directors to be elected, shall be elected; votes against any candidate and votes withheld shall have no legal effect.

ARTICLE VII

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

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ARTICLE VIII

(A) Except as otherwise provided in the Bylaws, the Bylaws may be amended or repealed or new Bylaws adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote generally in the election of directors. The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal Bylaws.

(B) Advance notice of stockholder nominations for the election of directors or of business to be brought by the stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

ARTICLE IX

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision of the General Corporation Law of Delaware) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

ARTICLE X

The Corporation shall have perpetual existence.

ARTICLE XI

(A) To the fullest extent permitted by the General Corporation Law of Delaware, as the same may be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law of Delaware is hereafter amended to authorize, with the approval of a corporation’s stockholders, further reductions in the liability of a corporation’s directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the General Corporation Law of Delaware, as so amended.

(B) Any repeal or modification of the foregoing provisions of this Article XI shall not adversely affect any right or protection of a director of the Corporation with respect to any acts or omissions of such director occurring prior to such repeal or modification.

ARTICLE XII

(A) To the fullest extent permitted by applicable law, the Corporation is also authorized to provide indemnification of (and advancement of expenses to) directors, officers, employees and other agents of the Corporation (and any other persons to which Delaware law permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law of Delaware, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to a corporation, its stockholders, and others.

(B) Any repeal or modification of any of the foregoing provisions of this Article XII shall not adversely affect any right or protection of any such agent or other person existing at the time of, or increase the liability of any such agent or other person with respect to any acts or omissions of such agent or other person occurring prior to such repeal or modification.

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ARTICLE XIII

The name and mailing address of the incorporator are as follows:

Robert Connors

c/o Fiberstars, Inc.

32000 Aurora Rd.

Solon, Ohio 44139

Executed this ___ day of __________, 2006.

Robert Connors Incorporator

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Appendix B

FORM OF

BYLAWS

OF

FIBERSTARS, INC.

(A DELAWARE CORPORATION)

ARTICLE I

CORPORATE OFFICES

Section 1.1 Registered Office. The registered office of the Corporation shall be fixed in the Certificate of Incorporation of the Corporation.

Section 1.2 Other Offices. The Corporation may also have an office or offices, and keep the books and records of the Corporation, except as may otherwise be required by law, at such other place or places, either within or without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 2.1 Place of Meetings. Meetings of stockholders shall be held at any place within or outside the State of Delaware determined by the Board of Directors. In the absence of such determination, stockholders’ meetings shall be held at the principal executive offices of the Corporation.

Section 2.2 Annual Meeting. The annual meeting of stockholders, for the election of directors and for the transaction of such other business as may properly come before the meeting, shall be held each year on a date and at a time determined by the Board of Directors. In the absence of such determination, the annual meeting of stockholders shall be held on the third Wednesday of June in each year at 10:00 a.m. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At the meeting, directors shall be elected and any other proper business may be transacted.

Section 2.3 Special Meeting.

(a) A special meeting of the stockholders may be called at any time by the Board of Directors, or by the Chairman of the Board of Directors or the Chief Executive Officer.

(b) If a special meeting is called by stockholders representing the percentage of the total votes outstanding designated in Section 2.3(a), the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally, or sent by registered mail or by facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, the President, or the Secretary of the Corporation. The officer receiving the request shall cause notice to be promptly given to the stockholders entitled to vote, in accordance with the provisions of Section 2.4(a), that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after the receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this Section 2.3(b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

Section 2.4 Notice of Stockholders’ Meetings.

(a) Notice of the place, if any, date, and time of all meetings of the stockholders, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given, not less than ten (10) nor more than sixty (60) days before the date on

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which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law. Each such notice shall state the place, if any, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Notice may be given personally, by mail or by electronic transmission in accordance with Section 232 of the General Corporation Law of the State of Delaware (the “DGCL”). If mailed, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to each stockholder at such stockholder’s address appearing on the books of the Corporation or given by the stockholder for such purpose. Notice by electronic transmission shall be deemed given as provided in Section 232 of the DGCL. An affidavit of the mailing or other means of giving any notice of any stockholders’ meeting, executed by the Secretary, Assistant Secretary or any transfer agent of the Corporation giving the notice, shall be prima facie evidence of the giving of such notice or report. Notice shall be deemed to have been given to all stockholders of record who share an address if notice is given in accordance with the “householding” rules set forth in Rule 14a-3(e) under the Securities Exchange Act of 1934, as amended (“the Exchange Act”) and Section 233 of the DGCL.

(b) When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the place, if any, date and time thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally called, or if a new record date is fixed for the adjourned meeting, notice of the place, if any, date, and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

(c) Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, either before or after the meeting, and to the extent permitted by law, will be waived by any stockholder by attendance thereat, in person or by proxy, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

Section 2.5 Organization.

(a) Meetings of stockholders shall be presided over by the Chairman of the Board of Directors, if any, or in his or her absence, by the Chief Executive Officer, or in his or her absence, by a person designated by the Board of Directors, or in the absence of a person so designated by the Board of Directors, by a Chairman chosen at the meeting by the holders of a majority in voting power of the stock entitled to vote thereat, present in person or represented by proxy. The Secretary, or in his or her absence, an Assistant Secretary, or in the absence of the Secretary and all Assistant Secretaries, a person whom the Chairman of the meeting shall appoint, shall act as Secretary of the meeting and keep a record of the proceedings thereof.

(b) The Board of Directors shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the Chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such Chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies and such other persons as the Chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting and matters which are to be voted on by ballot.

Section 2.6 List of Stockholders. A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in such stockholder’s name, shall be prepared by the Secretary or other officer having charge of the stock ledger and shall be open to the examination of any stockholder for a period of at least ten (10) days prior to the meeting in the manner provided by law. The stock list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law. Such list shall presumptively determine the

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identity of the stockholders entitled to vote in person or by proxy at the meeting and entitled to examine the list required by this Section 2.6.

Section 2.7 Quorum. At any meeting of stockholders, the holders of a majority in voting power of all issued and outstanding stock entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business; provided, that where a separate vote by a class or series is required, the holders of a majority in voting power of all issued and outstanding stock of such class or series entitled to vote on such matter, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to such matter. If a quorum is not present or represented at any meeting of stockholders, then the Board of Directors, the Chief Executive Officer, the Chairman of the meeting or the holders of a majority in voting power of the stock entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time in accordance with Section 2.8, without notice other than announcement at the meeting, until a quorum is present or represented. If a quorum initially is present at any meeting of stockholders, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, but if a quorum is not present at least initially, no business other than adjournment may be transacted.

Section 2.8 Adjourned Meeting. Any annual or special meeting of stockholders, whether or not a quorum is present, may be adjourned for any reason from time to time by either the Board of Directors, the Chief Executive Officer, the Chairman of the meeting or the holders of a majority in voting power of the stock entitled to vote thereat, present in person or represented by proxy. At any such adjourned meeting at which a quorum may be present, any business may be transacted that might have been transacted at the meeting as originally called.

Section 2.9 Voting.

(a) Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, each holder of common stock of the Corporation shall be entitled to one (1) vote for each share of such stock held of record by such holder on all matters submitted to a vote of stockholders of the Corporation. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, each holder of preferred stock of the Corporation shall be entitled to such number of votes, if any, for each share of such stock held of record by such holder as may be fixed in the Certificate of Incorporation or in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such stock.

(b) At all meetings of stockholders for the election of directors, the candidates receiving the highest number of affirmative votes, up to the number of directors to be elected, shall be elected; votes against any candidate and votes withheld shall have no legal effect.

Section 2.10 Proxies. Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy, which may be in the form of a telegram, cablegram or other means of electronic transmission, signed by the person and filed with the Secretary of the Corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder’s attorney-in-fact. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary of the Corporation. A proxy is not revoked by the death or incapacity of the maker unless, before the vote is counted, written notice of such death or incapacity is received by the Corporation.

Section 2.11 Notice of Stockholder Business and Nominations.

(a) Annual Meeting. (i) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (B) by or at the direction of the Board of Directors or (C) by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.11(a) is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.11(a).

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(ii) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of the foregoing paragraph, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such business must be a proper subject for stockholder action under the DGCL. To be timely, a stockholder’s notice must be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than thirty (30) days after such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the tenth (10th) day following the date on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth: (A) as to each person whom the stockholder proposes to nominate for election as a director (x) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act and Rule 14a-11 thereunder, or as such rules may be amended or superseded and (y) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (2) the class and number of shares of capital stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (3) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination and (4) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination. The foregoing notice requirements of this Section 2.11(a) shall be deemed satisfied by a stockholder if the stockholder has notified the Corporation of his or her intention to present a proposal or nomination at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder’s proposal or nomination has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

(b) Special Meeting. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (A) by or at the direction of the Board of Directors or (B) by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.11(b) is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 2.11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (a)(ii) of this Section 2.11 shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public

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announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(c) General. (i) Only such persons who are nominated in accordance with the procedures set forth in this Section 2.11 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.11. Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty (a) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.11 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by clause (a)(ii)(C)(4) of this Section 2.11) and (b) if any proposed nomination or business was not made or proposed in compliance with this Section 2.11, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 2.11, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.11, to be considered a qualified representative of the stockholder, a person must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(ii) For purposes of this Section 2.11, a “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

(iii) Notwithstanding the foregoing provisions of this Section 2.11, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.11. Nothing in this Section 2.11 shall be deemed to affect any rights of stockholders to request inclusion of proposals or nominations in the Corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act or any rights of the holders of any series of preferred stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

Section 2.12 Action by Written Consent Without a Meeting.

No action shall be taken by the shareholders of the Corporation other than at an annual or special meeting of the shareholders, upon due notice and in accordance with the other provisions of these Bylaws.

Section 2.13 Inspectors of Election.

(a) Before any meeting of stockholders, the Board of Directors shall appoint one or more inspectors of election to act at the meeting and may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at the meeting, the Chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of the duties of inspector, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability. Inspectors need not be stockholders. No director or nominee for the office of director shall be appointed an inspector.

(b) Such inspectors shall

(i) ascertain the number of shares outstanding and the voting power of each;

(ii) determine the shares represented at the meeting and the validity of proxies and ballots;

(iii) count all votes and ballots and consents;

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(iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and

(v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots.

Section 2.14 Meetings by Remote Communications. The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Section 211(a)(2) of the DGCL. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication (a) participate in a meeting of stockholders and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder; (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

Section 2.15 Record Date for Determining Stockholders.

(a) For purposes of determining the stockholders entitled to notice of any meeting of stockholders or to vote thereat, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors does not so fix a record date, the record date for such determination shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of any meeting of stockholders or to vote thereat shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting, but the Board of Directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

(b) For purposes of determining the stockholders entitled to give consent to corporate action in writing without a meeting, the Board of Directors may fix, in advance, a record date, which shall not be more than ten (10) days after the date upon which the resolution fixing such record date is adopted by the Board of Directors. If the Board of Directors does not so fix a record date, the record date for such determination, (i) when no prior action by the Board of Directors is required by the DGCL, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation and (ii) when prior action by the Board of Directors is required by the DGCL, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c) For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall be not more than sixty (60) days prior to the time for such action. If the Board of Directors does not so fix a record date, the record date for such determination shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

(d) Only stockholders of record at the close of business on a date determined in accordance with this Section 2.15 shall be entitled to notice and to vote, or to give consents, or to receive the dividend, distribution or allotment of rights, or to exercise the rights in respect of any change, conversion or exchange of stock, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date so determined, except as otherwise required by law, the Certificate of Incorporation or these Bylaws.

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ARTICLE III

DIRECTORS

Section 3.1 Powers. Subject to the provisions of the DGCL and to any limitations in the Certificate of Incorporation or these Bylaws relating to action required to be approved by the stockholders, the business and affairs of the Corporation shall be managed and shall be exercised by or under the direction of the Board of Directors. In addition to the powers and authorities these Bylaws expressly confer upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Certificate of Incorporation or these Bylaws required to be exercised or done by the stockholders.

Section 3.2 Number.  The number of directors of the Corporation shall not be less than five (5) nor more than nine (9). The exact number of directors is to be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Board of Directors. The exact number of directors shall be eight (8) until changed, within the limits specified above. With the exception of the first Board of Directors, which shall be elected by the incorporator, and except as provided in Section 3.3, directors shall be elected at the stockholders’ annual meeting in each year. Each director shall hold office until the next annual meeting and until such director’s successor is elected and qualified or until such director’s earlier death, disqualification, resignation or removal. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

Section 3.3 Vacancies.

(a) Unless otherwise provided in the Certificate of Incorporation or these Bylaws, vacancies may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director. Each director so elected shall hold office until the next annual meeting of stockholders and until such director’s successor is elected and qualified, or until such director’s earlier death, disqualification, resignation or removal.

(b) The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors.

Section 3.4 Resignations and Removal.

(a) Any director may resign at any time by delivering his or her written resignation to the Corporation. Such resignation shall take effect at the time specified in such notice or, if the time be not specified, upon receipt thereof by the Corporation. Unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective.

(b) Unless otherwise restricted by law, the Certificate of Incorporation or these Bylaws, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority in voting power of all issued and outstanding stock entitled to vote at an election of directors.

Section 3.5 Regular Meetings. Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates and at such time or times, as shall have been established by the Board of Directors and publicized among all directors; provided that no fewer than one regular meeting per year shall be held. A notice of each regular meeting shall not be required.

Section 3.6 Special Meetings. Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board of Directors, the Chief Executive Officer, the President, any Vice President, the Secretary or any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place and time of such meetings. Notice of each such meeting shall be given to each director, if by mail, addressed to such director at his or her residence or usual place of business, at least four (4) days before the day on which such meeting is to be held, or shall be sent to such director at such place by telecopy, telegraph, electronic transmission or other form of recorded communication, or be delivered personally or by telephone, in each case at least forty-eight (48) hours prior to the time set for such meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. Notice of any meeting need not be given to a director who shall, either before or after the meeting, submit a waiver of such notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to such director. A notice of special meeting need not state the purpose of such meeting, and, unless indicated in the notice thereof, any and all business may be transacted at a special meeting.

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Section 3.7 Participation in Meetings by Conference Telephone. Members of the Board of Directors may participate in a meeting of the Board of Directors by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

Section 3.8 Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, a majority of the authorized number of directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and the vote of a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the Board of Directors. The Chairman of the meeting or a majority of the directors present may adjourn the meeting to another time and place whether or not a quorum is present. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called. If a quorum initially is present at any meeting of directors, the directors may continue to transact business, notwithstanding the withdrawal of enough directors to leave less than a quorum, upon resolution of at least a majority of the required quorum for that meeting prior to the loss of such quorum.

Section 3.9 Action by Written Consent Without A Meeting. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, provided that all members of the Board of Directors consent in writing or by electronic transmission to such action, and the writing or writings or electronic transmission or transmissions are filed with the minutes or proceedings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Such action by written consent shall have the same force and effect as a unanimous vote of the Board of Directors.

Section 3.10 Rules and Regulations. The Board of Directors shall adopt such rules and regulations not inconsistent with the provisions of law, the Certificate of Incorporation or these Bylaws for the conduct of its meetings and management of the affairs of the Corporation as the Board of Directors shall deem proper.

Section 3.11 Fees and Compensation of Directors. Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the Board of Directors. This Section 3.11 shall not be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

Section 3.12 Emergency Bylaws. In the event of any emergency, disaster or catastrophe, as referred to in Section 110 of the DGCL, or other similar emergency condition, as a result of which a quorum of the Board of Directors or a standing committee of the Board of Directors cannot readily be convened for action, then the director or directors in attendance at the meeting shall constitute a quorum. Such director or directors in attendance may further take action to appoint one or more of themselves or other directors to membership on any standing or temporary committees of the Board of Directors as they shall deem necessary and appropriate.

ARTICLE IV

COMMITTEES

Section 4.1 Committees of the Board of Directors. The Board of Directors may from time to time designate committees of the Board of Directors, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board of Directors and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, disqualification, resignation, removal or increase in the number of members of the committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

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Section 4.2 Meetings and Action of Committees. Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these Bylaws, Section 3.5 (regular meetings), Section 3.6 (special meetings), Section 3.7 (participation in meetings by conference telephone), Section 3.8 (quorum), and Section 3.9 (action by written consent without a meeting), with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the Board of Directors, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. Any committee or the Board of Directors may adopt such rules and regulations not inconsistent with the provisions of law, the Certificate of Incorporation or these Bylaws for the government of such committee as such committee or the Board of Directors may deem proper.

ARTICLE V

OFFICERS

Section 5.1 Officers. The officers of the Corporation shall consist of a Chairman of the Board of Directors, a Chief Executive Officer, a Chief Financial Officer, a President, one or more Vice Presidents, a Secretary, and such other officers as the Board of Directors may from time to time determine, each of whom shall be elected by the Board of Directors, each to have such authority, functions or duties as set forth in these Bylaws or as determined by the Board of Directors. Each officer shall be chosen by the Board of Directors and shall hold office for such term as may be prescribed by the Board of Directors and until such person’s successor shall have been duly chosen and qualified, or until such person’s earlier death, disqualification, resignation or removal. Any number of such offices may be held by the same person.

Section 5.2 Compensation. The salaries of the officers of the Corporation and the manner and time of the payment of such salaries shall be fixed and determined by the Board of Directors and may be altered by the Board of Directors from time to time as it deems appropriate, subject to the rights, if any, of such officers under any contract of employment.

Section 5.3 Removal, Resignation and Vacancies. Any officer of the Corporation may be removed, with or without cause, by the Board of Directors, without prejudice to the rights, if any, of such officer under any contract to which it is a party. Any officer may resign at any time by delivering his or her written resignation to the Corporation, without prejudice to the rights, if any, of the Corporation under any contract to which such officer is a party. Such resignation shall take effect at the time specified in such notice or, if the time be not specified, upon receipt thereof by the Corporation, as the case may be. Unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective. If any vacancy occurs in any office of the Corporation, the Board of Directors may elect a successor to fill such vacancy for the remainder of the unexpired term and until a successor shall have been duly chosen and qualified.

Section 5.4 Chairman of the Board of Directors. The Chairman of the Board of Directors shall be responsible conduct of meetings of the Board of Directors and have such other duties as assigned by the Board of Directors.

Section 5.5 Chief Executive Officer. The Chief Executive Officer shall have general supervision and direction of the business and affairs of the Corporation, shall be responsible for corporate policy and strategy, and shall report directly to the Chairman of the Board of Directors. Unless otherwise provided in these Bylaws, all other officers of the Corporation shall report directly to the Chief Executive Officer or as otherwise determined by the Chief Executive Officer. The Chief Executive Officer shall, if present and in the absence of the Chairman of the Board of Directors, preside at meetings of the stockholders and of the Board of Directors.

Section 5.6 Chief Financial Officer. The Chief Financial Officer shall exercise all the powers and perform the duties of the office of the chief financial officer and in general have overall supervision of the financial operations of the Corporation. The Chief Financial Officer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.

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Section 5.7 President. The President shall be the chief operating officer of the Corporation, with general responsibility for the management and control of the operations of the Corporation. The President shall have the power to affix the signature of the Corporation to all contracts that have been authorized by the Board of Directors or the Chief Executive Officer. The President shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.

Section 5.8 Vice Presidents. Each Vice President shall have such powers and duties as shall be prescribed by his or her superior officer or the Chief Executive Officer. In the absence or disability of the President, the Vice Presidents, in order of their rank as fixed by the Board of Directors or, if not ranked, a Vice President designated by the Board of Directors, shall perform all the duties of the President and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. A Vice President shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.

Section 5.9 Treasurer. The Treasurer shall supervise and be responsible for all the funds and securities of the Corporation, the deposit of all moneys and other valuables to the credit of the Corporation in depositories of the Corporation, borrowings and compliance with the provisions of all indentures, agreements and instruments governing such borrowings to which the Corporation is a party, the disbursement of funds of the Corporation and the investment of its funds, and in general shall perform all of the duties incident to the office of the Treasurer. The Treasurer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.

Section 5.10 Secretary. The powers and duties of the Secretary are: (i) to act as Secretary at all meetings of the Board of Directors, of the committees of the Board of Directors and of the stockholders and to record the proceedings of such meetings in a book or books to be kept for that purpose; (ii) to see that all notices required to be given by the Corporation are duly given and served; (iii) to act as custodian of the seal of the Corporation and affix the seal or cause it to be affixed to all certificates of stock of the Corporation and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws; (iv) to have charge of the books, records and papers of the Corporation and see that the reports, statements and other documents required by law to be kept and filed are properly kept and filed; and (v) to perform all of the duties incident to the office of Secretary. The Secretary shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.

Section 5.11 Additional Matters. The Chief Executive Officer and the Chief Financial Officer of the Corporation shall have the authority to designate employees of the Corporation to have the title of Vice President, Assistant Vice President, Assistant Treasurer or Assistant Secretary. Any employee so designated shall have the powers and duties determined by the officer making such designation. The persons upon whom such titles are conferred shall not be deemed officers of the Corporation unless elected by the Board of Directors.

Section 5.12 Checks; Drafts; Evidences of Indebtedness. From time to time, the Board of Directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes, bonds, debentures or other evidences of indebtedness that are issued in the name of or payable by the Corporation, and only the persons so authorized shall sign or endorse such instruments.

Section 5.13 Corporate Contracts and Instruments; How Executed. Except as otherwise provided in these Bylaws, the Board of Directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 5.14 Action with Respect to Securities of Other Corporations. The Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Secretary or Assistant Secretary or any other person authorized by the Board of Directors or the Chief Executive Officer, or the President, or a Vice President is authorized to vote, represent, and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by the person having such authority.

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ARTICLE VI

INDEMNIFICATION

Section 6.1 Indemnification of Directors and Officers. The Corporation shall, to the maximum extent and in the manner permitted by the DGCL, indemnify each of its directors and officers against expenses (including attorneys’ fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the Corporation. For purposes of this Section 6.1, a “director” or “officer” of the Corporation includes any person (a) who is or was a director or officer of the Corporation, (b) who is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (c) who was a director or officer of a Corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.

Section 6.2 Indemnification of Others. The Corporation shall have the power, to the maximum extent and in the manner permitted by the DGCL, to indemnify each of its employees and agents (other than directors and officers) against expenses (including attorneys’ fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the Corporation. For purposes of this Section 6.2, an “employee” or “agent” of the Corporation (other than a director or officer) includes any person (a) who is or was an employee or agent of the Corporation, (b) who is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (c) who was an employee or agent of a corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.

Section 6.3 Non-Exclusivity of Rights. The Corporation may enter into indemnification agreements with its directors and officers that provide for indemnification by the Corporation. The rights to indemnification and to the advancement of expenses conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any law, agreement, vote of stockholders or directors, provisions of the Certificate of Incorporation or these Bylaws or otherwise.

Section 6.4 Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another Corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL

Section 6.5 Effect of Amendment. Any amendment, repeal or modification of any provision of this Article VI that adversely affects any right of an indemnitee or his or her successors shall be prospective only, and shall not adversely affect any right or protection conferred on a person pursuant to this Article VI and existing at the time of such amendment, repeal or modification.

ARTICLE VII

CAPITAL STOCK

Section 7.1 Stock Certificates. There shall be issued to each holder of fully paid shares of the capital stock of the Corporation a certificate or certificates for such shares; provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Notwithstanding the adoption of such a resolution by the Board of Directors, pursuant to the DGCL, every holder of shares of the Corporation shall be entitled to have a certificate signed by, or in the name of, the Corporation by the Chairman or Vice Chairman of the Board of Directors or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, representing the number of shares registered in certificate form. Any or all such signatures may be facsimiles. Any uncertificated shares with conformed signatures shall have the same persons named as are identified above with respect to certificated shares. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

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Section 7.2 Special Designation on Certificates. If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Section 7.3 Transfers of Stock. Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation upon authorization by the registered holder thereof or by such holder’s attorney thereunto authorized by a power of attorney duly executed and filed with the Secretary or a transfer agent for such stock, and if such shares are represented by a certificate, upon surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of any taxes thereon; provided, however, that the Corporation shall be entitled to recognize and enforce any lawful restriction on transfer.

Section 7.4 Lost Certificates. The Corporation may issue a new share certificate or new certificate for any other security in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate or the owner’s legal representative to give the Corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate. The Board of Directors may adopt such other provisions and restrictions with reference to lost certificates, not inconsistent with applicable law, as it shall in its discretion deem appropriate.

Section 7.5 Addresses of Stockholders. Each stockholder shall designate to the Secretary an address at which notices of meetings and all other corporate notices may be served or mailed to such stockholder and, if any stockholder shall fail to so designate such an address, corporate notices may be served upon such stockholder by mail directed to the mailing address, if any, as the same appears in the stock ledger of the Corporation or at the last known mailing address of such stockholder.

Section 7.6 Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

Section 7.7 Regulations. The Board of Directors may make such additional rules and regulations as it may deem expedient concerning the issue, transfer and registration of shares of stock of the Corporation.

ARTICLE VIII

GENERAL MATTERS

Section 8.1 Fiscal Year. The fiscal year of the Corporation shall begin on the first day of January of each year and end on the last day of December of the same year.

Section 8.2 Facsimile Signatures. In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

Section 8.3 Corporate Seal. The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

Section 8.4 Maintenance and Inspection of Records. The Corporation shall, either at its principal executive offices or at such place or places as designated by the Board of Directors, keep a record of its stockholders listing

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their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws as amended to date, accounting books and other records.

Section 8.5 Reliance Upon Books, Reports and Records. Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

Section 8.6 Time Periods. In applying any provision of these Bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

Section 8.7 Construction; Definitions. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

Section 8.8 Subject to Law and Certificate of Incorporation. All powers, duties and responsibilities provided for in these Bylaws, whether or not explicitly so qualified, are qualified by the Certificate of Incorporation and applicable law.

ARTICLE IX

AMENDMENTS

Except as otherwise provided in these Bylaws, these Bylaws may be amended or repealed or new Bylaws adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote generally in the election of directors; provided, however, that the Corporation may, in its Certificate of Incorporation, confer the power to adopt, amend or repeal Bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal Bylaws.

The foregoing Bylaws were adopted by the Board of Directors on ______________,  2006.

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Appendix C

FORM OF

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER dated __________, 2006 (the “Agreement”) is entered into by and between Fiberstars, Inc., a Delaware corporation (“Fiberstars-Delaware”), and Fiberstars, Inc., a California corporation (“Fiberstars-California”). Fiberstars-Delaware and Fiberstars-California are sometimes referred to herein as the “Constituent Corporations.”

RECITALS

A. Fiberstars-Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of Thirty Two Million (32,000,000) shares, $0.0001 par value, of which Thirty Million (30,000,000) shares are designated “Common Stock,” and Two Million (2,000,000) shares are designated “Preferred Stock.” All of the outstanding shares of Common stock of Fiberstars-Delaware are held by Fiberstars-California. The shares of Preferred Stock of Fiberstars-Delaware are unissued and are undesignated as to series, rights, preferences, privileges or restrictions, except with respect to One Hundred Thousand (100,000) unissued shares of Preferred Stock designated “Series A Participating Preferred Stock” (the “Delaware Series A Stock”).

B. Fiberstars-California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of Thirty Two Million (32,000,000) shares, $0.0001 par value, of which Thirty Million (30,000,000) shares are designated “Common Stock,” and Two Million (2,000,000) shares are designated “Preferred Stock.” The shares of Preferred Stock of Fiberstars-California are unissued and are undesignated as to series, rights, preferences, privileges or restrictions, except with respect to One Hundred Thousand (100,000) unissued shares of Preferred Stock designated “Series A Participating Preferred Stock” (the “California Series A Stock”).

C. The Board of Directors of Fiberstars-California has determined that, for the purpose of effecting the reincorporation of Fiberstars-California in the State of Delaware, it is advisable and in the best interests of Fiberstars-California and its shareholders that Fiberstars-California merge with and into Fiberstars-Delaware upon the terms and conditions herein provided.

D. The Board of Directors of Fiberstars-California has adopted resolutions approving this Merger Agreement and the transactions contemplated hereby. A majority of the shareholders of Fiberstars-California have approved this Merger Agreement and the transactions contemplated hereby.

E. The Board of Directors of Fiberstars-Delaware has adopted resolutions approving this Merger Agreement and the transactions contemplated hereby. The sole shareholder of Fiberstars-Delaware has approved this Merger Agreement and the transactions contemplated hereby.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Fiberstars-Delaware and Fiberstars-California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

AGREEMENT

1.

Merger

1.1 Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law (the “DGCL”) and the California General Corporation Law (the “CGCL”), Fiberstars-California shall be merged with and into Fiberstars-Delaware (the “Merger”); the separate existence of Fiberstars-California shall cease and Fiberstars-Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware; Fiberstars-Delaware shall be, and is herein sometimes referred to as, the “Surviving Corporation;” and the name of the Surviving Corporation shall be Fiberstars, Inc.

1.2. Filing and Effectiveness. The Merger shall become effective when the following actions have been completed:

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(a) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the DGCL shall have been filed with the Secretary of State of the State of Delaware; and

(b) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the CGCL shall have been filed with the Secretary of State of the State of California.

The date and time when the Merger shall become effective is herein referred to as the “Effective Date.”

1.3 Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of Fiberstars-California shall cease and Fiberstars-Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Fiberstars-California’s Boards of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Fiberstars-California in the manner as more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Fiberstars-California in the same manner as if Fiberstars-Delaware had itself incurred them, all as more fully provided under the applicable provisions of the DGCL and the CGCL.

2.

Charter Documents, Directors And Officers

2.1 Certificate of Incorporation. The Certificate of Incorporation of Fiberstars-Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.2 Bylaws. The Bylaws of Fiberstars-Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.3 Directors and Officers. The directors and officers of Fiberstars-California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their respective successors shall have been duly elected and qualified or until such date as is otherwise provided by law, or by the Certificate of Incorporation and Bylaws of the Surviving Corporation.

3.

Manner Of Conversion Of Stock

3.1 Fiberstars-California Common Stock. Upon the Effective Date of the Merger, each share of Fiberstars-California Common Stock, $0.0001 par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be changed and converted into and exchanged for one fully paid and nonassessable share of Common Stock, $0.0001 par value, of the Surviving Corporation.

3.2 Fiberstars-California Options, Convertible Securities and Common Stock Purchase Rights. Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the equity incentive plans and the options granted pursuant thereto (including without limitation, the 1994 Stock Option Plan, as amended, the 1994 Directors Stock Option Plan, as amended, and the 2004 Stock Incentive Plan, as amended) and all other employee benefit plans of Fiberstars-California. Each outstanding and unexercised option or other right to purchase, or security convertible into, Fiberstars-California Common Stock including, without limitation, the warrants to purchase Fiberstars California Common Stock, and any convertible notes, shall become an option or right to purchase or a security convertible into the Surviving Corporation’s Common Stock on the basis of one share of the Surviving Corporation’s Common Stock for each share of Fiberstars-California Common Stock issuable pursuant to any such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Fiberstars-California option, stock purchase right or convertible security at the Effective Date of the Merger. A number of shares of the Surviving Corporation’s Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights or convertible securities equal to the number of shares of Fiberstars-California Common Stock so reserved immediately prior to the Effective Date of the Merger.

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3.3 Fiberstars California Series A Participating Preferred Purchase Rights. Each certificate for a share of Fiberstars California Common Stock represents the right (a “California Right”) to purchase one one-thousandth (.001) of one share of California Series A Stock. The California Rights are governed by the Rights Agreement dated as of September 20, 2001, between Fiberstars California and Mellon Investor Services LLC (the “Rights Agent”). Upon the Effective Date of the Merger, each California Right outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of the shares representing such California Rights or any other person, be changed and converted into a right (a “Delaware Right”) to purchase one-one thousandth (.001) of one share of Delaware Series A Stock. The Delaware Rights are governed by the Rights Agreement, dated as of June ___, 2006, between Fiberstars Delaware and the Rights Agent (the “Delaware Rights Agreement”).

3.4 Fiberstars-Delaware Common Stock. Upon the Effective Date of the Merger, each share of Common Stock, $0.0001 par value, of Fiberstars-Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Fiberstars-Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

3.5 Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Fiberstars-California Common Stock and California Rights may, at such stockholder’s option, surrender the same for cancellation to the transfer agent for Fiberstars-Delaware, as exchange agent (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation’s Common Stock and Delaware Rights into which such holders’ shares of Fiberstars-California Common Stock were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of Fiberstars-California Common Stock and California Rights shall be deemed for all purposes to represent the number of whole shares of the Surviving Corporation’s Common Stock and Delaware Rights into which such shares of Fiberstars-California Common Stock were converted in the Merger.

The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above. From and after the Effective Date, until the  Distribution Date, as defined in the Delaware Rights Agreement, the Delaware Rights shall be evidenced by the certificates representing the Common Stock of the Surviving Corporation. Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Fiberstars-California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

If any certificate for shares of Fiberstars-Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to Fiberstars-Delaware or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Fiberstars-Delaware that such tax has been paid or is not payable.

4.

General

4.1 Covenants of Fiberstars-Delaware. Fiberstars-Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

(a) Qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the CGCL;

(b) File any and all documents with the California Franchise Tax Board necessary for the assumption by Fiberstars-Delaware of all of the franchise tax liabilities of Fiberstars-California; and

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(c) Take such other actions as may be required by the California General Corporation Law.

4.2 Further Assurances. From time to time, as and when required by Fiberstars-Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Fiberstars-California such deeds and other instruments, and there shall be taken or caused to be taken by Fiberstars-Delaware and Fiberstars-California such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Fiberstars-Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Fiberstars-California and otherwise to carry out the purposes of this Agreement, and the officers and directors of Fiberstars-Delaware are fully authorized in the name and on behalf of Fiberstars-California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4.3 Abandonment. At any time before the filing of this Agreement with the Secretary of State of the State of Delaware, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Fiberstars-California or Fiberstars-Delaware, or both, notwithstanding the approval of this Agreement by the shareholders of Fiberstars-California or by the sole stockholder of Fiberstars-Delaware, or by both.

4.4 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of California and Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class of shares or series thereof of such Constituent Corporation.

4.5 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

4.6 Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

 [Signature Page Follows]

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IN WITNESS WHEREOF, this Agreement, having first been approved by resolutions of the Boards of Directors of Fiberstars-Delaware and Fiberstars-California, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

FIBERSTARS, INC., a Delaware corporation

By:	/s/
(SIGNATOR) (TITLE)

ATTEST:

Name:
Title:

FIBERSTARS, INC., a California corporation

By:	/s/
(SIGNATOR) (TITLE)

ATTEST:

Name:
Title:

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Appendix D

FIBERSTARS, INC.
a Delaware corporation

and

MELLON INVESTOR SERVICES LLC
a New Jersey limited liability company

Rights Agent

Rights Agreement

Dated as of _________, 2006

Exhibit A—Certificate of Determination of Series A Participating Preferred Stock	A-1
Exhibit B—Form of Rights Certificate	B-1
Exhibit C—Form of Summary of Rights	C-1

RIGHTS AGREEMENT

THIS RIGHTS AGREEMENT (this “Agreement”) is dated as of                   , 2006, between FIBERSTARS, INC., a Delaware corporation (the “Company”), and MELLON INVESTOR SERVICES LLC, a New Jersey limited liability company (the “Rights Agent”).

W I T N E S S E T H:

WHEREAS, on September 12, 2001, the Board of Directors of Fiberstars, Inc., a California corporation (“Fiberstars California”) authorized and declared a dividend distribution of one California Right (as hereinafter defined) for each share of Common Stock outstanding as of the Close of Business on September 26, 2001 (the “Record Date”), and provided for the issuance of one California Right for each share of common stock of Fiberstars-California issued between the Record Date and the earlier of the Distribution Date and the Expiration Date, as such terms are hereinafter defined (with California Rights also to be issued in connection with certain issuances of such common stock after the Distribution Date, each California Right representing the right to purchase one one-thousandth of a share of Series A Participating Preferred Stock of Fiberstars California having the rights, powers and preferences set forth in the form of Certificate of Determination attached as Exhibit A to the Rights Agreement between Fiberstars California and the Rights Agent dated as of September 21, 2001, upon the terms and subject to the conditions hereinafter set forth (the “California Rights”).

WHEREAS, upon the merger of Fiberstars California into the Company, the California Rights will be automatically converted into Rights to purchase one-thousandths of a share of Series A Participating Preferred  Stock of the Company (“Preferred Stock”) having the rights, powers and preferences set forth in the form of Certificate of Designation attached hereto as Exhibit A (the “Certificate of Designation”) upon the terms and subject to the conditions hereinafter set forth (the “Rights”).

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto hereby agree as follows:

1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a) “Acquiring Person” shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates (as such term is hereinafter defined) and Associates (as such term is hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of fifteen percent (15%) or more of the shares of Common Stock then outstanding or who was such a Beneficial Owner at any time on or after the date hereof, whether or not such Person continues to be the Beneficial Owner of fifteen percent (15%) or more of the outstanding shares of Common Stock. Notwithstanding the foregoing:

(i)  in no event shall a Person who or which, together with all Affiliates and Associates of such Person, is the Beneficial Owner of less than fifteen percent (15%) of the outstanding shares of Common Stock become an Acquiring Person solely as a result of a reduction of the number of shares of outstanding Common Stock, including repurchases of outstanding shares of Common Stock by the Company, which reduction increases the percentage of outstanding shares of Common Stock Beneficially Owned (as such term is hereinafter defined) by such Person; provided, however, that any subsequent increase in the amount of Common Stock Beneficially Owned by such Person, together with all Affiliates and Associates of such Person, without the prior written approval of the Board shall cause such Person to be an Acquiring Person (unless, measured at such time, such Person would not be an Acquiring Person);

(ii) the term Acquiring Person shall not mean: (A) the Company; (B) any Subsidiary (as such term is hereinafter defined) of the Company; (C) any employee benefit plan of the Company or any of its Subsidiaries; (D) any entity holding securities of the Company organized, appointed or established by the Company or any of its Subsidiaries for or pursuant to the terms of any such plan; or (E) any underwriter acting in good faith in a firm commitment underwriting of an offering of the Company’s securities pursuant to arrangements with the Company that have been approved by the Board (however, the exception provided by this clause (E) shall no longer be available in the event that any such underwriter is otherwise an Acquiring Person on or after the date which is forty (40) days after

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the date of initial acquisition of the Company’s securities by such underwriter in connection with such offering); and

(iii) no Person shall be deemed to be an Acquiring Person if: (A)(1) any Schedule 13D under the Exchange Act (as hereinafter defined), or any comparable or successor report, filed (or required to be filed) by such Person does not (or would not) state any intention to or reserve the right to control or influence the management or policies of the Company or engage in any of the actions specified in Item 4 (or any comparable or successor Item) of such Schedule 13D (other than the disposition of Common Stock), (2) either (x) within two (2) Business Days of being requested by the Company to advise the Company regarding the same, such Person certifies in writing to the Company that such Person acquired Beneficial Ownership of fifteen percent (15%) or more of the outstanding shares of Common Stock inadvertently or without knowledge of the terms of the Rights, or (y) the Board determines in good faith that such Person has become an Acquiring Person inadvertently, (3) such Person divests as promptly as practicable (as determined in good faith by the Board) a sufficient number of securities so that such Person would not be deemed to be an Acquiring Person pursuant to the first sentence of this Section 1(a), (or such other provisions of this Section 1(a) as may be applicable) and (4) promptly following such Person’s divestiture of such securities, such Person certifies to the Board that such Person would no longer be deemed an Acquiring Person as defined pursuant to the first sentence of this Section 1(a) (or such other provisions of this Section 1(a) as may be applicable); or (B) by reason of such Person’s Beneficial Ownership of fifteen percent (15%) or more of the outstanding shares of Common Stock on the date hereof if prior to the Record Date such Person notifies the Board that such Person is no longer the Beneficial Owner of fifteen percent (15%) or more of the then outstanding shares of Common Stock.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement.

(c) A Person shall be deemed the “Beneficial Owner,” and shall be deemed to “Beneficially Own” or have “Beneficial Ownership,” of any securities:

(i)  which such Person or any of such Person’s Affiliates or Associates is deemed to beneficially own (within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act as in effect on the date hereof);

(ii) which such Person or any of such Person’s Affiliates or Associates has (A) the right or obligation to acquire (whether such right or obligation is exercisable or effective immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed (under this clause (A) ) the “Beneficial Owner,” and shall not be deemed (under this clause (A)) to “Beneficially Own” or have “Beneficial Ownership,” of securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for payment or exchange; or (B) the right to vote or dispose of pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the “Beneficial Owner,” and shall not be deemed to “Beneficially Own” or have “Beneficial Ownership,” of any security under this clause (B) if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

(iii) which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or with which such Person or any of such Person’s Affiliates or Associates have otherwise formed a group, for the purpose of acquiring, holding, voting (except

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pursuant to a revocable proxy as described in clause (B) of subparagraph (ii) of this paragraph (c)) or disposing of any securities of the Company.

(d) “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of California or the State of New Jersey are authorized or obligated by law or executive order to close.

(e) “Close of Business” on any given date shall mean 5:00 p.m., San Francisco time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., San Francisco time, on the next succeeding Business Day.

(f)  “Common Stock” shall mean the Common Stock of the Company or any other shares of capital stock of the Company into which such Common Stock may be reclassified or exchanged, except that “Common Stock” when used with reference to stock issued by any Person other than the Company shall mean the capital stock with the greatest Voting Power, or the equity securities or other equity interest having power to control or direct the management, of such Person or, if such Person is a Subsidiary of another Person, of the Person which ultimately controls such first-mentioned Person and which has issued and outstanding such capital stock, equity securities or equity interests.

(g) “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(h) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(i)  “Permitted Offer” shall mean a tender or exchange offer for all outstanding shares of Common Stock at a price and on terms determined, prior to the date of the first acceptance of payment for any of such shares, to be fair to and in the best interests of the Company and its shareholders (other than the offeror or any Affiliate or Associate thereof) by at least a majority of the members of the Board who are not (i) officers of the Company, (ii) the offeror, (iii) Acquiring Persons or (iv) Affiliates or Associates of the offeror or any Acquiring Person.

(j)  “Person” shall mean any individual, firm, corporation, partnership, limited liability company, joint venture, association, trust or other entity, and shall include any successor (by merger or otherwise) of such entity.

(k) “Preferred Stock” shall mean the Series A Participating Preferred Stock of the Company.

(l)  “Stock Acquisition Date” shall mean the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such.

(m) A “Subsidiary” of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or voting interests is owned, directly or indirectly, by such Person, or which is otherwise controlled by such Person.

(n) “Triggering Event” shall mean a Section 11 Event (as defined in Section 11(a) hereof) or a Section 13 Event (as defined in Section 13(a) hereof).

(o) “Voting Power” shall mean the voting power of all securities of the Company then outstanding and generally entitled to vote for the election of directors of the Company.

2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable upon written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agent. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agents and any co-Rights Agents shall be as the Company shall determine.

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3. Issue of Rights Certificates.

(a) Until the earlier of (i) the Stock Acquisition Date or (ii) the Close of Business on the tenth (10th) Business Day (or such later date as may be determined by action of the Board) after the date of the commencement (determined in accordance with Rule 14d-2 of the General Rules and Regulations under the Exchange Act as in effect as the date hereof or, if no longer applicable, the intent of such Rule 14d-2 as in effect on the date hereof as determined in good faith by the Board) by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any of its Subsidiaries, or any entity organized, appointed or established by the Company or any of its Subsidiaries for or pursuant to the terms of any such plan) of a tender or exchange offer (other than a Permitted Offer) the consummation of which would result in such Person becoming an Acquiring Person (including any such date which is on or after the date of this Agreement and prior to the issuance of the Rights) (the earlier of such dates being herein referred to as the “Distribution Date”), (x) the Rights shall be evidenced by the certificates for Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates and (y) the Rights (and the right to receive certificates therefor) shall be transferable only in connection with the transfer of the underlying shares of Common Stock. As soon as practicable after the Distribution Date, the Company shall provide the Rights Agent with a list of holders of Common Stock and the Rights Agent shall send, by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a certificate for Rights, in substantially the form of Exhibit B hereto (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held (subject to adjustment as provided herein). As of and after the Distribution Date, the Rights shall be evidenced solely by such Rights Certificates.

The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

Promptly following the Record Date, the Company shall send a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), by first-class, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for the Common Stock outstanding as of the Record Date, until the Distribution Date (or earlier redemption, expiration or termination of the Rights), the Rights shall be evidenced by such certificates for the Common Stock and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the Distribution Date (or earlier redemption, expiration or termination of the Rights), the surrender for transfer of any of the certificates for the Common Stock outstanding on the Record Date shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

(b) Certificates issued for Common Stock (including, without limitation, certificates issued upon transfer or exchange of Common Stock) after the Record Date, but prior to the earlier of the Distribution Date or the Expiration Date (as such term is hereinafter defined), shall be deemed also to be certificates for Rights, and shall have impressed, printed, stamped, written or otherwise affixed onto them the following legend:

This certificate also evidences and entitles the holder hereof to certain “Rights” as set forth in a Rights Agreement between Fiberstars, Inc. (the “Company”) and Mellon Investor Services LLC (the “Rights Agent”) dated as of              , 2006 (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may expire or may be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, Rights “Beneficially Owned” by “Acquiring Persons” (as such terms are defined in the Rights Agreement) or certain related parties, as well as subsequent holders of such Rights, may become null and void.

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With respect to such certificates containing the foregoing legend, until the Distribution Date (or earlier redemption, expiration or termination of the Rights), the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

4. Form of Rights Certificates.

(a) The Rights Certificates (and the forms of election to purchase shares and of assignment and certificates to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, and do not affect the rights, duties or responsibilities of the Rights Agent or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or interdealer quotation system on which the Rights may from time to time be listed or traded, or to conform to usage. Subject to the provisions of Section 11 and Section 23 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date, and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price per one one-thousandth of a share set forth therein (the “Purchase Price”), such Purchase Price to be initially equal to the amount set forth in Section 7(b) below but the number of one one-thousandths of a share and the Purchase Price shall be subject to adjustment as provided herein.

(b) Any Rights Certificate issued pursuant to Section 3(a) hereof that represents Rights Beneficially Owned by an Acquiring Person or any Associate or Affiliate thereof, any Rights Certificate issued at any time upon the transfer of any Rights to such an Acquiring Person or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate, and any Rights Certificate issued pursuant to Section 6, Section 11 or Section 23 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain the following legend:

The Rights represented by this Rights Certificate were issued to a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). This Rights Certificate and the Rights represented hereby may become null and void under the circumstances specified in Section 7(e) of the Rights Agreement.

The provisions of Section 7(e) hereof shall be operative whether or not the foregoing legend is contained on any such Rights Certificate.

5. Countersignature and Registration.

(a) The Rights Certificates shall be executed on behalf of the Company by its Chief Executive Officer, its President, its Chief Financial Officer or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the Person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Agreement any such Person was not such an officer.

(b) Following the Distribution Date and receipt by the Rights Agent of notice to that effect and any necessary information, the Rights Agent will keep or cause to be kept, at its office designated for such purpose, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall

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show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a) Subject to the provisions of Sections 7(e), 7(f) and 15 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Rights Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, after the occurrence of a Triggering Event, shares of Common Stock or other securities and property, as the case may be) as the Rights Certificate or Rights Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Rights Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. Subject to receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them (as the Company may reasonably request) of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights Certificate or the Affiliates or Associates thereof, the Rights Agent shall (subject to Section 7(e) hereof) thereupon countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. The Rights Agent shall have no duty or obligation under this Section 6 unless and until it is satisfied that all applicable taxes and charges have been paid in full.

(b) Subject to the provisions of Sections 7(e), 7(f) and 15 hereof, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate and such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company shall execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) Subject to the provisions of Sections 7(e) and 7(f) hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon presentation of the Rights Certificate, with the appropriate form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent set forth in Section 26 hereof, together with payment of the Purchase Price for each one one-thousandth of a share of Preferred Stock (or such other securities or property as the case may be) as to which the Rights are exercised, at or prior to the earliest of (i) the Close of Business on September 20, 2011 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 24 hereof, (iii) the consummation of a transaction contemplated by Section 13(d) hereof or (iv) the time at which the Rights are exchanged as provided in Section 24(c) hereof (such earliest time being herein referred to as the “Expiration Date”). Notwithstanding any other provision of this Agreement, any Person who prior to the Distribution Date becomes a record holder of shares of Common Stock may exercise all of the rights of a registered holder of a Rights Certificate with respect to the Rights associated with such shares of Common Stock in accordance with and subject to the provisions of this Agreement, including the provisions of Section 7(e) hereof, as of the date such Person becomes a record holder of shares of Common Stock.

(b) The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be Thirty Dollars ($30.00), shall be subject to adjustment from time to

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time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) of this Section 7 below.

(c) Upon receipt of a Rights Certificate representing exercisable Rights, with the appropriate form of election to purchase duly executed, accompanied by payment of the Purchase Price for the fractional interests in shares of Preferred Stock (or other securities or property) to be purchased and an amount equal to any applicable tax or charge in cash, or by certified check or bank draft payable to the order of the Company, the Rights Agent shall, subject to Section 21(k) hereof, thereupon promptly (i)(A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent) certificates for the number of one one-thousandths of a share of Preferred Stock to be purchased, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company, in its sole discretion, shall have elected to deposit the fractional interests in shares of Preferred Stock issuable upon exercise of the Rights hereunder into a depositary, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the one one-thousandths of a share of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company shall direct the depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash, if any, to be paid in lieu of issuance of fractional shares in accordance with Section 15, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder and, (iv) when appropriate, after receipt promptly deliver such cash to or upon the order of the registered holder of such Rights Certificate. In the event that the Company is obligated to issue other securities of the Company, and/or distribute other property pursuant to Section 11(a), the Company shall make all arrangements necessary so that such other securities and/or property are available for distribution by the Rights Agent, if and when appropriate. In addition, in the case of an exercise of the Rights by a holder pursuant to Section 11(a)(ii), the Rights Agent shall return such Rights Certificate to the registered holder thereof after imprinting, stamping or otherwise indicating thereon that the rights represented by such Rights Certificate no longer include the rights provided by Section 11(a)(ii) hereof; provided, however, that if less than all the Rights represented by such Rights Certificate were so exercised, the Rights Agent shall indicate on the Rights Certificate the number of Rights represented thereby which continue to include the rights provided by Section 11(a)(ii).

(d) In case the registered holder of any Rights Certificate shall exercise (except pursuant to Section 11(a)(ii)) less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Rights Certificate or to such registered holder’s duly authorized assigns, subject to the provisions of Section 6 and Section 15 hereof.

(e) Notwithstanding anything in this Agreement to the contrary, if there occurs any Triggering Event, then any Rights that are or were on or after the Distribution Date Beneficially Owned by an Acquiring Person or any Associate or Affiliate of an Acquiring Person shall become null and void, without any further action, and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. Without limiting the foregoing sentence, Rights held by the following Persons shall be null and void without any further action: (i) any direct or indirect transferee of any Rights that are or were on or after the Distribution Date Beneficially Owned by an Acquiring Person or any Associate or Affiliate of an Acquiring Person; (ii) any direct or indirect transferee of any Rights that were on or before the Distribution Date Beneficially Owned by an Acquiring Person or any Associate or Affiliate of an Acquiring Person if the transferee received such Rights, directly or indirectly, (A) from an Acquiring Person or any Associate or Affiliate of an Acquiring Person (x) as a result of a distribution by such Acquiring Person or any Associate or Affiliate of an Acquiring Person to holders of its equity securities or similar interests (including, without limitation, partnership interests) or (y) pursuant to any continuing agreement, arrangement or understanding with respect to the Rights or (B) in a transfer (or series of transfers) which the Board determines is part of a plan, agreement, arrangement or understanding which has the purpose or effect of avoiding the provisions of this Section 7(e); and (iii) subsequent transferees of Persons referred to in the foregoing clauses (i) and (ii) as well as this clause (iii). The Company shall notify the Rights Agent when this Section 7(e) applies and shall use all

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reasonable efforts to ensure that the provisions of this Section 7(e) are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Rights or any Rights Certificate or to any other Person as a result of the Company’s failure to make any determination with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

(f)  Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless the Certificate contained in the appropriate form of Election to Purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise shall have been properly completed and duly executed by the registered holder thereof and the Company shall have been provided with such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

9. Reservation and Availability of Preferred Stock.

(a) The Company covenants and agrees that it shall cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock, or any authorized and issued shares of Preferred Stock (and, following the occurrence of a Triggering Event, shares of Common Stock and other securities) held in its treasury, the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, shares of Common Stock and other securities) that will be sufficient (in accordance with the provisions of this Agreement, including Section 11(a)(iii) hereof) to permit the exercise in full of all outstanding Rights.

(b) So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, shares of Common Stock and other securities) issuable upon the exercise of the Rights may be listed on any national securities exchange or quoted on any national quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares (or other securities) reserved for such issuance to be listed on such exchange or quoted on such system upon official notice of issuance upon such exercise.

(c) If then required by applicable law, the Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the occurrence of a Triggering Event as to which the consideration to be delivered by the Company upon exercise of the Rights has been determined pursuant to this Agreement, or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act of 1933, as amended (the “Act”), with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, (B) the Expiration Date or (C) the date the Company receives an opinion of counsel to the effect that the maintenance of such registration statement in effect is no longer necessary. If then required by applicable law, the Company will also take such action as may be appropriate under the securities or “blue sky” laws of the various states. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement or to comply with such blue sky laws. Upon any such suspension, the Company shall promptly notify the Rights Agent thereof and issue a public announcement stating that the exercisability of the Rights has been temporarily suspended. Notwithstanding any provision

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of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained.

(d) The Company covenants and agrees that it shall take all such action as may be necessary to ensure that all one one-thousandths of a share of Preferred Stock and/or other securities delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares or other securities (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares or securities.

(e) The Company further covenants and agrees that it shall pay when due and payable any and all taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates or of any certificates for one one-thousandths of a share of Preferred Stock and/or other securities upon the exercise of Rights. The Company shall not, however, be required to (i) pay any tax or charge which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or in respect of the issuance or delivery of the shares of Preferred Stock and/or other securities in a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or (ii) issue or deliver any certificates for shares of Preferred Stock and/or other securities in a name other than that of the registered holder upon the exercise of any Rights until such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s or Rights Agent’s satisfaction that no such tax or charge is due.

10. Preferred Stock Record Date. Each Person in whose name any certificate for one one-thousandths of a share of Preferred Stock (or other securities) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the fractional shares of Preferred Stock (or other securities) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly presented and payment of the Purchase Price (and any applicable taxes or charges) was made; provided, however, that if the date of such presentation and payment is a date upon which the Preferred Stock (or other securities) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or other securities) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate, as such, shall not be entitled to any rights of a shareholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and in Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock and other securities which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

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(ii) Subject to Section 24(c) hereof, in the event any Person, alone or together with its Affiliates and Associates, shall become an Acquiring Person other than pursuant to a Permitted Offer (such an event being a “Section 11 Event”), then, promptly following the first occurrence of such a Section 11 Event, proper provision shall be made so that each holder of a Right, except as provided in Section 7(e) hereof, shall, for a period of sixty (60) days after the later of the occurrence of any such Section 11 Event and the effective date of an appropriate registration statement pursuant to Section 9 hereof, have a right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of fractional interests in shares of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the Section 11 Event at issue and (y) dividing that product by fifty percent (50%) of the current market price per one share of Common Stock (determined pursuant to Section 11(d) hereof) on the date of the occurrence of the Section 11 Event at issue (such number of shares being referred to as the “number of Adjustment Shares”); provided, however, that if the transaction that would otherwise give rise to the foregoing adjustment is also subject to the provisions of Section 13 hereof, then only the provisions of Section 13 hereof shall apply and no adjustment shall be made pursuant to this Section 11(a)(ii); and provided, further, that such sixty (60) day period shall not be deemed to run during any period in which the exercise of the Rights or the fulfillment by the Company or the Rights Agent of its or their obligations under this Agreement shall be enjoined or otherwise prohibited in full or in part by any court or other governmental agency or body.

(iii) In lieu of issuing shares of Common Stock in accordance with Section 11(a)(ii) hereof, the Company may, if a majority of the Board then in office determines that such action is necessary or appropriate and not contrary to the interests of holders of Rights, elect to (and, in the event that the Board has not exercised the exchange right contained in Section 24(c) hereof and there are not sufficient treasury shares and authorized but unissued shares of Common Stock to permit the exercise in full of the Rights in accordance with Section 11(a)(ii) hereof, the Company shall) take all such action as may be necessary to authorize, issue or pay, upon the exercise of the Rights, cash (including by way of a reduction of the Purchase Price), property, shares of Common Stock, other securities (whether equity or debt securities of the Company, any Subsidiary of the Company, or otherwise) or any combination thereof having an aggregate value equal to the value of the shares of Common Stock which otherwise would have been issuable pursuant to Section 11(a)(ii) hereof, which aggregate value shall be determined by a nationally recognized investment banking firm selected by a majority of the Board. For purposes of the preceding sentence, the value of the Common Stock shall be determined pursuant to Section 11(d) hereof and the value of any fractional interests in preferred stock or preference stock which a majority of the Board determines to be a “common stock equivalent” shall be deemed to have the same value as the Common Stock. Any such election by the Board must be made and publicly announced within sixty (60) days following the date on which the Section 11 Event at issue shall have occurred with prompt notice thereof to the Rights Agent. Following the occurrence of such Section 11 Event, a majority of the Board then in office may suspend the exercisability of the Rights for a period of up to sixty (60) days following the date on which such Section 11 Event shall have occurred to the extent that such Directors have not determined whether to exercise their rights of election under this Section 11(a)(iii). If the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock or common stock equivalents could be authorized for issuance upon exercise in full of the Rights, the sixty (60) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days following the occurrence of the Section 11 Event at issue, in order that the Company may seek shareholder approval for the authorization of such additional shares. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended with prompt notice thereof to the Rights Agent.

(b) If the Company shall fix a record date for the issuance of rights, options or warrants to all holders of any interests in Preferred Stock entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase any interests in Preferred Stock (or securities having the same or more favorable rights, privileges and preferences as the Preferred Stock (“equivalent preferred stock”)) or securities convertible into Preferred Stock or equivalent preferred stock at a price per share of

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Preferred Stock or per share of equivalent preferred stock (or having a conversion price per share, if a security convertible into Preferred Stock or equivalent preferred stock) less than the current market price (as defined in Section 11(d)) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or equivalent preferred stock to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined reasonably and with good faith to the holders of Rights by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and conclusive for all purposes. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) If the Company shall fix a record date for the making of a distribution to all holders of interests in Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights, options or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current market price (as defined in Section 11(d) hereof) per share of Preferred Stock on such record date, less the fair market value (as determined reasonably and with good faith to the holders of Rights by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and conclusive for all purposes) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights, options or warrants distributable in respect of one share of Preferred Stock and the denominator of which shall be the then current market price (as defined in Section 11(d) hereof) per share of the Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would be in effect if such record date had not been fixed.

(d) (i) For the purpose of any computation hereunder, other than as provided in Section 11(a)(iii), the “current market price” per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Common Stock is determined in whole or in part during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock or (B) any subdivision, combination or reclassification of such Common Stock, and prior to the expiration of thirty (30) Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the “current market price” shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to

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securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange but are listed or quoted on The Nasdaq Stock Market, the last reported sale price, or, in case no such sale takes place on such day, the average of the closing bid and asked prices as reported by Nasdaq, or, if the shares of Common Stock are not listed or quoted on The Nasdaq Stock Market, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the OTC Bulletin Board or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined reasonably and with good faith by the Board shall be used and shall be binding on the Rights Agent and conclusive for all purposes. The term “Trading Day” shall mean a day on which the principal national securities exchange or The Nasdaq Stock Market, as the case may be, on which the shares of Common Stock are principally listed or admitted to trading or quoted is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading or quoted on any national securities exchange or The Nasdaq Stock Market, a Business Day. If the Common Stock is not publicly held or not so listed or traded, “current market price” per share shall mean the fair value per share determined reasonably and with good faith to the holders of Rights by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and conclusive for all purposes.

(ii) For the purpose of any computation hereunder, the “current market price” per share (or one one-thousandth of a share) of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in Section 11(d)(i) (other than the last sentence thereof). If the current market price per share (or one one-thousandth of a share) of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in Section 11(d)(i), the “current market price” per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalization with respect to the Common Stock occurring after the date of this Agreement) multiplied by the current market price per share of the Common Stock and the “current market price” per one one-thousandth of a share of Preferred Stock shall be equal to the current market price per share of the Common Stock (as appropriately adjusted). If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, “current market price” per share shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest thousandth of a share of Common Stock or other share or one-millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment or (ii) the Expiration Date.

(f)  If as a result of any provision of this Section 11, the holder of any Right shall become entitled to receive any shares of capital stock of the Company other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares (and the related Purchase Price) contained in this Section 11, and the provisions of Sections 7, 9, 10, 13 and 15 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-

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thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one-millionth) obtained by (i) multiplying (x) the number of one one-thousandths of a share of Preferred Stock covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)  The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one millionth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement and promptly notify the Rights Agent of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 15 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j)  Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandths of a share and the number of one one-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the number of one one-thousandths of a share of Preferred Stock or shares of Common Stock or other securities issuable upon exercise of the Rights (aggregating, for this purpose, an appropriate amount of the Purchase Price for fractional shares to compare such aggregated amount to the par value for a whole share), the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable one one-thousandths of a share of Preferred Stock or shares of Common Stock or other securities at such adjusted Purchase Price. If upon any exercise of the Rights, a holder is to receive a combination of Common Stock and common stock equivalents, or Preferred Stock and preferred stock equivalents, a portion of the consideration paid upon such exercise, equal to at least the then par value, if any, of a share of Common Stock or Preferred Stock of the Company, as the case may be, shall be allocated as the payment for each share of Common Stock or Preferred Stock of the Company, as the case may be, so received.

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(l)  In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (and shall promptly notify the Rights Agent of any such election) until the occurrence of such event the issuing to the holder of any Right exercised after such record date the shares of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the shares of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m) Anything to the contrary in this Section 11 notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any shares of Preferred Stock at less than the current market price, issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, stock dividends or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of Preferred Stock shall not be taxable to such shareholders.

(n) Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the date of this Agreement and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the outstanding Common Stock, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

(o) The exercise of Rights under Section 11(a)(ii) hereof shall only result in the loss of rights under Section 11(a)(ii) hereof to the extent so exercised and shall not otherwise affect the rights represented by the Rights under this Agreement, including the rights represented by Section 13 hereof.

12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment or any event affecting the Rights or their exercisability (including without limitation an event which causes Rights to become null and void) occurs as provided in Sections 11 or 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment or describing such event and a brief, reasonably detailed statement of the facts, computations and methodology accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Preferred Stock and the Common Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall have no duty with respect to and shall not be deemed to have knowledge of any adjustment or event unless and until it shall have received such certificate. Notwithstanding the foregoing provisions of this Section 12, the failure of the Company to make such certification or give such notice shall not affect the validity, or the force or effect, of the requirement for such adjustment or event.

13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

(a) In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person, (y) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger (other than, in the case of any transaction described in (x) or (y), a merger or consolidation which would result in all of the Voting Power represented by the securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into securities of the surviving entity) all of the Voting Power represented by the securities of the

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Company or such surviving entity outstanding immediately after such merger or consolidation and the holders of such securities not having changed as a result of such merger or consolidation), or (z) the Company shall sell, mortgage or otherwise transfer (or one or more of its Subsidiaries shall sell, mortgage or otherwise transfer), in one or more transactions, assets or earning power aggregating more than fifty percent (50%) of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person (any of the events described in the foregoing clauses (x), (y) or (z) being herein referred to as a “Section 13 Event”), then, and in each such case, proper provision shall be made so that (i) each holder of a Right (other than as provided in Section 7(e) hereof) shall have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of shares of freely tradable Common Stock of the Principal Party (as hereinafter defined), free and clear of liens, rights of call or first refusal, encumbrances or other adverse claims, as shall be equal to the result obtained by (x) multiplying the then current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable (without taking into account any adjustment previously made pursuant to Section 11(a)(ii) hereof) and (y) dividing that product by fifty percent (50%) of the current market price per share of the Common Stock of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply to such Principal Party; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock in accordance with Section 9 hereof) in connection with such consummation as may be necessary to ensure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights.

(b) ”Principal Party” shall mean:

(i)  in the case of any transaction described in clauses (x) or (y) of the first sentence of this Section 13, the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to the merger or consolidation (including, if applicable, the Company, if it is the surviving corporation); and

(ii) in the case of any transaction described in clause (z) of the first sentence in this Section 13, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions;

provided, however, that in any such case, (A) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary or Affiliate of another Person the Common Stock of which is and has been so registered, “Principal Party” shall refer to such other Person; (B) in case such Person is a Subsidiary, directly or indirectly, or Affiliate of more than one Person, the Common Stock of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value; and (C) in case such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (A) and (B) above shall apply to each of the chains of ownership having an interest in such joint venture as if such joint venture were a Subsidiary of each such joint venturer and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

(c) The Company shall not consummate any Section 13 Event unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock that have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and each Principal Party and each other Person who may become a Principal Party as a result of such Section 13 Event shall have executed and delivered to the Rights Agent a supplemental

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agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of such Section 13 Event, the Principal Party at its own expense shall:

(i)  prepare and file a registration statement under the Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, will use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and will use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date;

(ii) use its best efforts to (x) qualify or register the Rights and the securities purchasable upon exercise of the Rights under the blue sky laws of such jurisdictions as may be necessary or appropriate and (y) cause the Rights and the securities purchasable upon exercise of the Rights to be listed on any national securities exchange or national quotation system upon which its Common Stock is listed, traded or quoted; and

(iii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all material respects with the requirements for registration on Form 10 under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. The rights under this Section 13 shall be in addition to the rights to exercise Rights and adjustments under Section 11(a)(ii) hereof and shall survive any exercise thereunder.

(d) Notwithstanding anything in this Agreement to the contrary, this Section 13 shall not be applicable to a transaction described in clauses (x) or (y) of Section 13(a) hereof if (i) such transaction is (x) consummated with a Person or Persons who acquired shares of Common Stock pursuant to a Permitted Offer (or a wholly owned Subsidiary of any such Person or Persons) and (y) related to such Permitted Offer, (ii) the price per share of Common Stock offered in such transaction is not less than the price per share of Common Stock paid to all holders of Common Stock whose shares were purchased pursuant to such Permitted Offer and (iii) the form of consideration being offered to the remaining holders of Common Stock pursuant to such transaction is the same as the form of consideration paid pursuant to such Permitted Offer. Upon consummation of any such transaction contemplated by this subsection (d), all Rights hereunder shall expire.

14. Additional Covenants.

(a) The Company covenants and agrees that after the Stock Acquisition Date it shall not (i) consolidate with, (ii) merge with or into or (iii) sell or transfer to any other Person, in one or more transactions, assets or earning power aggregating more than fifty percent (50%) of the assets or earning power of the Company and its Subsidiaries taken as a whole, if at the time of or after such consolidation, merger or sale there are any charter or by-law provisions or any rights, warrants or other instruments outstanding or any other action taken which would diminish or otherwise eliminate the benefits intended to be afforded by the Rights. The Company shall not consummate any such consolidation, merger or sale unless prior thereto the Company and such other Person shall have executed and delivered to the Rights Agent a supplemental agreement evidencing compliance with this subsection.

(b) The Company covenants and agrees that, after the Stock Acquisition Date, it will not, except as permitted by Section 24 hereof, take any action the purpose or effect of which is to diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

15. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(n) hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 15(a), the current market value of a whole Right shall be (except as otherwise provided in the last

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sentence of this Section 15(a)) the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by The Nasdaq Stock Market or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined reasonably and with good faith to the holders of Rights by the Board shall be used and shall be binding on the Rights Agent and conclusive for all purposes.

(b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). Fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the fractional interests in shares of Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 15(b), the current market value of one one-thousandth of a share of Preferred Stock shall be determined in the manner set forth in Section 11(d) hereof for the Trading Day immediately prior to the date of such exercise.

(c) Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a share of Common Stock. For purposes of this Section 15(c), the current market value shall be determined in the manner set forth in Section 11(d) hereof for the Trading Day immediately prior to the date of such exercise.

(d) Except as otherwise expressly provided herein, the holder of a Right by the acceptance of the Right expressly waives such holder’s right to receive any fractional Rights or any fractional shares (other than, in the case of Preferred Stock, fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of a Right. The Rights Agent shall have no duty or obligation with respect to this Section 15 and Section 24 below unless and until it has received specific instructions (and sufficient cash, if required) from the Company with respect to its duties or obligations under such Sections.

16. Rights of Action. All rights of action in respect of this Agreement, except those rights of action expressly vested in the Rights Agent under this Agreement, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach by the Company of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations by the Company of the obligations hereunder of any Person subject to this Agreement. Holders of Rights shall be entitled to recover the reasonable costs and expenses, including attorneys’ fees, incurred by them in any action to enforce the provisions of this Agreement.

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17. Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

(b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent and only if surrendered at the office of the Rights Agent set forth in Section 26 hereof, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates attached;

(c) the Company and the Rights Agent shall deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

(d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of the inability of the Company or the Rights Agent to perform any of its or their obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company must use its best efforts to have any such order, decree, judgment or ruling lifted or otherwise overturned as soon as possible.

18. Rights Certificate Holder Not Deemed a Shareholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of Preferred Stock, Common Stock or any other securities of the Company which may at any time be issuable upon exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions thereof.

19. Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the preparation, delivery, administration, amendment and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost, or expense (including, without limitation, the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction), for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance, administration, exercise and performance of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company. The provisions of this Section 19 and Section 21 below shall survive the termination of this Agreement, the exercise or expiration of the Rights and the resignation or removal of the Rights Agent.

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(b) The Rights Agent shall be authorized to rely on, shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its acceptance and administration of this Agreement or the exercise or performance of its duties hereunder in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 21 hereof.

20. Merger or Consolidation or Change of Name of Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 22 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

21. Rights and Duties of Rights Agent. The Rights Agent undertakes the duties and obligations expressly imposed by this Agreement (and not implied duties or obligations) upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and, in the absence of bad faith, the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in accordance with such advice or opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of current market price) be proved or established by the Company prior to taking, suffering or omitting any action hereunder, such fact or matter (unless other evidence in respect thereof shall be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent and, in the absence of bad faith, the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). Anything in this Agreement to the contrary notwithstanding, in no case will the Rights Agent be liable for special, indirect,

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punitive, incidental or consequential loss or damages of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the possibility of such damages. Notwithstanding anything to the contrary herein, the liability of the Rights Agent hereunder will be limited to the amount of fees paid by the Company to the Rights Agent hereunder.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates (except as to the fact that it has countersigned the Rights Certificates) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible or liable for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible or liable for any adjustment required under the provisions of Section 11 or 13 hereof or responsible or liable for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt of a certificate pursuant to Section 12 describing any such adjustment); nor shall it be responsible or liable for any determination by the Board of the current market value of the Rights or Preferred Stock or Common Stock pursuant to the provisions of Section 15 hereof; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or other securities to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Preferred Stock or other securities will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f)  The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performance by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder and certificates delivered pursuant to any provision hereof from the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and is authorized to apply to such officers for advice or instructions in connection with its duties, and such advice or instructions shall be full authorization and protection to the Rights Agent and, in the absence of bad faith, the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in accordance with the advice or written instructions of any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted by the Rights Agent with respect to its duties or obligations under this Agreement and the date on and/or after which such action shall be taken, suffered or omitted and the Rights Agent shall not be liable for any action taken, suffered or omitted in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than three (3) Business Days after the date any such officer actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking, suffering or omitting any such action, the Rights Agent has received written instructions in response to such application specifying the action to be taken, suffered or omitted.

(h) The Rights Agent and any Affiliate, shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though the Rights Agent were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent or any such Affiliate, shareholder, director, officer or employee from acting in any other capacity for the Company or for any other Person.

(i)  The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and employees) or by or through its

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attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or to the holders of the Rights or any other Person resulting from any such act, omission, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct in the selection and continued employment thereof (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction).

(j)  No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if the Rights Agent believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been properly completed or indicates an affirmative response to clause l and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

22. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company and to each transfer agent of the Common Stock and Preferred Stock by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then the registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or of the State of New York or the State of California (or of any other state of the United States so long as such Person is authorized to do business in the State of New York or the State of California), in good standing, which is authorized under such laws to exercise shareholder services powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000.00 or (b) an Affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall mail notice thereof in writing to the predecessor Rights Agent and each transfer agent of the Common Stock and Preferred Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 22, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

23. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price per share and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or otherwise under any employee plan or arrangement, which plan or arrangement is existing as of the Distribution Date, or upon the exercise, conversion or exchange of any other securities issued

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by the Company on or prior to the Distribution Date, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificates shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificates would be issued, and (ii) no such Rights Certificates shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

24. Redemption, Termination and Exchange.

(a) (i) The Board may, at its option, at any time prior to the earlier of (x) the Stock Acquisition Date or (y) the Close of Business on the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). The Company may, at its option, pay the Redemption Price in any form of consideration deemed appropriate by the Board.

(ii) In addition, and notwithstanding the provisions of Section 24(a)(i) hereof, the Board may redeem all but not less than all of the then outstanding Rights at the Redemption Price on or after the Stock Acquisition Date but prior to any Section 13 Event either (x) in connection with any Section 13 Event in which all holders of Common Stock are treated alike and not involving (other than as a holder of Common Stock being treated like all other such holders) an Acquiring Person or an Affiliate or Associate thereof or any other Person in which such Acquiring Person or Affiliate or Associate thereof has any interest, or any other Person acting directly or indirectly on behalf of or in association with any such Acquiring Person or Affiliate or Associate thereof, or (y) following the occurrence of a Section 11 Event, and the expiration of any period during which the holder of Rights may exercise the rights under Section 11(a)(ii) hereof as a result thereof, if and for as long as any Acquiring Person having triggered the Section 11 Event at issue is not thereafter the Beneficial Owner of fifteen percent (15%) or more of the outstanding shares of Common Stock, and at the time of redemption there are no other Persons who are Acquiring Persons.

(b) (i) In the case of a redemption permitted under Section 24(a)(i) hereof, immediately upon the action of the Board ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. In the case of a redemption permitted only under Section 24(a)(ii) hereof, evidence of which shall have been filed with the Rights Agent, the right to exercise the Rights will terminate and represent only the right to receive the Redemption Price only after ten (10) Business Days following the giving of notice of such redemption to the holders of such Rights if no Section 11 Event shall have occurred, and, if a Section 11 Event shall have occurred, upon the later of ten (10) Business Days following the giving of such notice or the expiration of any period during which the rights under Section 11(a)(ii) hereof may be exercised as a result thereof. Within ten (10) days after the action of the Board ordering any such redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to the Rights Agent and to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

(ii) In the case of a redemption permitted under Section 24(a)(i) or (ii), the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the registered holders of the Rights at their last addresses as they appear on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent of the Common Stock, and upon such action, all outstanding Rights Certificates shall be null and void without any further action by the Company.

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(c) (i) Subject to the limitations of applicable laws, the Board may, at its option and at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for (A) shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (the “Exchange Shares”), or (B) Substitute Consideration (as that term is defined below). The Board may determine, in its sole discretion, whether to deliver Exchange Shares or Substitute Consideration. Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Stock for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of fifty percent (50%) or more of the Common Stock then outstanding.

(ii) In the event the Board shall determine to deliver Substitute Consideration in exchange for Rights, the Company shall (1) determine the value of the Exchange Shares (the “Exchange Value”), and (2) with respect to each Right to be exchanged, make adequate provision to substitute for Exchange Shares the following (the “Substitute Consideration”): (v) cash, (w) Common Stock or common stock equivalents (as that term is defined in Section 11(a)(iii) hereof) or Preferred Stock or equivalent preferred stock (as that term is defined in Section 11(b) hereof), (x) debt securities of the Company, (y) other assets, or (z) any combination of the foregoing, having an aggregate value equal to the Exchange Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board. For purposes of this Section 24(c), the value of a share of Common Stock shall be the current market price (as determined pursuant to Section 11(d) hereof) per share of Common Stock on the day that is the later of (x) the first occurrence of a Section 11 Event or (y) the date on which the Company’s right of redemption pursuant to Section 24(a)(i) hereof expires; and the value of any common stock equivalent shall be deemed to have the same value as the Common Stock on such date.

(iii) Immediately upon the action of the Board ordering the exchange of any Rights pursuant to this Section 24(c), and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive Exchange Shares or Substitute Consideration for each Right exchanged by such holder. The Company shall promptly give public notice and notice to the Rights Agent of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of Common Stock (or Substitute Consideration) for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

(iv) In the event that there shall not be sufficient shares of Common Stock or Preferred Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24(c), the Company shall take all such action as may be necessary to authorize additional shares of Common Stock or Preferred Stock for issuance upon exchange of the Rights.

(v) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this Section 24(c)(v), the current market value of a whole share of Common Stock shall be determined in the manner set forth in Section 11(d) hereof for the Trading Day immediately prior to the date of exchange pursuant to this Section 24(c).

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25. Notice of Certain Events.

(a) In case the Company shall propose (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of more than fifty percent (50%) of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier.

(b) In case any Triggering Event shall occur, then, in any such case, the Company or the Principal Party, as the case may be, shall as soon as practicable thereafter give to each holder of a Rights Certificate and the Rights Agent, in accordance with Section 26 hereof, a notice of the occurrence of such Triggering Event, which shall specify the event and the consequences of the Triggering Event to holders of Rights under Section 11(a)(ii) or 13(a) hereof, as the case may be.

(c) The failure to give notice required by this Section 25 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, or sent by nationwide overnight delivery, addressed (until another address is filed in writing with the Rights Agent) as follows:

Fiberstars, Inc.
32000 Aurora Road
Solon, OH 44139
Attention: Corporate Secretary

Subject to the provisions of Section 22, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, or sent by nationwide overnight delivery, addressed (until another address is filed in writing with the Company) as follows:

Mellon Investor Services LLC
400 South Hope Street, 4th Floor
Los Angeles, CA 90071
Attention: William Dougherty

With a copy to:

Mellon Investor Services LLC
480 Washington Blvd.
Jersey City, NJ 07310
Attention: General Counsel

24

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, or sent by nationwide overnight delivery, addressed to such holder at the address of such holder as shown on the registry books of the Company.

27. Supplements and Amendments. The Company and the Rights Agent may from time to time supplement or amend this Agreement without approval of any holders of Rights or Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) prior to the Distribution Date, to change or supplement any provision hereunder in any manner which the Company may deem necessary or desirable or (iv) on or following the Distribution Date, to change or supplement any provision hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates. Upon the delivery of a certificate from an appropriate officer of the Company, and if requested by the Rights Agent an opinion of counsel, which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment unless the Rights Agent shall have determined in the absence of bad faith that such supplement or amendment would adversely affect its interests under this Agreement. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

28. Determination and Actions by the Board. For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock or any other securities of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement. Except as otherwise provided herein, the Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations and calculations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights Certificates and all other parties and (y) not subject the Board to any liability to the holders of the Rights Certificates. The Rights Agent may hereby assume without any need to investigate that the Board has acted in good faith and shall be fully protected and incur no liability in reliance thereon.

29. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

30. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Stock).

31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

32. Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of the Company’s jurisdiction of incorporation and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and to be performed entirely within such state; provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in

25

accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

34. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

FIBERSTARS, INC.

By:	/s/ (SIGNATOR)
(SIGNATOR) Chief Executive Officer

MELLON INVESTOR SERVICES LLC, as Rights Agent

By:	/s/ (SIGNATOR)
(SIGNATOR) (TITLE)

By:	/s/ (SIGNATOR)
(SIGNATOR) Assistant Vice President

26

EXHIBIT A

CERTIFICATE OF DESIGNATION

OF SERIES A PARTICIPATING PREFERRED STOCK

OF

FIBERSTARS, INC.

Fiberstars, Inc., a corporation organized and existing under the Delaware General Corporation Law (the “Corporation”), DOES HEREBY CERTIFY:

That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation, and pursuant to Section 151 of the Delaware Corporation Law, the Board of Directors on _______________, 2006, by unanimous consent in lieu of a meeting, duly determined that the Corporation shall designate One Hundred Thousand (100,000) shares of Preferred Stock as Series A Participating Preferred Stock and to that end, the Board of Directors adopted the following resolution providing for the terms, designations, powers, preferences and relative participating, optional and other special rights, and the qualifications, limitations, and restrictions, of the Series A Participating Preferred Stock:

RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of its Certificate of Incorporation, and pursuant to Section 151 of the Delaware Corporation Law, a series of Preferred Stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

1.   Designation and Amount. The shares of such series shall be designated as “Series A Participating Preferred Stock,” and the number of shares constituting such series shall be One Hundred Thousand (100,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Participating Preferred Stock to a number less than that of the shares then outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

2.   Dividends and Distributions.

(A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Participating Preferred Stock with respect to dividends, the holders of shares of Series A Participating Preferred Stock in preference to the holders of shares of Common Stock (the “Common Stock”), of the Corporation and any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Participating Preferred Stock in an amount per share (rounded to the nearest cent) equal to the greater of (a) $25.00 or, (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non–cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Participating Preferred Stock. In the event the Corporation shall at any time after the close of business on the Effective Date, as defined in the Merger Agreement between Fiberstars California and the Corporation (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, by reclassification or otherwise, then in each such case the amount to which holders of shares of Series A Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series A Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $25.00 per share on the Series A Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Participating Preferred Stock unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

3.   Voting Rights. The holders of shares of Series A Participating Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock into a greater number of shares or (iii) combine the outstanding Common Stock into a smaller number of shares, by reclassification or otherwise, then in each such case the number of votes per share to which holders of shares of Series A Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock outstanding immediately prior to such event.

(B) Except as otherwise provided herein, in the Certificate of Incorporation or by law, the holders of shares of Series A Participating Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

(C)(i) If at any time dividends on any Series A Participating Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, the holders of the Series A Participating Preferred Stock, voting as a separate series from all other series of Preferred Stock and classes of capital stock, shall be entitled to elect two members of the Board of Directors in addition to any Directors elected by any other series, class or classes of securities and the authorized number of Directors will automatically be increased by two. Promptly thereafter, the Board of Directors of this Corporation shall, as soon as may be practicable, call a special meeting of holders of Series A Participating Preferred Stock for the purpose of electing such members of the Board of Directors. Said special meeting shall in any event be held within 45 days of the occurrence of such arrearage.

(ii) During any period when the holders of Series A Participating Preferred Stock, voting as a separate series, shall be entitled and shall have exercised their right to elect two Directors, then and during such time as such right continues (a) the then authorized number of Directors shall remain increased by two, and the holders of Series A Participating Preferred Stock, voting as a separate series, shall remain entitled to elect the additional Directors so provided for, and (b) each such additional Director shall not be a member of any existing class of the Board of Directors, but shall serve until the next annual meeting of shareholders for the election of Directors, or until his or her successor shall be elected and shall qualify, or until his or her right to hold such office terminates pursuant to the provisions of this Section 3(C).

(iii) A Director elected pursuant to the terms hereof may be removed with or without cause by the holders of Series A Participating Preferred Stock entitled to vote in an election of such Director.

(iv) If, during any interval between annual meetings of shareholders for the election of Directors and while the holders of Series A Participating Preferred Stock shall be entitled to elect two Directors, there are fewer than two such Directors in office by reason of resignation, death or removal, then, promptly thereafter, the Board of Directors shall call a special meeting of the holders of Series A Participating Preferred Stock for the purpose of filling such vacancy(ies) and such vacancy(ies) shall be filled at such special meeting. Such special meeting shall in any event be held within 45 days of the occurrence of any such vacancy(ies).

(v) At such time as the arrearage is fully cured, and all dividends accumulated and unpaid on any shares of Series A Participating Preferred Stock outstanding are paid, and, in addition thereto, at least one regular dividend has been paid subsequent to curing such arrearage, the term of office of any Director elected pursuant to this Section 3(C), or his or her successor, shall automatically terminate, and the authorized number of Directors shall automatically decrease by two, and the rights of the holders of the shares of the Series A Participating Preferred Stock to vote as provided in this Section 3(C) shall cease, subject to renewal from time to time upon the same terms and conditions.

(D) Except as set forth herein or as otherwise provided by law, holders of Series A Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock and any other capital stock of the Corporation having general voting rights as set forth herein) for taking any corporate action.

4.   Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Participating Preferred Stock;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock except dividends paid ratably on the Series A Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Participating Preferred Stock; or

(iv) purchase or otherwise acquire for consideration any shares of Series A Participating Preferred Stock or any shares of stock ranking on a parity with the Series A Participating Preferred Stock except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5.   Reacquired Shares. Any shares of Series A Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

6.   Liquidation, Dissolution or Winding Up.

(A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Participating Preferred Stock shall have received per share, the greater of $1,000.00 or 1,000 times the payment made per share of Common Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in subparagraph (C) below to reflect such events as stock splits, stock dividends and recapitalization with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Participating Preferred Stock and Common Stock, respectively, holders of Series A Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

(B) In the event there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series A Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, following payment in full of all liquidation preferences of all shares senior to Common Stock (including the Series A Participating Preferred Stock), there are not sufficient assets available to permit payment in full of the Common Adjustment, then the remaining assets shall be distributed ratably to the holders of Common Stock.

(C) In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, by reclassification or otherwise, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

7.   Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event.

8.   Redemption. The shares of Series A Participating Preferred Stock shall not be redeemable.

9.   Ranking. The Series A Participating Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

10.   Amendment. The Certificate of Incorporation and the By-Laws of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least 66–2/3% of the outstanding shares of Series A Participating Preferred Stock voting separately as a class.

11.   Fractional Shares. Series A Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Participating Preferred Stock.

IN WITNESS WHEREOF, in accordance with Subsections (a)(1)(b) and (b)(2) of Section 103 and Section 151(g) of the Delaware General Corporation Law, the undersigned Chief Executive Officer of Fiberstars, Inc. has hereunto set his hand on this _____ day of June, 2006, and affirms under penalties of perjury that this instrument is his act and deed and the act and deed of the Corporation and that the facts stated herein are true.

FIBERSTARS, INC.

By:
John M. Davenport Chief Executive Officer

EXHIBIT B

[Form of Rights Certificate]

Certificate No. R-____________  ____________ Rights

NOT EXERCISABLE AFTER SEPTEMBER 20, 2011, OR EARLIER IF NOTICE OF REDEMPTION OR EXCHANGE IS GIVEN. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE WERE ISSUED TO A PERSON WHO WAS AN ACQUIRING PERSON OR AN ASSOCIATE OR AN AFFILIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME VOID UNDER THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE RIGHTS AGREEMENT.]*

* The portion of the legend in brackets shall be inserted only if applicable.

Rights Certificate

FIBERSTARS, INC.

This certifies that _________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement dated as of June ___, 2006(the “Rights Agreement”) between Fiberstars, Inc., a Delaware corporation (the “Company”), and Mellon Investor Services LLC, a New Jersey limited liability company (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m. (San Francisco time) on September 20, 2011, unless earlier redeemed or exchanged by the Company as set forth in the Rights Agreement, at the office of the Rights Agent designated for such purpose, one one-thousandth of a fully paid, nonassessable share of Series A Participating Preferred Stock (the “Preferred Stock”), of the Company, at a purchase price of Thirty Dollars ($30.00) per one one-thousandth of a share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the appropriate Form of Election to Purchase and Certificate duly executed.

The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandths of a share which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of the close of business on the record date relating to the initial distribution of the Rights, based on the Preferred Stock as constituted at such date.

Upon the occurrence of a Triggering Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are Beneficially Owned (as such term is defined in the Rights Agreement) by (i) an Acquiring Person (as such term is defined in the Rights Agreement) or an Associate or Affiliate thereof (as such terms are defined in the Rights Agreement) or, (iii) under certain circumstances specified in the Rights Agreement, a transferee of an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any rights with respect to such Rights from and after the occurrence of any such Triggering Event.

As provided in the Rights Agreement, the Purchase Price and the number of one one-thousandths of a share of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the principal office of the Company and are also available upon written request to the Company.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised (other than pursuant to Section 11(a)(ii) of the Rights Agreement) in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised. If this Rights Certificate shall be exercised in whole or in part pursuant to Section 11(a)(ii) of the Rights Agreement, the holder shall be entitled to receive this Rights Certificate duly marked to indicate that such exercise has occurred as set forth in the Rights Agreement.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may, in certain instances, be (i) redeemed by the Company at its option at a redemption price of $0.001 per Right or (ii) exchanged in whole or in part for shares of the Company’s Common Stock or substitute consideration. Subject to the provisions of the Rights Agreement, the Company, at its option, may elect to mail payment of the redemption price to the registered holder of the Rights at the time of redemption, in which event this Certificate may become void without any further action by the Company.

The Company may elect not to issue fractional shares of Preferred Stock upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), in which event a cash payment will be made, in lieu thereof, as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of one one-thousandths of a share of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated: ________________________, 20____.

Attest:	FIBERSTARS, INC.

By:
(TITLE)

Countersigned	MELLON INVESTOR SERVICES LLC,as Rights Agent

By:
(TITLE)

______________________

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED, __________________ hereby sells, assigns and transfers unto

(please print name, address and social security or other identifying number of transferee)

This Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appointAttorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated: ________________________, 20____.

________________________
Signature

Signature Guaranteed:

Signatures must be guaranteed by an Eligible Guarantor Institution, as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934.

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [  ] are [  ] are not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned [  ] did [  ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ________________________, 20____.

________________________
Signature

Signature Guaranteed:

Signatures must be guaranteed by an Eligible Guarantor Institution, as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934.

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the Certificate set forth above is not completed, the Company will deem the beneficial owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and will affix a legend to that effect on any Rights Certificate issued in exchange for this Rights Certificate.

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to
exercise the Rights Certificate pursuant to
Section 11(a)(ii) of the Rights Agreement.)

To: FIBERSTARS, INC.

The undersigned hereby irrevocably elects to exercise __________ Rights represented by this Rights Certificate to purchase the shares of Common Stock (or such other securities of the Company) issuable upon the exercise of the Rights and requests that certificates for such shares be issued in the name of:

______________________________________________________________________________
(Please insert social security or other identifying number)

______________________________________________________________________________
(Please print name and address)

______________________________________________________________________________

The Rights Certificate indicating the balance, if any, of such Rights which may still be exercised pursuant to Section 11(a)(ii) of the Rights Agreement shall be returned to the undersigned unless the undersigned requests that the Rights Certificate be registered in the name of and delivered to:

______________________________________________________________________________Please insert social security or other identifying number (complete only if Rights Certificate is to be registered in a name other than the undersigned)

______________________________________________________________________________
(Please print name and address)

Dated: ________________________, 20____.

________________________
Signature

Signature Guaranteed:

Signatures must be guaranteed by an Eligible Guarantor Institution, as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934.

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [  ] are [  ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2) this Rights Certificate [  ] is [  ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement); and

(3) after due inquiry and to the best knowledge of the undersigned, the undersigned [  ] did [  ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ________________________, 20____.

________________________
Signature

NOTICE

The signature to the foregoing Election to Purchase must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the Certificate set forth above is not completed, the Company will deem the beneficial owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise
the Rights Certificate other than pursuant to
Section 11(a)(ii) of the Rights Agreement.)

To: FIBERSTARS, INC.

The undersigned hereby irrevocably elects to exercise _________ Rights represented by this Rights Certificate to purchase the one one-thousandths of a share of Preferred Stock (or such other securities of the Company or any other Person) issuable upon the exercise of the Rights and requests that certificates for such shares be issued in the name of:

______________________________________________________________________________
Please insert social security or other identifying number)

______________________________________________________________________________
(Please print name and address)

______________________________________________________________________________

If applicable, the Rights Certificate indicating the balance, if any, of such Rights which may still be exercised pursuant to Section 11(a)(ii) of the Rights Agreement shall be returned to the undersigned unless such Person requests that the Rights Certificate be registered in the name of and delivered to:

______________________________________________________________________________

Please insert social security or other identifying number (complete only if Rights Certificate is to be registered in a name other than the undersigned)

______________________________________________________________________________
                                                     (Please print name and address)

______________________________________________________________________________

Dated: ________________________, 20____.

________________________
Signature

Signature Guaranteed:

Signatures must be guaranteed by an Eligible Guarantor Institution, as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934.

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate [  ] are [  ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2) the Rights evidenced by this Rights Certificate [  ] are [  ] are not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement); and

(3) after due inquiry and to the best knowledge of the undersigned, the undersigned [  ] did [  ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ________________________, 20____.

________________________
Signature

NOTICE

The signature to the foregoing Election to Purchase must correspond to the name as written upon the fact of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the Certificate set forth above is not completed, the Company will deem the beneficial owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

EXHIBIT C

SUMMARY OF RIGHTS

On September 12, 2001, the Board of Directors of Fiberstars, Inc. a California corporation, declared a dividend distribution of one “Right” for each outstanding share of common stock of such company to shareholders of record at the close of business on September 26, 2001). Upon the merger of such corporation into Fiberstars, Inc., a Delaware corporation (“Fiberstars Delaware”) each outstanding right was automatically converted into a Right of like Tenor of Fiberstars Delaware. Except as set forth below, each Right, when exercisable, entitles the registered holder to purchase from Fiberstars Delaware one one-thousandth of a share of a new series of preferred stock, designated as Series A Participating Preferred Stock (the “Preferred Stock”), at a price of Thirty Dollars ($30.00) per one one-thousandth of a share (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the “Rights Agreement”) between Fiberstars Delaware and Mellon Investor Services LLC, as “Rights Agent.”

Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights certificates will be distributed. The Rights will separate from the Common Stock and a “Distribution Date” will occur upon the earliest of the following: (i) a public announcement that a person, entity or group of affiliated or associated persons and/or entities (an “Acquiring Person”) has acquired, or obtained the right to acquire, beneficial ownership of fifteen percent (15%) or more of the outstanding shares of Common Stock (other than (A) as a result of repurchases of stock by Fiberstars Delaware or certain inadvertent actions by institutional or certain other shareholders, (B) Fiberstars Delaware, any subsidiary of Fiberstars Delaware or any employee benefit plan of Fiberstars Delaware or any subsidiary, and (C) certain other instances set forth in the Rights Agreement); or (ii) ten (10) business days (unless such date is extended by the Board of Directors) following the commencement of a tender offer or exchange offer which would result in any person, entity or group of affiliated or associated persons and/or entities becoming an Acquiring Person (unless such tender offer or exchange offer is a Permitted Offer (defined below)).

Until the Distribution Date (or earlier redemption or expiration of the Rights, if applicable), (i) the Rights will be evidenced by certificates for Common Stock and will be transferred only with such Common Stock certificates, (ii) new Common Stock certificates issued after the Record Date upon transfers or new issuances of the Common Stock will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates for outstanding Common Stock will also constitute the transfer of the Rights associated with such Common Stock. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Rights Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date, and the separate Rights Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire on the earliest of (i) September 20, 2011, (ii) consummation of a merger transaction with a person, entity or group who (x) acquired Common Stock pursuant to a Permitted Offer (as defined below) and (y) is offering in the merger the same price per share and form of consideration paid in the Permitted Offer or (iii) redemption or exchange of the Rights by Fiberstars Delaware as described below.

The number of Rights associated with each share of Common Stock shall be proportionately adjusted to prevent dilution in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Stock. The Purchase Price payable, and the number of one one-thousandths of a share of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights, options or warrants to subscribe for Preferred Stock, certain convertible securities or securities having the same or more favorable rights, privileges and preferences as the Preferred Stock at less than the current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends out of earnings or retained earnings) or of subscription rights, options or warrants (other than those referred to above). With certain exceptions, no adjustments in the Purchase Price will be required until cumulative adjustments require an adjustment of at least one percent (1%) in such Purchase Price.

In the event that, after the first date of public announcement by Fiberstars Delaware or an Acquiring Person that an Acquiring Person has become such, Fiberstars Delaware is involved in a merger or other business combination transaction (whether or not Fiberstars Delaware is the surviving corporation) or fifty percent (50%) or more of Fiberstars Delaware’s assets or earning power are sold (in one transaction or a series of transactions), proper provision shall be made so that each holder of a Right (other than an Acquiring Person) shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price, that number of shares of common stock of either Fiberstars Delaware, in the event that it is the surviving corporation of a merger or consolidation, or the acquiring company (or, in the event there is more than one acquiring company, the acquiring company receiving the greatest portion of the assets or earning power transferred) which at the time of such transaction would have a market value of two (2) times the Purchase Price (such right being called the “Merger Right”). In the event that a person, entity or group becomes an Acquiring Person (unless pursuant to a tender offer or exchange offer for all outstanding shares of Common Stock at a price and on terms determined prior to the date of the first acceptance of payment for any of such shares by at least a majority of the members of the Board of Directors who are not officers of Fiberstars Delaware and are not Acquiring Persons (or affiliated or associated persons and/or entities thereof) to be fair to and in the best interests of Fiberstars Delaware and its shareholders (a “Permitted Offer”)), then proper provision shall be made so that each holder of a Right will, for a sixty (60) day period (subject to extension under certain circumstances) thereafter, have the right to receive upon exercise that number of shares of Common Stock (or, at the election of Fiberstars Delaware, which election may be obligatory if sufficient authorized shares of Common Stock are not available, a combination of Common Stock, property, other securities (e.g., Preferred Stock) and/or cash (including by way of a reduction in the Purchase Price)) having a market value of two (2) times the Purchase Price (such right being called the “Subscription Right”). The holder of a Right will continue to have the Merger Right whether or not such holder exercises the Subscription Right. Notwithstanding the foregoing, upon the occurrence of any of the events giving rise to the exercisability of the Merger Right or the Subscription Right, any Rights that are or were at any time after the Distribution Date owned by an Acquiring Person (or affiliated or associated persons and/or entities thereof) shall immediately become null and void.

At any time prior to the earlier to occur of (i) a person, entity or group becoming an Acquiring Person or (ii) the expiration of the Rights, Fiberstars Delaware may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”), which redemption shall be effective upon the action of the Board of Directors. Additionally, Fiberstars Delaware may, following a person, entity or group becoming an Acquiring Person, redeem the then outstanding Rights in whole, but not in part, at the Redemption Price (i) if such redemption is incidental to a merger or other business combination transaction or series of transactions involving Fiberstars Delaware but not involving an Acquiring Person (or certain related persons and/or entities) or (ii) following an event giving rise to, and the expiration of the exercise period for, the Subscription Right if and for as long as the Acquiring Person triggering the Subscription Right beneficially owns securities representing less than fifteen percent (15%) of the outstanding shares of Common Stock and at the time of redemption there are no other Acquiring Persons. The redemption of Rights described in the preceding sentence shall be effective only as of such time when the Subscription Right is not exercisable. Upon the effective date of the redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Subject to applicable law, the Board of Directors, at its option, may at any time after a person, group or entity becomes an Acquiring Person (but not after the acquisition by such Acquiring Person of fifty percent (50%) or more of the outstanding shares of Common Stock), exchange all or part of the then outstanding and exercisable Rights (except for Rights which have become void) for shares of Common Stock at a rate of one share of Common Stock per Right (subject to adjustment) or, alternatively, for substitute consideration consisting of cash, securities of Fiberstars Delaware or other assets (or any combination thereof).

The Preferred Stock purchasable upon exercise of the Rights will be nonredeemable and junior to any other series of preferred stock Fiberstars Delaware may issue (unless otherwise provided in the terms of such stock). Each share of Preferred Stock will have a preferential quarterly dividend in an amount equal to 1,000 times the dividend declared on each share of Common Stock, but in no event less than $25.00. In the event of liquidation, the holders of shares of Preferred Stock will receive a preferred liquidation payment equal, per share, to the greater of $1,000.00 or 1,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the shares of Common Stock. In the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount and type of consideration received per share of Common Stock. The rights of the Preferred Stock as to dividends, liquidation and voting, and in the event of mergers and consolidations, are protected by customary antidilution provisions. Fractional shares of Preferred Stock will be issuable; however, Fiberstars Delaware may elect to (i) distribute depositary receipts in lieu of such fractional shares and (ii) make an adjustment in cash, in lieu of fractional shares other than fractions that are multiples of one one-thousandth of a share, based on the market price of the Preferred Stock prior to the date of exercise.

Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of Fiberstars Delaware, including, without limitation, the right to vote or to receive Fiberstars Delaware dividends. Holders of Rights may, depending upon the circumstances, recognize taxable income in the event (i) that the Rights become exercisable for (x) Common Stock or Preferred Stock (or other consideration) or (y) common stock of an acquiring company in the instance of the Merger Right as set forth above or (ii) of any redemption or exchange of the Rights as set forth above.

Fiberstars Delaware and the Rights Agent retain broad authority to amend the Rights Agreement; however, following any Distribution Date any amendment may not adversely affect the interests of holders of Rights.

A copy of the Rights Agreement and the Certificate of Designation of the Series A Particiating Preferred Stock of Fiberstars Delaware are attached as appendices D and E to the Proxy Statement regarding the Merger. THIS SUMMARY DESCRIPTION OF THE RIGHTS AND SERIES A PARTICIPATING PREFERRED STOCK DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE RIGHTS AGREEMENT CERTIFICATE OF DESIGNATION, WHICH IS INCORPORATED HEREIN BY REFERENCE.

Appendix E

CERTIFICATE OF DESIGNATION

OF SERIES A PARTICIPATING PREFERRED STOCK

OF

FIBERSTARS, INC.

Fiberstars, Inc., a corporation organized and existing under the Delaware General Corporation Law (the “Corporation”), DOES HEREBY CERTIFY:

That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation, and pursuant to Section 151 of the Delaware Corporation Law, the Board of Directors on _______________, 2006, by unanimous consent in lieu of a meeting, duly determined that the Corporation shall designate One Hundred Thousand (100,000) shares of Preferred Stock as Series A Participating Preferred Stock and to that end, the Board of Directors adopted the following resolution providing for the terms, designations, powers, preferences and relative participating, optional and other special rights, and the qualifications, limitations, and restrictions, of the Series A Participating Preferred Stock:

RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of its Certificate of Incorporation, and pursuant to Section 151 of the Delaware Corporation Law, a series of Preferred Stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

1. Designation and Amount. The shares of such series shall be designated as “Series A Participating Preferred Stock,” and the number of shares constituting such series shall be One Hundred Thousand (100,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Participating Preferred Stock to a number less than that of the shares then outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

2. Dividends and Distributions.

(A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Participating Preferred Stock with respect to dividends, the holders of shares of Series A Participating Preferred Stock in preference to the holders of shares of Common Stock (the “Common Stock”), of the Corporation and any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Participating Preferred Stock in an amount per share (rounded to the nearest cent) equal to the greater of (a) $25.00 or, (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non–cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Participating Preferred Stock. In the event the Corporation shall at any time after the close of business on the Effective Date, as defined in the Merger Agreement between the Corporation and Fiberstars, Inc., a California corporation, (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, by reclassification or otherwise, then in each such case the amount to which holders of shares of Series A Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series A Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $25.00 per share on the Series A Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Participating Preferred Stock unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

3. Voting Rights. The holders of shares of Series A Participating Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock into a greater number of shares or (iii) combine the outstanding Common Stock into a smaller number of shares, by reclassification or otherwise, then in each such case the number of votes per share to which holders of shares of Series A Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock outstanding immediately prior to such event.

(B) Except as otherwise provided herein, in the Certificate of Incorporation or by law, the holders of shares of Series A Participating Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

(C) (i) If at any time dividends on any Series A Participating Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, the holders of the Series A Participating Preferred Stock, voting as a separate series from all other series of Preferred Stock and classes of capital stock, shall be entitled to elect two members of the Board of Directors in addition to any Directors elected by any other series, class or classes of securities and the authorized number of Directors will automatically be increased by two. Promptly thereafter, the Board of Directors of this Corporation shall, as soon as may be practicable, call a special meeting of holders of Series A Participating Preferred Stock for the purpose of electing such members of the Board of Directors. Said special meeting shall in any event be held within 45 days of the occurrence of such arrearage.

(ii) During any period when the holders of Series A Participating Preferred Stock, voting as a separate series, shall be entitled and shall have exercised their right to elect two Directors, then and during such time as such right continues (a) the then authorized number of Directors shall remain increased by two, and the holders of Series A Participating Preferred Stock, voting as a separate series, shall remain entitled to elect the additional Directors so provided for, and (b) each such additional Director shall not be a member of any existing class of the Board of Directors, but shall serve until the next annual meeting of shareholders for the election of Directors, or until his or her successor shall be elected and shall qualify, or until his or her right to hold such office terminates pursuant to the provisions of this Section 3(C).

(iii) A Director elected pursuant to the terms hereof may be removed with or without cause by the holders of Series A Participating Preferred Stock entitled to vote in an election of such Director.

(iv) If, during any interval between annual meetings of shareholders for the election of Directors and while the holders of Series A Participating Preferred Stock shall be entitled to elect two Directors, there are fewer than two such Directors in office by reason of resignation, death or removal, then, promptly thereafter, the Board of Directors shall call a special meeting of the holders of Series A Participating Preferred Stock for the purpose of filling such vacancy(ies) and such vacancy(ies) shall be filled at such special meeting. Such special meeting shall in any event be held within 45 days of the occurrence of any such vacancy(ies).

(v) At such time as the arrearage is fully cured, and all dividends accumulated and unpaid on any shares of Series A Participating Preferred Stock outstanding are paid, and, in addition thereto, at least one regular dividend has been paid subsequent to curing such arrearage, the term of office of any Director elected pursuant to this Section 3(C), or his or her successor, shall automatically terminate, and the authorized number of Directors shall automatically decrease by two, and the rights of the holders of the shares of the Series A Participating Preferred Stock to vote as provided in this Section 3(C) shall cease, subject to renewal from time to time upon the same terms and conditions.

(D) Except as set forth herein or as otherwise provided by law, holders of Series A Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock and any other capital stock of the Corporation having general voting rights as set forth herein) for taking any corporate action.

4. Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Participating Preferred Stock;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock except dividends paid ratably on the Series A Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Participating Preferred Stock; or

(iv) purchase or otherwise acquire for consideration any shares of Series A Participating Preferred Stock or any shares of stock ranking on a parity with the Series A Participating Preferred Stock except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5. Reacquired Shares. Any shares of Series A Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

6. Liquidation, Dissolution or Winding Up.

(A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Participating Preferred Stock shall have received per share, the greater of $1,000.00 or 1,000 times the payment made per share of Common Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in subparagraph (C) below to reflect such events as stock splits, stock dividends and recapitalization with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Participating Preferred Stock and Common Stock, respectively, holders of Series A Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

(B) In the event there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series A Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, following payment in full of all liquidation preferences of all shares senior to Common Stock (including the Series A Participating Preferred Stock), there are not sufficient assets available to permit payment in full of the Common Adjustment, then the remaining assets shall be distributed ratably to the holders of Common Stock.

(C) In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, by reclassification or otherwise, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event.

8. Redemption. The shares of Series A Participating Preferred Stock shall not be redeemable.

9. Ranking. The Series A Participating Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

10. Amendment. The Certificate of Incorporation and the By-Laws of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least 66–2/3% of the outstanding shares of Series A Participating Preferred Stock voting separately as a class.

11. Fractional Shares. Series A Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Participating Preferred Stock.

(Signatures on Following Page)

IN WITNESS WHEREOF, in accordance with Subsections (a)(1)(b) and (b)(2) of Section 103 and Section 151(g) of the Delaware General Corporation Law, the undersigned Chief Executive Officer of Fiberstars, Inc. has hereunto set his hand on this _____ day of June, 2006, and affirms under penalties of perjury that this instrument is his act and deed and the act and deed of the Corporation and that the facts stated herein are true.

FIBERSTARS, INC.

By:	/s/ John M. Davenport
John M. Davenport Chief Executive Officer

PROXY

FIBERSTARS, INC.

Proxy for Annual Meeting of Shareholders

This proxy is solicited on behalf of the
Board of Directors

The undersigned hereby appoints John M. Davenport and Robert A. Connors, or each of them, proxy and attorney-in-fact, with full power to designate a substitute representative, to represent the undersigned and to vote all of the shares of stock in Fiberstars, Inc., a California corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of the Company to be held at the Company’s principal executive offices at 32000 Aurora Road, Solon, Ohio 44139 at 1:00 P.M., local time, June 15, 2006 and at any adjournment or postponement thereof as hereinafter specified upon the proposals listed below and as more particularly described in the Proxy Statement of the Company dated May 1, 2006 (the ‘Proxy Statement’), receipt of which is hereby acknowledged.

Please mark your choices like this ☒

The shares represented hereby will be voted as specified. If no specification is made, such shares will be voted FOR the nominees listed below, FOR proposals 2, 3, 4 and 5 and in accordance with the discretion of the proxies on any other matters as may properly come before the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3, 4, and 5.

			FOR	WITHHOLD AUTHORITY
1.	To elect the following individuals:		☐

(INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE’S NAME IN THE LIST BELOW

	John M Davenport John B. Stuppin Jeffrey H. Brite Ronald A Casentini	Michael Kasper Paul von Paumgartten David N. Ruckert Philip Wolfson

		FOR	AGAINST	ABSTAIN
2.	To approve an increase in the number of shares of the Company’s Common Stock reserved for issuance under the Company’s 2004 Stock Incentive Plan by 500,000 shares.	☐	☐	☐

3.	To approve an increase in the number of shares of the Company’s Common Stock reserved for issuance under the Company’s 1994 Employee Stock Purchase Plan by 50,000 shares.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
4.	To approve the reincorporation of the Company from California to Delaware.	☐	☐	☐

5.	To ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the year ending December 31, 2006.	☐	☐	☐

6.	In their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE MARK, DATE, SIGN AND RETURN THE PROXY PROMPTLY IN THE ENCLOSED, STAMPED ENVELOPE.

	Yes	No
I plan to attend the meeting:	☐	☐

(Please print address change (if any) on label below.)

SIGNATURE(S)		DATED:	, 2006
	Print or type shareholder’s name.	(Be sure to date Proxy)